SUPPLEMENT DATED OCTOBER 23, 1999
                              TO THE PROSPECTUS FOR
                     THE PRINCIPAL FLEXIBLE VARIABLE ANNUITY
                               DATED JULY 30, 1999

Effective October 23, 1999, the Prospectus for the Principal Flexible Variable Annuity is amended as follows:


1.) The third bullet point on page 5 under the heading of SUMMARY OF EXPENSE INFORMATION will now read:

     "Transaction fee - a $30 fee is charged on each unscheduled partial surrender after the 12th unscheduled partial surrender in a Contract year."

2.) The sixth bullet point on page 9 under the heading of Charges and Deductions will now read:

     "Currently   there  is  no  annual  contract  fee  for  Contracts  with  an accumulated value of $30,000 or more. The aggregate value of multiple Contracts owned, or jointly owned, by you is used to attain the $30,000 accumulated value. Aggregation occurs on each Contract anniversary."

3.) Remove the first bullet on page 21 under the heading Separate Account Division Transfers - Scheduled and replace with:

     "You may elect to have automatic transfers made on a periodic basis."

4.) The eighth bullet point on page 23 under the heading of Unscheduled Partial Surrender will now read:

     "A $30 fee is imposed on each unscheduled partial surrender after the 12th unscheduled partial surrender in a Contract year. Surrenders from multiple divisions made at the same time are considered to be one surrender for purposes of calculating this fee."

5.) Insert the following after the fourth sentence on page 27 under the heading of Annual Fee:

     "The aggregate value of multiple Contracts owned, or jointly owned, by you is used to attain the $30,000 accumulated value. Aggregation occurs on each Contract anniversary."

6.) The first sentence on page 28 under the heading of Transaction Fee will now read:

     "A transaction fee of $30 applies to each unscheduled partial surrender after the 12th unscheduled partial surrender in a Contract year."







RF 581 S-8








                            Flexible Variable Annuity

           Issued by Principal Life Insurance Company (the "Company")


                     This Prospectus is dated July 30, 1999.



The individual deferred annuity contract ("Contract") described in this Prospectus is funded with the Principal Life Insurance Company Separate Account B ("Separate Account") and a fixed account ("Fixed Account"). The assets of the divisions of the Separate Account are invested in a corresponding Account of the Principal Variable Contracts Fund, Inc., AIM V.I. Growth Fund, AIM V.I. Growth and Income Fund, AIM V.I. Value Fund, Fidelity Variable Insurance Products Fund Contrafund Portfolio, and Fidelity Variable Insurance Products Fund II Growth Portfolio (the "Funds"). The Fixed Account is a part of the General Account of the Company.


This prospectus provides information about the Contract and the Separate Account that you, as owner, should know before investing. It should be read and retained for future reference. Additional information about the Contract is included in the Statement of Additional Information ("SAI"), dated July 30, 1999, which has been filed with the Securities and Exchange Commission (the "SEC"). The SAI is a part of this prospectus. The table of contents of the SAI is on page 41 of this prospectus. You may obtain a free copy of the SAI by writing or telephoning:


                            Flexible Variable Annuity
                            Principal Financial Group
                                 P. O. Box 9382
                           Des Moines, Iowa 50306-9382
                            Telephone: 1-800-852-4450



An investment in the Contract is not a deposit or obligation of any bank and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency.


These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.




This prospectus is valid only when accompanied by the current prospectuses for the Principal Variable Contracts Fund, Inc., AIM V.I. Growth Fund, AIM V.I. Growth and Income Fund, AIM V.I. Value Fund, Fidelity Variable Insurance Products Fund Contrafund Portfolio, and Fidelity Variable Insurance Products Fund II Growth Portfolio.These prospectuses should be kept for future reference.


                                TABLE OF CONTENTS


Glossary .................................................................     4
Summary of Expense Information.............................................    5
Summary  .................................................................     8
    Investment Limitations.................................................    8
    Separate Account Investment Options....................................    8
    Transfers..............................................................    9
    Surrenders.............................................................    9
    Charges and Deductions.................................................    9
    Annuity Payments.......................................................   10
    Death Benefit..........................................................   10
    Free-Look Provision....................................................   10
Condensed Financial Information............................................   11
The Principal Flexible Variable Annuity....................................   12
The Company................................................................   13
The Separate Account.......................................................   13
The Funds................................................................     13
Surplus Distributions......................................................   17
The Contract...............................................................   17
    To Buy a Contract......................................................   17
    Purchase Payments......................................................   17
         Allocation of Purchase Payments and Free-Look Period..............   18
         Right to Examine the Contract.....................................   18
         Exchange Credit...................................................   19
    The Accumulation Period................................................   20
         The Value of Your Contract........................................   20
         Allocation of Purchase Payments...................................   21
         Separate Account Division Transfers...............................   21
         Automatic Portfolio Rebalancin (APR)..............................   22
         Telephone Services................................................   22
         Automatic Voice Response Service (AVRS)...........................   22
         Internet..........................................................   22
    Separate Account Surrenders............................................   23
         Total Surrender...................................................   23
         Unscheduled Partial Surrender.....................................   23
         Scheduled Partial Surrender.......................................   23
    Death Benefit..........................................................   24
         Standard Death Benefit............................................   24
         Annual Enhanced Death Benefit.....................................   24
         Payment of Death Benefit..........................................   25
    The Annuity Payment Period.............................................   25
         Annuity Payment Date..............................................   25
         Annuity Payment Options...........................................   26
         Death of Annuitant................................................   27
Charges and Deductions.....................................................   27
    Annual Fee.............................................................   27
    Mortality and Expense Risks Charge.....................................   28
    Transaction Fee........................................................   28
    Premium Taxes..........................................................   28
    Surrender Charge.......................................................   28
         Waiver of Surrender Charge........................................   29
    Administration Charge..................................................   30
    Special Provisions for Group or Sponsored Arrangements.................   30
Fixed Account..............................................................   31
    General Description....................................................   31
Fixed Account Value........................................................   31
    Fixed Account Transfers, Total and Partial Surrender...................   31
         Single Unscheduled Transfer.......................................   32
         Scheduled Fixed Account Transfer..................................   32
General Provisions.........................................................   32
    The Contract...........................................................   32
    Delay of Payments......................................................   32
    Misstatement of Age or Gender..........................................   33
    Assignment.............................................................   33
    Change of Owner........................................................   33
    Beneficiary............................................................   33
    Contract Termination...................................................   33
    Reinstatement..........................................................   34
    Reports................................................................   34
Rights Reserved by the Company.............................................   34
Distribution of the Contract...............................................   34
Performance Calculation....................................................   35
Voting Rights..............................................................   35
Federal Tax Matters........................................................   36
    Non-Qualified Contracts................................................   36
    Required Distributions for Non-Qualified Contracts.....................   37
    IRA, SEP and SIMPLE-IRA................................................   37
    Rollover IRAs..........................................................   38
    Withholding............................................................   38
Year 2000 Readiness Disclosure.............................................   38
Mutual Fund Diversification................................................   39
State Regulation...........................................................   39
Legal Opinions.............................................................   39
Legal Proceedings..........................................................   39
Registration Statement.....................................................   40
Other Variable Annuity Contracts...........................................   40
Independent Auditors.......................................................   40
Financial Statements.......................................................   40
Customer Inquiries.........................................................   40
Table of Contents of the Statement of Additional Information...............   41



The Contract offered by this prospectus may not be available in all states. This prospectus is not an offer to sell, or solicitation of an offer to buy, the Contract in states in which the offer or solicitation may not be lawfully made. No person is authorized to give any information or to make any representation in connection with this Contract other than those contained in this prospectus.

GLOSSARY

Account - series or portfolio of a mutual fund in which a Separate Account division invests.

Accumulated value - an amount equal to the Fixed Account value plus the Separate Account value.

Anniversary - the same date and month of each year following the Contract date.

Annuitant - the person, including any joint annuitant, on whose life the annuity payment is based. This person may or may not be the owner.


Annuity payment date - the date the owner's accumulated value is applied, under an annuity payment option, to make income payments. (Referred to in the Contract as "Retirement Date".)


Contract date - the date that the Contract is issued and which is used to determine Contract years.

Contract year - the one-year period beginning on the Contract date and ending one day before the Contract anniversary and any subsequent one year period beginning on a Contract anniversary. (e.g. If the contract date is June 5, 2000, the first Contract year ends on June 4, 2001, and the first anniversary falls on June 5, 2001.)

Division - a part of the Separate Account which invests in shares of an account of a mutual fund.

Fixed Account - an account which earns guaranteed interest.

Fixed Account Value - The amount of your accumulated value which is in the Fixed Account.

Joint annuitant - additional annuitant. Joint annuitants must be husband and wife and must be named as owner and joint owner. Any reference to the annuitant's death means the death of the last surviving annuitant.

Joint owner - an owner who has an undivided interest with the right of survivorship in this Contract with another owner. Joint owners must be husband and wife and must be named as annuitant and joint annuitant. Any reference to the owner's death means the death of the last surviving owner.

Mutual fund - a registered open-end investment company in which a division invests.

Notice - any form of written communication received by us, at our home office P.O. Box 9382, Des Moines, Iowa 50306-9382, or in another form approved by us in advance.

Owner - the person, including joint owner, who owns all the rights and privileges of this Contract.

Purchase payments - the gross amount contributed to the Contract. Fixed Account purchase payments include transfers into the Fixed Account from any Separate Account division.

Separate Account B - an account established by us under Iowa law to receive purchase payments under the Contract and other contracts issued by us. It is divided into divisions which invest in shares of an account of a mutual fund. Divisions can be added, eliminated or combined in the future.

Separate Account Value - the amount of your accumulated value in all divisions of the Separate Account.

Surrender Charge - the charge deducted upon any partial or total surrender of the Contract before the annuity payment date.

Unit - the accounting measure used to calculate the value of the Separate Account prior to annuity payment date.

Unit value - a measure used to determine the value of an investment in a division.

Valuation date - the date as of which the net asset value of a mutual fund is determined.

Valuation period - the period of time between determination of asset value on one valuation date and the next valuation date.


You, Your - the owner of this Contract, including any joint owner.

SUMMARY OF EXPENSE INFORMATION

The purpose of these tables is to assist you in understanding the various costs and expenses of the Contract. This information includes expenses of the Contract as well as the Accounts but does not include any premium taxes that may apply. For a more complete description of the Contract expenses, see CHARGES AND DEDUCTIONS.

Contract owner transaction expenses:
         o    There is no sales charge imposed on purchase payments.
         o    Surrender charge (as a percentage of amounts surrendered):


    Number of completed contract           Surrender charge applied to
      years since each purchase              all purchase payments
         payment was made                received in that contract year
     0 (year of purchase payment)                      6%
     1                                                 6%
     2                                                 6%
     3                                                 5%
     4                                                 4%
     5                                                 3%
     6                                                 2%
     7 and later                                       0%


     o Transaction fee - a $30 fee is charged on each unscheduled partial surrender after the 1st unscheduled partial surrender in a contract year.
     o Transfer fee - following the 12th unscheduled transfer among divisions within a contract year each additional unscheduled transfer results in a $30 fee.
     o Annual contract fee - the lesser of $30 or 2% of the accumulated value.

Separate Account annual expenses (as a percentage  of average  account  value)
           mortality and expense risks  charge     1.25%
           other  Separate   Account expenses         0
           total Separate Account annual expenses  1.25%
Annual expenses of Accounts (as a percentage of average net assets) as of December 31, 1998:

                                                             Management               Other             Total Account
                 Account                                        Fees                Expenses           Annual Expenses


         Principal Variable Contracts Fund, Inc.
           Aggressive Growth                                   0.77%                  0.01%                 0.78%
           Asset Allocation                                    0.80                   0.09                  0.89
           Balanced                                            0.57                   0.02                  0.59
           Bond                                                0.49                   0.02                  0.51
           Capital Value                                       0.43                   0.01                  0.44
           Government Securities                               0.49                   0.01                  0.50
           Growth                                              0.47                   0.01                  0.48
           International                                       0.73                   0.04                  0.77
           International SmallCap                              1.21                   0.13                  1.34
           MicroCap*                                           1.00                   0.38                  1.38
           MidCap                                              0.61                   0.01                  0.62
           MidCap Growth*                                      0.90                   0.37                  1.27
           Money Market                                        0.50                   0.02                  0.52
           Real Estate                                         0.90                   0.10                  1.00
           SmallCap                                            0.85                   0.13                  0.98
           SmallCap Growth*                                    1.00                   0.31                  1.31
           SmallCap Value*                                     1.10                   0.46                  1.56
           Utilities                                           0.60                   0.09                  0.69
         AIM V.I. Growth Fund                                  0.64                   0.08                  0.72
         AIM V.I. Growth and Income Fund                       0.61                   0.04                  0.65
         AIM V.I. Value Fund                                   0.61                   0.05                  0.66
         Fidelity Variable Insurance Products Fund II
           Fidelity VIP II Contrafund Portfolio-Service Class  0.59                   0.16                  0.75**
         Fidelity Variable Insurance Products Fund
           Fidelity VIP Growth Portfolio-Service Class         0.59                   0.16                  0.75**




         * Manager has agreed to reimburse expenses, if necessary, so that total Account operating expenses for 1999 will be no more than:
              MicroCap 1.06%  SmallCap Growth 1.06%    Stock Index 500***  0.40%
              MidCap Growth  0.96%  SmallCap Value  1.16%

         ** The Company and Princor Financial Services Corporation may receive a portion of the fund expenses for recordkeeping, marketing and distribution services.
         *** First offered May 1, 1999.




Example:

The purpose of the following examples is to assist you in understanding the various costs and expenses that a contract owner bears directly or indirectly. They reflect expenses of the Separate Account as well as the expenses of the Account in which the Separate Account invests. In certain circumstances, state premium taxes also apply.

The examples should not be considered representations of past or future expenses. Actual expenses may be more or less than those shown.

If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets and similar expenses were the same as Account expenses for the prior fiscal year*.

        Separate Account Division          1 Year           3 Years           5 Years         10 Years


         Aggressive Growth                  $83              $119              $146              $239
         Asset Allocation                    84               122               151               250
         Balanced                            81               114               136               219
         Bond                                80               111               132               211
         Capital Value                       79               109               129               203
         Government Securities               80               111               132               210
         Growth                              80               110               131               207
         International                       83               119               145               238
         International SmallCap              88               135               173               296
         MicroCap*                           85               127               159               268
         MidCap                              81               115               138               222
         MidCap Growth*                      84               124               154               258
         Money Market                        80               112               133               212
         Real Estate                         85               125               156               262
         SmallCap                            85               125               155               260
         SmallCap Growth*                    85               127               159               268
         SmallCap Value*                     86               130               164               278
         Stock Index 500**                   85               125               N/A               N/A
         Utilities                           82               117               141               230
         AIM V.I. Growth                     82               117               143               233
         AIM V.I. Growth and Income          81               115               139               226
         AIM V.I. Value                      82               116               140               227
         Fidelity VIP II Contrafund          82               118               144               236
         Fidelity VIP Growth                 82               118               144               236



         *   After expense reimbursement
         ** Estimated



If you annuitize at the end of the applicable time period or do not surrender your Contract, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets and that expenses were the same as Account expenses for the last fiscal year*.

        Separate Account Division              1 Year           3 Years           5 Years         10 Years


         Aggressive Growth                      $21               $65              $111              $239
         Asset Allocation                        22                68               117               250
         Balanced                                19                59               101               219
         Bond                                    18                56                97               211
         Capital Value                           17                54                93               203
         Government Securities                   18                56                97               210
         Growth                                  18                55                95               207
         International                           21                64               110               238
         International SmallCap                  27                81               139               296
         MicroCap*                               24                73               125               268
         MidCap                                  19                60               103               222
         MidCap Growth*                          23                70               120               258
         Money Market                            18                57                98               212
         Real Estate                             23                71               122               262
         SmallCap                                23                71               121               260
         SmallCap Growth*                        24                73               125               268
         SmallCap Value*                         25                76               130               278
         Stock Index 500**                       23                71               N/A               N/A
         Utilities                               20                62               106               230
         AIM V.I. Growth                         20                63               108               233
         AIM V.I. Growth and Income              20                61               104               226
         AIM V.I. Value                          20                61               105               227
         Fidelity VIP II Contrafund              21                64               109               236
         Fidelity VIP Growth                     21                64               109               236



         *   After expense reimbursement
         ** Estimated



SUMMARY

This prospectus describes a flexible variable annuity offered by the Company. The Contract is designed to provide individuals with retirement benefits, including (1) Individual Retirement Annuity plans or programs ("IRA Plans"), Simplified Employee Pension plans ("SEPs") and Savings Incentive Match Plan for Employees ("SIMPLE") IRAs adopted according to Section 408 of the Internal Revenue Code (the "Code") and (2) non-qualified retirement plans.

This is a brief summary of the Contract's features. More detailed information follows later in this prospectus.

Investment Limitations

o Initial purchase payment must be $2,500 or more for non-qualified retirement plans.
o    Initial purchase payment must be $1,000 for all other contracts.
o    Each subsequent payment must be at least $100.
o If you are a member of a retirement plan covering three or more persons and payments are made through an automatic investment program, then the initial and subsequent purchase payments for the Contract must average at least $100 and not be less than $50.

If purchase payments are not paid during two consecutive calendar years and the accumulated value or total purchase payments less partial surrenders and applicable surrender charges is less than $2,000, then we reserve the right to terminate a Contract and distribute the accumulated value, less any applicable charges.

Separate Account Investment Options (see THE FUNDS):
          Division                             invests in:

                                      Principal Variable Contracts Fund, Inc.
     Aggressive Growth                  Aggressive Growth Account
     Asset Allocation                   Asset Allocation Account
     Balanced                           Balanced Account
     Bond                               Bond Account
     Capital Value                      Capital Value Account
     Government Securities              Government Securities Account
     Growth                             Growth Account
     International                      International Account
     International SmallCap             International SmallCap Account
     MicroCap                           MicroCap Account
     MidCap                             MidCap Account
     MidCap Growth                      MidCap Growth Account
     Money Market                       Money Market Account
     Real Estate                        Real Estate Account
     SmallCap                           SmallCap Account
     SmallCap Growth                    SmallCap Growth Account
     SmallCap Value                     SmallCap Value Account
     Stock Index 500                    Stock Index 500 Account
     Utilities                          Utilities Account
     AIM V.I. Growth                  AIM V.I. Growth Fund
     AIM V.I. Growth and Income       AIM V.I. Growth and Income Fund
     AIM V.I. Value                   AIM V.I. Value Fund
                                      Fidelity Variable Insurance Products Fund II
     Fidelity VIP II Contrafund         Fidelity VIP II Contrafund Portfolio Service Class
                                      Fidelity Variable Insurance Products Fund
     Fidelity VIP Growth                Fidelity VIP Growth Portfolio Service Class


You may allocate your net premium payments to divisions of the Separate Account and/or the Fixed Account. Not all divisions are available in all states. A current list of divisions available in your state may be obtained from a sales representative or our home office.

Each division invests in shares of an underlying mutual fund. More detailed information about the underlying mutual funds may be found in the current prospectus for each underlying mutual fund.

The underlying mutual funds are NOT available to the general public directly. The underlying mutual funds are available only as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies. Some of the underlying mutual funds have been established by investment advisers that manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly traded mutual funds, you should understand that the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and of any underlying mutual fund may differ substantially.

Transfers (see Separate Account Transfers for additional restrictions) During the accumulation period from the Separate Account divisions:
o    dollar amount or percentage of transfer must be specified; and
o transfer may occur on a scheduled or unscheduled basis (a $30 fee is imposed on each unscheduled transfer after the 12th unscheduled transfer in a contract year).
During the annuity payment period, transfers are not permitted (no transfers once payments have begun).

Surrenders (total or partial) (see THE CONTRACT - Separate Account Surrenders and FIXED ACCOUNT - Fixed Account Transfers, Total and Partial Surrenders) During the accumulation period:
o    a dollar amount must be specified;
o    surrendered amounts may be subject to surrender charge;
o    total surrenders are subject to an annual fee;
o during a contract year partial surrenders less than the Contract's earnings or 10% of purchase payments are not subject to a surrender charge; and
o withdrawals before age 59 1/2 may involve an income tax penalty (see Federal Tax Matters).

Charges and Deductions
o    No sales charge on purchase payments.
o A contingent deferred surrender charge is imposed on certain total or partial surrenders.
o A mortality and expense risks daily charge equal to 1.25% per year applies to amounts in the Separate Account.
o Daily Separate Account administration charge is currently zero but we reserve the right to assess a charge not to exceed 0.15% annually.
o Contracts with an accumulated value of less than $30,000 are subject to an annual contract fee of the lesser of $30 or 2% of the accumulated value.
o Currently there is no annual contract fee for Contracts with an accumulated value of $30,000 or more.
o Certain states and local governments impose a premium tax. The Company reserves the right to deduct the amount of the tax from purchase payments or accumulated values.

Annuity Payments
o You may choose from several fixed annuity payment options which start on your selected annuity payment date.
o Payments are made to the owner (or beneficiary depending on annuity payment option selected). You should carefully consider the tax implications of each annuity option (see THE CONTRACT - Annuity Payment Options and FEDERAL TAX MATTERS).
o    Your Contract refers to annuity payments as "retirement benefit" payments.

Death Benefit
o If the annuitant or owner dies before the annuity payment date, then a death benefit is payable to the beneficiary of the Contract.
o The death benefit may be paid as either a single sum cash benefit or under a benefit option (see THE CONTRACT - Death Benefit).
o If the annuitant dies on or after the annuity payment date, then the beneficiary will receive only any continuing payments which may be provided by the annuity payment option in effect.

Free-Look Provision
o You may return the Contract during the free-look period which is generally 10 days from the date you receive the contract. The free-look period may be longer in certain states.
o We return either all purchase payments made or the accumulated value, whichever is required by applicable state law.


CONDENSED FINANCIAL INFORMATION

Financial  statements  are included in the Statement of Additional  Information.
Following are unit values for the Contract for the periods ended December 31.
                                                                                                      Number of
                                                                                                    Accumulation
                                                    Accumulation Unit Value                             Units
                                                                                                     Outstanding
                                    Beginning             End of       Percentage of Change         End of Period
                                    of Period             Period         from Prior Period         (in thousands)

Aggressive Growth Division
   Year Ended December 31
     1998                             23.628              27.845              17.72%                   7,486
     1997                             18.340              23.689              29.17                    6,077
     1996                             14.503              18.340              26.46                    3,971
     1995                             10.184              14.503              42.41                    1,324
   Period Ended December 31, 1994(1)  10.075              10.184               1.08                      362
Asset Allocation Division
   Year Ended December 31
     1998                             15.477              16.690               7.84                    3,762
     1997                             13.260              15.478              16.73                    3,134
     1996                             11.891              13.260              11.51                    2,264
     1995                              9.978              11.891              19.17                      912
   Period Ended December 31, 1994(1)  10.075               9.978              -0.96                      303
Balanced Division
   Year Ended December 31
     1998                             15.995              17.647              10.33                    8,903
     1997                             13.708              15.966              16.47                    6,717
     1996                             12.270              13.708              11.72                    4,661
     1995                              9.972              12.270              23.04                    1,373
   Period Ended December 31, 1994(1)  10.266               9.972              -2.86                      370
Bond Division
   Year Ended December 31
     1998                             13.486              14.260               5.74                    7,499
     1997                             12.275              13.408               9.23                    5,017
     1996                             12.143              12.275               1.09                    3,872
     1995                             10.064              12.143              20.66                    1,401
   Period Ended December 31, 1994(1)  10.050              10.064               0.14                      301
Capital Value Division
   Year Ended December 31
     1998                             20.676              23.156              12.00                   11,720
     1997                             16.261              20.642              26.94                    9,320
     1996                             13.333              16.261              21.96                    6,267
     1995                             10.234              13.333              30.28                    2,232
   Period Ended December 31, 1994(1)  10.328              10.234              -0.91                      699
Government Securities Division
   Year Ended December 31
     1998                             13.096              13.954               6.55                    8,554
     1997                             11.969              13.049               9.02                    5,946
     1996                             11.728              11.969               2.06                    5,443
     1995                              9.973              11.728              17.60                    2,023
   Period Ended December 31, 1994(1)  10.133               9.973              -1.93                      572
Growth Division
   Year Ended December 31
     1998                             18.099              21.657              19.66                    9,863
     1997                             14.411              18.070              25.39                    7,898
     1996                             12.970              14.411              11.11                    6,089
     1995                             10.454              12.970              24.07                    2,619
   Period Ended December 31, 1994(1)  10.336              10.454               1.14                      764

International Division
   Year Ended December 31
     1998                             14.889              16.070               7.93                    7,866
     1997                             13.347              14.795              10.85                    7,316
     1996                             10.804              13.347              23.54                    4,797
     1995                              9.582              10.804              12.75                    2,146
   Period Ended December 31, 1994(1)   9.624               9.582              -0.43                      936
International SmallCap Division
   Period Ended December 31, 1998(2)  10.000               8.978             -10.22                      419
MicroCap Division
   Period Ended December 31, 1998(2)  10.000               8.106             -18.94                      141
MidCap Division
   Year Ended December 31
     1998                             18.664              19.125               2.47                   10,738
     1997                             15.405              18.676              21.23                    9,820
     1996                             12.880              15.405              19.60                    7,285
     1995                             10.108              12.880              27.42                    3,059
   Period Ended December 31, 1994(1)  10.157              10.108              -0.48                      973
MidCap Growth Division
   Period Ended December 31, 1998(2)  10.000               9.627              -0.39                      352
Money Market Division
   Year Ended December 31
     1998                             11.467              11.913               3.89                    4,905
     1997                             11.027              11.463               3.95                    2,752
     1996                             10.628              11.027               3.75                    2,929
     1995                             10.194              10.628               4.26                    1,370
   Period Ended December 31, 1994(1)  10.027              10.194               1.67                      702
Real Estate Division
   Period Ended December 31, 1998(2)  10.000               9.275              -7.25                      195
SmallCap Division
   Period Ended December 31, 1998(2)  10.000               7.928             -20.72                      459
SmallCap Growth Division
   Period Ended December 31, 1998(2)  10.000              10.179               1.79                      314
SmallCap Value Division
   Period Ended December 31, 1998(2)  10.000               8.440             -15.60                      306
Utilities Division
   Period Ended December 31, 1998(2)  10.000              11.464              14.64                      639

(1)  Commenced operations on June 16, 1994.
(2)  Commenced operations on May 1, 1998.

THE PRINCIPAL FLEXIBLE VARIABLE ANNUITY


The Principal Flexible Variable Annuity is significantly different from a fixed annuity. As the owner of a variable annuity, you assume the risk of investment gain or loss (as to amounts in the Separate Account divisions) rather than the insurance company. The Separate Account Value under a variable annuity is not guaranteed. Separate Account Value varies with the investment performance of the portfolio securities of the underlying Account.


Based on your investment objectives, you direct the allocation of purchase payments and accumulated values. There can be no assurance that your investment objectives will be achieved.

THE COMPANY

The Company is a stock life insurance company with its home office at: Principal Financial Group, Des Moines, Iowa 50306. It is authorized to transact life and annuity business in all of the United States and the District of Columbia. The Company is a wholly owned subsidiary of Principal Financial Services, Inc.

In 1879, the Company was incorporated under Iowa law as a mutual life insurance company named Bankers Life Association. It changed its name to Bankers Life Company in 1911 and then to Principal Mutual Life Insurance Company in 1986. The name change to Principal Life Insurance Company and reorganization into a mutual holding company structure took place in 1998.

THE SEPARATE ACCOUNT

Separate Account B was established under Iowa law on January 12, 1970. It was registered as a unit investment trust with the SEC on July 17, 1970. This registration does not involve SEC supervision of the investments or investment policies of the Separate Account.

The income, gains, and losses, whether or not realized, of the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company. Obligations arising from the Contract, including the promise to make annuity payments, are general corporate obligations of the Company. However, the Contract provides that the portion of the Separate Account's assets equal to the reserves and other liabilities under the Contract are not charged with any liabilities arising out of any other business of the Company.


The assets of each division invest in a corresponding Account of a mutual fund. New Accounts may be added and made available. Accounts may also be eliminated from the Separate Account.

THE FUNDS

The Principal Variable Contracts Fund, Inc., AIM V.I. Growth Fund, AIM V.I. Growth and Income Fund, AIM V.I. Value Fund, Fidelity Variable Insurance Product Fund, and Fidelity Variable Insurance Product Fund II are mutual funds registered under the Investment Company Act of 1940 as diversified open-end investment management companies. The Funds provide the investment vehicles for the Separate Account. A full description of the Funds, the investment objectives of the Accounts, policies and restrictions, charges and expenses and other operational information are contained in the accompanying prospectuses (which should be read carefully before investing) and the Statement of Additional Information. Additional copies of these documents are available from a sales representative or our home office.

Principal Management Corporation (the "Manager") serves as the manager for the Principal Variable Contracts Fund. The Manager is a subsidiary of Princor
Financial Services Corporation. It has managed mutual funds since 1969. As of May 31, 1999, the funds it managed had assets of approximately $6.1 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.


Some of the Principal Variable Contract Fund's Accounts are used to fund the Company's variable life insurance contracts. The fund's Board of Directors (the "Board") monitors events in order to identify any material irreconcilable conflicts between the interests of the variable annuity contract owners and variable life insurance policyowners. The Board determines any responsive action which may need to be taken. If it becomes necessary for any separate account to replace shares of any Account with an alternate investment, then the Account may have to liquidate securities on a disadvantageous basis.


AIM Advisors, Inc ("the Advisor") serves as the investment advisor for AIM V.I. Growth Fund, AIM V.I. Growth and Income Fund, and AIM V.I. Value Fund. The Advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The Advisor supervises all aspects of the funds' operations and provides investment advisory services to the fund, including obtaining and evaluating economic, statistical and financial information to formulate and implement investment programs for the funds.

Fidelity Management and Research (FMR) is the manager for Fidelity Insurance Products Fund and Fidelity Insurance Products Fund II. As of April 30, 1998, FMR had approximately $529 billion in discretionary assets under management. As the manager, FMR is responsible for choosing the account investments and handling their business affairs.


The Company purchases and sells fund shares for the Separate Account at their net asset value without any sales or redemption charge. Shares of the fund represent interests in the Accounts available for investment by the Separate Account. Each Account corresponds to one of the divisions of the Separate Account. The assets of each Account are separate from the others. An Account's performance has no effect on the investment performance of any other Account.

The following is a brief summary of the investment objectives of each division:


      Division               Division Invests In          Investment Advisor*               Investment Objective

Aggressive Growth        Principal Variable Contracts  Morgan Stanley through             to provide long-term capital appreciation
                         Fund, Inc.                    a sub-advisory agreement           by investing  primarily in growth-oriented
                         Aggressive Growth Account                                        common stocks of medium and large
                                                                                          capitalization U.S. corporations and, to a
                                                                                          limited extent, foreign corporations.

Asset Allocation         Principal Variable Contracts  Morgan Stanley through             to generate a total investment return
                         Fund, Inc.                    a sub-advisory agreement           consistent with the preservation of
                         Asset Allocation Account                                         capital. The Account intends to pursue a
                                                                                          flexible investment policy in seeking to
                                                                                          achieve this investment objective.

Balanced                 Principal Variable Contracts  Invista Capital Management, LLC    to generate a total return consisting of
                         Fund, Inc.                    through a sub-advisory agreement   current income and capital appreciation
                         Balanced Account                                                 while assuming reasonable risks in
                                                                                          furtherance of this objective.

Bond                     Principal Variable Contracts  Principal Management Corporation   to provide as high a level of income as is
                         Fund, Inc.                                                       consistent with preservation of capital
                         Bond Account                                                     and prudent investment risk.

Capital Value            Principal Variable Contracts  Invista Capital Management, LLC    to provide long-term capital appreciation
                         Fund, Inc.                    through a sub-advisory agreement   and secondarily is growth of investment
                         Capital Value Account                                            income. The Account seeks to achieve its
                                                                                          investment objectives through the purchase
                                                                                          primarily of common stocks, but the
                                                                                          Account may invest in other securities.

Government  Securities   Principal Variable Contracts  Invista Capital Management,LLC     to seek a high level of current income,
                         Fund, Inc.                    through a sub-advisory agreement   liquidity and safety of principal. The
                         Government Securities Account                                    Account seeks to achieve its objective
                                                                                          through the purchase of obligations
                                                                                          issued or guaranteed by the United States
                                                                                          Government or its agencies, with
                                                                                          emphasis on Government National
                                                                                          Mortgage Association Certificates
                                                                                          ("GNMA Certificates"). Account shares
                                                                                          are not guaranteed by the United States
                                                                                          Government.

Growth                   Principal Variable Contracts  Invista Capital Management, LLC    to seek growth of capital. The Account
                         Fund, Inc.                    through a sub-advisory agreement   seeks to achieve its objective through the
                         Growth Account                                                   purchase primarily of common stocks, but
                                                                                          the Account may invest in other
                                                                                          securities.

International            Principal Variable Contracts  Invista Capital Management, LLC    to seek long-term growth of capital by
                         Fund, Inc.                    through a sub-advisory agreement   investing in a portfolio of equity
                         International Account                                            securities domiciled in any of the nations
                                                                                          of the world.

International SmallCap   Principal Variable Contracts  Invista Capital Management, LLC    seeks long-term growth of capital. The
                         Fund, Inc.                    through a sub-advisory agreement   Account will attempt to achieve its
                         International SmallCap Account                                   objective by investing primarily in equity
                                                                                          securities of non-United States companies
                                                                                          with comparatively smaller market
                                                                                          capitalizations.

MicroCap                 Principal Variable Contracts  Goldman Sachs Asset Management     seeks long-term growth of capital. The
                         Fund, Inc.                    through a sub-advisory agreement   Account will attempt to achieve its
                         MicroCap Account                                                 objective by investing primarily in value
                                                                                          and growth oriented companies with
                                                                                          small market capitalizations, generally
                                                                                          less than $700 million.

MidCap                   Principal Variable Contracts  Invista Capital Management, LLC    to achieve capital appreciation by
                         Fund, Inc.                    through a sub-advisory agreement   investing primarily in securities of
                         MidCap Account                                                   emerging and other growth-oriented
                                                                                          companies.

MidCap Growth            Principal Variable Contracts  Dreyfus Corporation through        seeks long-term growth of capital. The
                         Fund, Inc.                    a sub-advisory agreement           Account will attempt to achieve its
                         MidCap Growth Account                                            objective by investing primarily in growth
                                                                                          stocks of companies with market
                                                                                          capitalizations in the $1 billion to $10
                                                                                          billion range.

Money Market             Principal Variable Contracts  Principal Management Corporation   to seek as high a level of current income
                         Fund,  Inc.                                                      available from short-term securities as is
                         Money Market Account                                             considered consistent with preservation of
                                                                                          principal and maintenance of liquidity by
                                                                                          investing all of its assets in a
                                                                                          portfolio of money market instruments.

Real Estate              Principal Variable Contracts  Principal Management Corporation   seeks to generate a high total return. The
                         Fund, Inc.                                                       Account will attempt to achieve its
                         Real Estate Account                                              objective by investing primarily in equity
                                                                                          securities of companies principally
                                                                                          engaged in the real estate industry.

SmallCap                 Principal Variable Contracts  Invista Capital Management, LLC    seeks long-term growth of capital. The
                         Fund, Inc.                    through a sub-advisory agreement   Account will attempt to achieve its
                         SmallCap  Account                                                objective  by  investing  primarily  in
                                                                                          equity securities  of both  growth  and
                                                                                          value oriented companies with
                                                                                          comparatively smaller market
                                                                                          capitalizations.

SmallCap Growth          Principal Variable Contracts  Berger Associates through          seeks long-term growth of capital. The
                         Fund, Inc.                     a sub-advisory agreement          Account will attempt to achieve its
                         SmallCap Growth Account                                          objective by investing primarily in equity
                                                                                          securities of small growth companies with
                                                                                          market capitalization of less than $1
                                                                                          billion.

SmallCap Value           Principal Variable Contracts  J.P. Morgan through                seeks long-term growth of capital. The
                         Fund, Inc.                    a sub-advisory agreement           Account will attempt to achieve its
                         SmallCap  Value Account                                          objective by investing primarily in equity
                                                                                          securities of small companies with value
                                                                                          characteristics and market capitalizations
                                                                                          of less than $1 billion.

Stock Index 500          Principal Variable Contracts  Invista Capital Management, LLC    The Account attempts to mirror the
                         Fund, Inc.                    through a sub-advisory agreement   investment results of the Standard &
                         Stock Index 500 Account                                          Poor's 500 Stock Index.

Utilities                Principal Variable Contracts  Invista Capital Management, LLC    seeks to provide current income and long-
                         Fund, Inc.                    through a sub-advisory agreement   term growth of income and capital. The
                         Utilities Account                                                Account will attempt to achieve its
                                                                                          objective by investing primarily in equity
                                                                                          and fixed-income securities of companies
                                                                                          in the public utilities industry.


AIM V.I. Growth          AIM V.I. Growth Fund          AIM Advisors, Inc.                 seeks growth of capital primarily by
                                                                                          investing in seasoned and better
                                                                                          capitalized companies considered to have
                                                                                          strong earnings momentum.

AIM V.I. Growth          AIM V.I. Growth               AIM Advisors, Inc.                 seeks growth of capital with a secondary
   and Income            and Income Fund                                                  objective of current income.

AIM V.I. Value           AIM V.I. Value Fund           AIM Advisors, Inc.                 seeks long-term growth of capital by
                                                                                          investing primarily in equity securities
                                                                                          judged by the fund's investment advisor to
                                                                                          be undervalued relative to the investment
                                                                                          advisor's appraisal of the current or
                                                                                          projected earnings of the companies
                                                                                          issuing the securities, or relative to
                                                                                          current market values of assets owned by
                                                                                          the companies issuing the securities or
                                                                                          relative to the equity market generally.
                                                                                          Income is a secondary objective.

Fidelity VIP II          Fidelity Variable Insurance   Fidelity  Management               seeks long-term capital appreciation.
  Contrafund             Products Fund II              and Research Company
                         Fidelity VIP II
                         Contrafund Portfolio
                         Service Class

Fidelity VIP Growth      Fidelity Variable Insurance   Fidelity Managment                 seeks to maximize total return by
                         Products Fund                 and Research Company               allocating its assets among stocks, bonds,
                         Fidelity VIP Growth                                              short-term instruments, and other
                         Portfolio Service Class                                          investments.



*  An Investment Advisor agrees to provide investment advisory services for a specific Account.  For these services, each Investment Advisor is paid a fee.





SURPLUS DISTRIBUTIONS

Divisible surplus distributions are not anticipated because the Contracts are not expected to result in a contribution to the divisible surplus of the Company. However, if any divisible surplus distribution is made, then it will be made to the owners in the form of cash.

THE CONTRACT

The following descriptions are based on provisions of the Contract offered by this prospectus. You should refer to the actual Contract and the terms and limitations of any tax qualified plan which is to be funded by the Contract. Tax qualified plans are subject to several requirements and limitations which may affect the terms of any particular Contract or the advisability of taking certain action permitted by the Contract.

To Buy a Contract

If you want to buy a Contract, you must submit an application and make an initial purchase payment. If you are buying the Contract to fund a SIMPLE-IRA or SEP, an initial purchase payment is not required at the time you send in the application. If the application is complete and the Contract applied for is suitable, the Contract is issued subject to underwriting. If the completed application is received in proper order, the initial purchase payment is credited within two valuation days after the later of receipt of the application or receipt of the initial purchase payment at the Company's home office. If the initial purchase payment is not credited within five valuation days, it is refunded unless we have received your permission to retain the purchase payment until we receive the information necessary to issue the Contract.

The date the Contract is issued is the contract date. The contract date is the date used to determine contract years, regardless of when the Contract is delivered. The crediting of investment experience in the Separate Account, or a fixed rate of return in the Fixed Account, begins on the contract date (even if that date is delayed due to underwriting or administrative requirements.)


     Purchase Payments
     o The initial purchase payment must be at least $2,500 for non-qualified retirement plans.
     o    All other initial purchase payments must be at least $1,000.
     o Subsequent payments must be at least $100 and can be made until the annuity payment date and while the Annuitant is living.
     o If you are a member of a retirement plan covering three or more persons, then the initial and subsequent purchase payments for the Contract must average at least $100 and cannot be less than $50.
     o The total of all purchase payments may not be greater than $2,000,000 without our prior approval.
     o In New Jersey after the first contract year, purchase payments cannot exceed $100,000 per contract year.

     The Company reserves the right to:
     o increase the minimum amount for each purchase payment to not more than $1,000; and
     o terminate* a Contract and send you the accumulated value if no premiums are paid during two consecutive calendar years and the accumulated value (or total purchase payments less partial surrenders and applicable surrender charges and transfer fees) is less than $2,000.
               *The Company will first notify you of its intent to exercise this right and give you 60 days to increase the accumulated value to at least $2,000.

Allocation of Purchase Payments and Free-Look Period
Your purchase payments are allocated to the divisions of the Separate Account and/or the Fixed Account according to your instructions. The percentage allocation for future purchase payments may be changed, without charge, at any time by sending a written request to us, telephoning the Company at 1-800-852-4450 (if telephone privileges apply), or sending us a fax
(1-515-248-9800). The allocation changes are effective at the end of the valuation period in which your new instructions are received. You may not allocate your purchase payments to the Fixed Account if it causes the value of the Fixed Account to be more than $1,000,000 (without our prior approval).

You may return the Contract for any reason during the free-look period. Some states require us to return the initial purchase payment. If your Contract is issued in one of those states, your initial purchase payments are allocated to the Money Market Division for 15 days (20 days for contracts issued in Idaho) after the contract date. After the 15-day period (20 days in Idaho), the then current value of the Money Market Division is reallocated according to your allocation instructions. The states in which purchase payments are returned are:
             Colorado             Kentucky                 North Carolina
             Connecticut*         Louisiana                Oklahoma
             Georgia              Maryland                 Rhode Island
             Hawaii               Michigan                 South Carolina
             Idaho                Missouri                 Utah
             Indiana              Nebraska                 Washington


*Purchase payments are refunded if the Contract is canceled prior to its delivery, otherwise the accumulated value is refunded.

If your Contract is issued in a state not listed above and if you return the Contract during the free-look period, you will receive the accumulated value.

Right to Examine the Contract

Under state law, you have the right to return the Contract for any reason during the free-look period. The free-look period is 10 days after the Contract is delivered to you in all states, unless your Contract is issued in:
     a. California and you are age 60 and over (your free-look period is 30 days);
     b.   Colorado (15 day free-look period); or
     c.   Idaho or North Dakota (20 day free-look period).

To return a Contract you must send it and a written request to the Company's home office or to the sales representative who sold it to you before the close of business on the last day of the free-look period. If you send the request (properly addressed and postage prepaid) to the Company, the date of the postmark is used to determine if the free-look period has expired. If the purchase payments are allocated to the Money Market Division, then the Company will return the greater of the Contract's value or purchase payments paid if the Contract is canceled. Otherwise, the accumulated value is returned.

If the purchase of this Contract is a replacement for another annuity contract or a life insurance policy, different free-look periods may apply. The Company reserves the right to keep the initial purchase payment in the Money Market division longer than 15 days to correspond to the free-look periods of a particular state's replacement requirements.


Exchange Credit
If you own a Single Premium Deferred Annuity ("SPDA") or a Single Premium Deferred Annuity Plus ("SPDA+") issued by us and are within at least 8 months of the 8th Contract year, then you may transfer the accumulated value, without charge, to the Contract described in this prospectus. Additionally, we will add 1% of the current SPDA/SPDA+ surrender value to the purchase payment. We reserve the right to change or terminate this program. Any changes or termination will follow at least 1 year notice.


Both SPDA and SPDA+ are annuities which provide a fixed rate of accumulation. This Contract varies with the investment experience and objectives of the various Separate Account divisions. Thus, the value of your Contract may increase or decrease with the investment holdings of the Account divisions.

When making an exchange decision, the owner should carefully review the SPDA or SPDA+ Contract and this Prospectus because the charges and provisions of the contracts differ. An existing SPDA or SPDA+ contract may be currently eligible for waiver of surrender charge due to critical need, while similar riders may not be available under this Contract.

To complete a transfer to this Contract, send
1) a Contract application,
2) a SPDA/SPDA+ surrender form,
3) a replacement form (based on state written), and
4) an Annuity Exchange Request and Release Form.
The exchange is effective when we receive the completed forms and accept the application. The transaction is valued at the end of the valuation period in which we receive the necessary documents.


(This "Exchange Credit" is not available in New York and may not be available in other states as well. Specific information is available from your registered representative or our home office (1-800-852-4450)).

The Exchange Credit is allocated among the Divisions of the Separate Account or the Fixed Account, or both, in the same ratio as the allocation of the purchase payment. The credit is treated as additional income for income tax purposes. The 1% credit is subject to a vesting period. Therefore, the 1% credit is not credited to your Contract until the free-look period has expired. If the owner exercises the right to return the Contract during the free-look period, then the amount returned is the original amount invested (see THE CONTRACT - Right to Examine the Contract).


The Accumulation Period

     The Value of Your Contract
     The value of your Contract is the total of the Separate Account value plus any Fixed Account value. The Fixed Account value is described in the section titled FIXED ACCOUNT.

     There is no guaranteed minimum Separate Account value. Its value reflects the investment experience of the divisions of the Separate Account that you choose. It also reflects your purchase payments, partial surrenders, surrender charges and the Contract expenses deducted from the Separate Account.

     The Separate Account value changes from day to day. To the extent the accumulated value is allocated to the Separate Account, you bear the investment risk. At the end of any valuation period, your Contract's value in a division is:
     o    the number of units you have in a division multiplied by
     o    the value of a unit in the division.

     The number of units is the total of units purchased by allocations to the division from:
     o    your initial purchase payment;
     o    subsequent investments; and
     o    transfers from another division or the Fixed Account.
     minus units sold:
     o    for partial surrenders from the division;
     o    as part of a transfer to another division or the Fixed Account; and
     o    to pay contract charges and fees.

     Unit values are calculated each valuation date at the close of the New York Stock Exchange. To calculate the unit value of a division, the unit value from the previous valuation date is multiplied by the division's net investment factor for the current valuation period. The number of units does not change due to a change in unit value.

     The net investment factor measures the performance of each division. The net investment factor for a valuation period is calculated as follows:


         [{share price (net asset value) of the underlying mutual fund account at the end of the valuation period
                                     plus
         per share amount of the dividend (or other distribution) made by the mutual fund account during the valuation period}
                                   divided by
         share price (net asset value) of the underlying mutual fund account at the end of the previous valuation period]
                                      minus
         {an administration charge (if any) and the mortality and expense risks charge}


     The administration charge (if any) and the mortality and expense risks charge are calculated by dividing the annual amount of the charge by 365 and multiplying by the number of days in the valuation period.

     The charges and any taxes (currently none) are accrued daily and are transferred from Separate Account B at the Company's discretion.


     Allocation of Purchase Payments
     o On your application for the Contract, you direct your purchase payments to be allocated to divisions of the Separate Account, the Fixed Account or both.
     o   Percentages must be in whole numbers and total 100%.
     o Subsequent investments are made using the same allocation percentages unless you change the allocations.
     o Changes to the allocation percentages may be made without charge. A change is effective on the next valuation period after we receive your new instructions. You can change the allocations by mailing your instructions to us, if telephone privileges apply, by calling us at 1-800-852-4450 or by faxing your instructions to us at 1-515-248-9800.
     o Purchase payments are credited on the basis of accumulation unit value next determined after receipt of a purchase payment.


     Separate Account Division Transfers
     o You may request an unscheduled transfer or set up a periodic transfer by sending us a written request, calling us if telephone services apply (1-800-852-4450) or sending us a fax (1-515-248-9800).
     o You must specify the dollar amount or percentage to transfer from each Separate Account division.
     o The minimum amounts are $100 or 100% of your interest in the division if your value in the division is less than $100.
     o In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple Contracts for which he or she is not the owner.

         Unscheduled
         o You may make unscheduled Separate Account division transfers from a division to another division or to the Fixed Account.
         o The transfer is made, and values determined, as of the end of the valuation period in which we receive your request.
         o A $30 fee is imposed on each unscheduled transfer after the 12th unscheduled transfer in a contract year (for fee purposes, all transfers based on a single instruction are considered to be a single transfer).

         You may not make a transfer to the Fixed Account if:
          o a transfer has been made from the Fixed Account to a division within six months, or
          o after the transfer, the Fixed Account value would be more than $1,000,000 (without our prior approval).

         Scheduled
          o You may elect to have automatic transfers made on a periodic basis, if the value of the division is at least $5,000.
          o    You  must  specify  the  dollar  amount  of  the  transfer  ($100 minimum).
          o Transfers continue until your value in the division is zero or we receive notice to stop them.
          o You select the transfer date (other than the 29th, 30th or 31st) and the transfer period (monthly, quarterly, semi-annual or annual).
          o We reserve the right to limit the number of Separate Account divisions from which simultaneous transfers are made. In no event will it ever be less than two.
          o If the selected date is not a valuation date, the transfer is completed on the next valuation date.


     Automatic Portfolio Rebalancing (APR)
     o APR allows you to maintain a specific percentage of your contract values in each account over time.
     o    You may elect APR at any time.
     o    APR is not available for values in the Fixed Account.
     o APR is not available if you have arranged scheduled transfers from the same division.
     o    APR will not begin until the "free-look" period has expired.
     o    There is no charge for APR transfers.
     o APR transfers are not considered unscheduled transfers in determining any transfer fee.
     o    APR can be selected for quarterly, semi-annual or annual rebalancing.
     o You may rebalance by completing and submitting a form to us, by telephoning if you have telephone privileges (1-800-852-4450) or faxing your instructions to us (1-515-248-9800). (Accounts are rebalanced at the end of next valuation period following request.)
         Example:
         You elect APR to maintain your Contract values with 50% in the Capital Value Division and 50% in the Money Market Division. At the end of the specified period, 60% of the values are in the Capital Value Division, with the remaining 40% in the Money Market Division. By rebalancing, units from the Capital Value Division are sold and applied as purchase payments to the Money Market Division so that 50% of the accumulated value is once again in each division.

     Telephone Services
     Telephone services are permitted (unless prohibited by state law) for both changes in the allocation of future purchase payments and transfers among divisions. Telephone services are available for both you and the servicing agent of your Contract. Telephone service may be declined on the Contract application or at any later date by providing us with written notice. Telephone service is used by calling us at 1-800-852-4450.

     Telephone transfer requests must be made while we are open for business. They are effective when received by us before the close of the New York Stock Exchange (generally 3 p.m. Central Time). Requests received when we are not open for business or after the New York Stock Exchange closes will be effective on the next business day.

     Automatic Voice Response Service (AVRS)
     You may obtain contract information from our Direct Dial system between 7:00 a.m. and 9:00 p.m., Central Time, Sunday through Friday; 7:00 a.m. and 4:00 p.m., Central Time, on Saturday.

     Direct Dial - Through this automated telephone system, you can obtain information about unit values and contract values, initiate or make certain changes to your contract, change your Personal Identification Number (PIN), or speak directly to a customer service representative. The telephone number is 1-800-852-4450. As with other telephone services, instructions received via our Direct Dial system will be binding on all contactowners.

     Internet
     Through the Internet you can obtain information about unit values and your contract, or change your PIN at www.principal.com.

     Neither the Company nor the Separate Account are responsible for the authenticity of telephone service or AVRS transaction requests. We reserve the right to refuse telephone service or AVRS transaction requests. You assume the risk of loss caused by fraudulent telephone or AVRS service transactions we reasonably believe to be genuine. We follow procedures in an attempt to assure genuine telephone service or AVRS transactions. If these procedures are not followed, then we may be liable for loss caused by unauthorized or fraudulent transactions. The procedures may include recording telephone service transactions, recording AVRS transactions, requesting personal identification (name, daytime telephone number, social security number and/or birthdate) and sending written confirmation to your address of record.

     We reserve the right to modify or terminate telephone service or AVRS transaction procedures at any time.


Separate Account Surrenders

Surrenders from the Separate Account are generally paid within seven days of the effective date of the request for surrender (or earlier if required by law). However, certain delays in payment are permitted (see GENERAL
 PROVISIONS - Delay of Payments). Surrenders before age 59 1/2 may involve an income tax penalty (see FEDERAL TAX MATTERS). You must send us a written request for any surrender.

You may specify surrender allocation percentages with each partial surrender request. If you don't provide us with specific percentages, we will use your purchase payment allocation percentages for the partial surrender.
Surrenders may be subject to a surrender charge (see Surrender Charge).

     Total Surrender
     o You may surrender the Contract during the life of the annuitant and before the annuity payment date.
     o You receive the cash surrender value at the end of the valuation period during which we receive your surrender request.
     o The cash surrender value is the total of the values of your accounts in the Separate Account divisions plus any amount you have in the Fixed Account minus any applicable surrender charge or transaction fee.
     o The written consent of all collateral assignees and irrevocable beneficiaries must be obtained prior to surrender.
     o We reserve the right to require you to return the Contract to us prior to making any payment though this does not affect the amount of the cash surrender value.


     Unscheduled Partial Surrender
     o Prior to the annuity payment date and during the lifetime of the annuitant, you may surrender a part of the Fixed Account and/or Separate Account value by sending us a written request.
     o You must specify the dollar amount of the surrender which must be $100 or more.
     o The surrender is effective at the end of the valuation period during which we receive your written request for surrender.
     o The surrender is deducted from your Fixed Account value and/or your account in any Separate Account division according to the surrender allocation percentages you specify.
     o If surrender allocation percentages are not specified, we use your purchase payment allocation percentages.
     o We surrender units from the Separate Account divisions and/or Fixed Account to equal the dollar amount of the surrender request plus any applicable surrender charge.
     o The accumulated value after the unscheduled partial surrender must be equal to or greater than $5,000 (we reserve the right to change the minimum remaining accumulated value but it will not be greater than $10,000).
     o A $30 fee is imposed on each unscheduled partial surrender after the 1st unscheduled partial surrender in a contract year. Surrenders from multiple divisions made at the same time are considered to be one surrender for purposes of calculating this fee.


     Scheduled Partial Surrender
     o You may elect partial surrenders from the Fixed Account and/or the Separate Account on a periodic basis by sending us written notice.
     o Your accumulated value must be at least $5,000 when the surrenders begin.
     o Surrenders are made from any of the Separate Account divisions and/or the Fixed Account.
     o You may specify monthly, quarterly, semi-annually or annually and pick a surrender date (other than the 29th, 30th or 31st).
     o If the selected date is not a valuation date, the transfer is completed on the next valuation date.
     o The surrenders continue until your value in the division is zero or we receive written notice to stop them.

Death Benefit


If you or the annuitant die before the annuity payment date, then we will pay a death benefit. In the case of joint annuitants, the death benefit is paid upon death of the last surviving annuitant. Joint annuitants should not name a co-annuitant as beneficiary. If the owner is not a natural person, death benefits are paid to the beneficiary upon the death of the annuitant.

Before the annuity payment date, you may give us written instructions for payment under a death benefit option. If we do not receive your instructions, the death benefit is paid according to instructions from the beneficiary. The beneficiary is the person or persons you name in the application to receive benefits upon your death. Generally, unless the beneficiary elects otherwise we pay the death benefit in a single sum, subject to proof of your death.

Unless you have named an irrevocable beneficiary, you may change your beneficiary by providing us with written notice. If a beneficiary dies before you, on your death we will make equal payments to the surviving beneficiaries unless you had provided us with other written instructions. If none of your beneficiaries survive you, we will pay the death benefit to your estate in a lump sum.

Upon death of the annuitant,  your  beneficiary  may elect to:
o    apply the death benefit under a benefit option, or
o    receive the death benefit as a single payment.

No surrender charge applies when a death benefit is paid.


If you die before the annuitant and your beneficiary is your spouse, we will continue the Contract with your spouse as the new owner unless your spouse elects to receive the death benefit.


If the beneficiary(ies) election is not made within 60 days of the date the single sum death benefit otherwise becomes payable, the IRS may disregard the election for tax purposes and tax the beneficiary as if a single sum payment had been made.


If the owner of a Contract, not issued in connection with retirement plans qualified under Section 408 of the Internal Revenue Code (the "Code"), dies before the annuitant and before the annuity payment date, written notice of the death must be sent to us so distribution arrangements can be made to avoid adverse tax consequences.

     Standard Death Benefit
     The amount of the death benefit is the greater of:
     o your accumulated value on the date we receive proof of death and all required documents, or
     o the total of purchase payments minus any partial surrenders, fees and charges as of the date we receive all required documents and notice (including proof) of death, or
     o highest accumulated value on any prior anniversary that is divisible equally by seven, plus any purchase payments and less any partial surrenders (and surrender charges incurred) made after that anniversary.


     Annual Enhanced Death Benefit
     This is an optional death benefit rider. Under this rider, if the original annuitant or owner dies before the annuity payment date, then the death benefit payable the beneficiary is the greater of:
         1)   The standard death benefit;
         2) The annual increasing death benefit, based on purchase payments (accumulated at 5%) minus any surrenders and surrender charges (accumulated at 5%) until the later of the Contract anniversary after the original owner's or original annuitant's 75th birthday or five years from the effective date of the rider; or
         3) The highest accumulated value on a Contract anniversary until the Contract anniversary following the original owner's or original annuitant's 75th birthday or five years from the effective date of the rider, whichever comes last.
     For Contracts issued in New York - Under this rider, if the original annuitant or owner dies before the annuity payment date, then the death benefit payable the beneficiary is the greater of:
         1)   The standard death benefit; or
         2) The highest accumulated value on a Contract anniversary until the Contract anniversary following the original owner's or original annuitant's 75th birthday or five years from the effective date of the rider, whichever comes last.


     Lock-In Feature At the later of the Contract anniversary following the original owner's or original annuitant's 75th birthday or five years after issue ("lock-in date"), the annual enhanced death benefit amount is locked-in and will only increase by purchase payments made after the lock-in date, minus any surrenders and surrender charges. The lock-in does not prevent the accumulated value from increasing further as provided by the standard death benefit provision in your Contract. Once the standard death benefit equals the annual enhanced death benefit after the lock-in date, the rider will terminate.

     The annual cost of the rider is 0.20% of the annual accumulated value. The charge is equal to 0.05% of the average accumulated value during the calendar quarter. The cost will be deducted throughout the redemption of units from your Contract's accumulated value in the same proportion as purchase payment allocation between the Fixed and Separate Accounts. If the rider is purchased after the beginning of a quarter, then the charge is prorated according to the number of days it is in effect during the quarter. Upon termination of the rider or upon death, you will be charged based on the number of days it is in effect during the quarter. The enhanced death benefit rider is only available at issuance. Thus, once a Contract has been purchased without the rider, it may not be added at a later date.

     If the enhanced death benefit rider is terminated, then it cannot be reinstated (except in the state of Florida.)

     Payment of Death Benefit
     The death benefit is usually paid within seven days of our receiving all documents (including proof of death) that we require to process the claim. Payment is made according to benefit instructions provided by you. Some states require this payment to be made in less than seven days. Under certain circumstances, this payment may be delayed (see GENERAL PROVISIONS
     - Delay of Payments).  We pay interest (at least 3% or as required by state law) on the death benefit from the date we receive all required documents until payment is made or until the death benefit is applied under a benefit option.

          NOTE:Proof of death includes: a certified copy of a death certificate;
               a certified copy of a court order; a written statement by a medical doctor; or other satisfactory proof.


The Annuity Payment Period


     Annuity Payment Date
     You may specify an annuity payment date in your application. You may annuitize at anytime. If you do not specify an annuity payment date, then the annuity payment date is the later of the annuitant's 85th birthday or 10 years after issuance. If the annuitant is living and the Contract is in force on that date, we will notify you to begin taking payments under the Contract. You may not select an annuity payment date which is on or after the Annuitant's 85th birthday or 10 years after the contract date, whichever is the later. (No later than age 88 in Pennsylvania, or age 90 in New York)


     Depending on the type of annuity payment option selected when the Contract is issued, payments that are initiated either before or after the annuity payment date may be subject to penalty taxes (see FEDERAL TAX MATTERS). You should consider this carefully when you select or change the annuity payment date.


     You may change the annuity payment date with our prior approval. The request must be in writing and approved before we issue a supplementary Contract which provides an annuity payment option.


     Annuity Payment Options
     We offer fixed annuity payments. If, however, the accumulated value on the annuity payment date is less than $5,000 or if the amount applied under an annuity payment option is less than the minimum requirement we may pay out the entire amount. No surrender charge would be imposed. The Contract would then be canceled.

     You may choose from several fixed annuity payment options. Payments will be made on the frequency you choose. You may elect to have your annuity payments made on a monthly, quarterly, semiannual or annual basis. The dollar amount of the payments is specified for the entire payment period according to the option selected. There is no right to make any total or partial surrender after the annuity payments start.

     The amount of the annuity payment depends on:
     o   amount of accumulated value;
     o   annuity payment option selected; and
     o   age of annuitant (unless fixed income option is selected).

     Annuity payments generally are higher for male annuitants than for female annuitants with an otherwise identical Contract. This is because statistically females have longer life expectancies than males. In certain states, this difference may not be taken into consideration in fixing the payment amount. Additionally, Contracts with no gender distinctions are made available for certain employer-sponsored plans because under most such plans, such Contract provisions are prohibited by law.


     You may select an annuity payment option or change a previous selection by written request. We must receive the request on or before the annuity payment date. If an annuity payment option is not selected, then we will automatically apply the Life Income with Payments Guaranteed for a Period of 10 Years (see below). If you designate joint annuitants, then payment will be made pursuant to a Joint and Full Survivor Life Income for a Period of 10 Years (see below). Tax laws and regulations may impose further restrictions on annuity payment options.


     Payments under the annuity payment options are made as of the first day of each payment period beginning with the annuity payment date. The available annuity payment options are:

          Fixed Income. Payments of a fixed amount or payments for a fixed period of at least five years but not more than 30 years. Payments stop after all guaranteed payments are made.

         Life Income. Payments are made as of the first day of each payment period during the annuitant's life, starting with the annuity payment date. No payments are made after the annuitant dies. It is possible that you would only receive one payment under this option if the annuitant dies before the second payment is due.

         Life Income with Payments Guaranteed for a Period of 5 to 20 Years. Payments are made on the first day of each payment period beginning on the annuity payment date. Payments will continue until the annuitant dies. If the annuitant dies before all of the guaranteed payments have been made, then we will continue the guaranteed payments to the beneficiary.

         Joint and Full Survivor Life Income with Payments Guaranteed for a Period of 10 Years. Payments continue as long as either the annuitant or the joint annuitant is alive. If both die before all guaranteed payments have been made, the guaranteed remaining payments are made to the beneficiary.

         Joint and Two-thirds Survivor Life Income. Payments continue as long as either the annuitant or the joint annuitant is alive. If either the annuitant or joint annuitant dies, payments continue to the survivor at two-thirds the original amount. Payments stop when both the annuitant and joint annuitant have died. It is possible that only one payment is made under this option if both annuitants die before the second payment is due.

         Other benefit options may be available with our approval.

     The mortality risk assumed by the Company is to make annuity payments for the full life of all annuitants regardless of how long they or any individual annuitant might live. Mortality risk does not apply to the Fixed Income option. Annuity payments are determined in accordance with annuity tables and other provisions contained in the Contract. This assures neither an annuitant's own longevity, nor an improvement in life expectancy, will have an adverse effect on the annuity payments received under this Contract. The annuity payment tables contained in this Contract are based on the Annuity Mortality 1983 Table a. These tables are guaranteed for the life of the Contract.

     If you own one or more qualified annuity contracts, in order to avoid tax penalties, payments from at least one of your qualified contracts must start no later than April 1 following the calendar year in which you turn age 70 1/2. The required minimum payment is a distribution in equal (or substantially equal) amounts over your life or over the joint lives of you and your designated beneficiary. In addition, payments must be made at least once a year. Tax penalties may also apply at your death on certain excess accumulations. You should consider potential tax penalties with your tax advisor when selecting an annuity payment option or taking other distributions from the Contract.


     Death of Annuitant
     If the owner or annuitant dies during the annuity payment period, remaining payments are made to the beneficiary throughout the guarantee period, if any, or for the life of any joint annuitant, if any. In all cases the person entitled to receive payments also receives any rights and privileges under the annuity payment option.

     Additional rules apply to distributions under non-qualified contracts (see FEDERAL TAX MATTERS - Required Distributions for Non-Qualified Contracts). However, the rules do not apply to contracts issued in connection with IRAs, SEPs or SIMPLE-IRAs.



CHARGES AND DEDUCTIONS


An annual fee, a mortality and expense risks charge, in some circumstances a transaction fee and state premium taxes are deducted under the Contract. A surrender charge (on surrenders) may also be deducted from certain withdrawals made before the annuity payment date. We reserve the right to assess a daily Separate Account administration charge. There are also deductions from and expenses paid out of the assets of the Accounts which are described in the Funds' prospectuses.


Annual Fee

An annual fee exists which is the lesser of $30 or 2% of your accumulated value (subject to any applicable state law limitations). The fee is deducted from either the Fixed Account or your interest in a Separate Account Division, whichever has the greatest value. The fee is deducted on each contract anniversary and upon total surrender of the Contract. This fee is currently waived for Contracts having an accumulated value on the last day of the Contract year of $30,000 or more. The fee assists in covering administrative costs. The Company does not anticipate any profit from this fee.

The administrative costs include costs associated with:
o    the issuance of Contracts;
o    establishing and maintaining the records which relate to Contracts;
o    making regulatory filings and furnishing confirmation notices;
o    preparing,   distributing   and  tabulating   voting  materials  and  other
     communications;
o    providing computer, actuarial and accounting services; and
o    processing Contract transactions.

Mortality and Expense Risks Charge

We assess each division of the Separate Account with a daily charge for mortality and expense risks. The annual rate of the charge is 1.25% of the average daily net assets of the Separate Account. We agree not to increase this charge for the duration of the Contract. This charge is assessed only prior to the annuity payment date. This charge is assessed daily when the value of an accumulation unit is calculated.

We have a mortality risk in that we guarantee payment of a death benefit in a single sum or under an annuity payment option upon the death of an annuitant or owner prior to the annuity payment date. No surrender charge is imposed on a death benefit payment which gives us an additional mortality risk.

The expense risk that we assume is that the actual expenses incurred in issuing and administering the Contract exceed the Contract limits on administrative charges.

If the mortality and expense risks charge is not enough to cover the costs, we bear the loss. If the amount of mortality and expense risks charge deducted is more than our costs, the excess is profit to the Company. We expect a profit from the mortality and expense risks charge.

Transaction Fee

A transaction fee of $30 applies to each unscheduled partial surrender after the first unscheduled partial surrender in a contract year. A $30 transaction fee is also charged to each unscheduled transfer from a division after the twelfth such transfer in a contract year. The transaction fee is deducted from the Fixed Account and/or your interest in a Separate Account division from which the amount is surrendered or transferred, on a pro rata basis.

Premium Taxes

We reserve the right to deduct an amount to cover any premium taxes imposed by states or other jurisdictions. Any deduction is made from either a purchase payment when we receive it, or the accumulated value when you request a surrender (total or partial) or it is applied under a benefit option. Premium taxes range from 0% in most states to as high as 3.50%.

Surrender Charge

No sales charge is collected or deducted when purchase payments are applied under the Contract. A surrender charge is assessed on certain total or partial surrenders. The amounts we receive from the surrender charge are used to cover some of the expenses of the sale of the Contract (commissions and other promotional or distribution expenses). If the surrender charge collected is not enough to cover the actual costs of distribution, the costs are paid from the Company's General Account assets which includes profit, if any, from the mortality and expense risks charge.

The surrender charge for any total or partial surrender is a percentage of the purchase payments withdrawn or surrendered which were received by us during the seven contract years prior to the withdrawal or surrender. The applicable percentage which is applied to the sum of the purchase payments paid during each contract year is determined by the following table.


                           Table of Surrender Charges


   Number of completed contract years            Surrender charge applied to all
       since each purchase payment                 purchase payments received in
                was made                                that contract year

     0 (year of purchase payment)*                              6%
     1                                                          6%
     2                                                          6%
     3                                                          5%
     4                                                          4%
     5                                                          3%
     6                                                          2%
     7 and later                                                0%

     * Each purchase payment begins in year 0 for purposes of calculating the percentage applied to that payment. However, purchase payments are added together by contract year for purposes of determining the applicable surrender charge percentage.

We assume that surrenders and transfers are made in the following order:
o first from purchase payments we received more than seven completed contract years prior to the surrender (or transfer);
o then from the free surrender privilege (first from the earnings, then from the oldest purchase payments (first-in, first-out)) described below; and
o then from purchase payments we received within the seven completed contract years before the surrender on a first-in, first-out basis.

A surrender charge is not imposed in states where it is prohibited, including:
o New Jersey- no surrender charge for total surrender on or after the later of the annuitant's 64th birthday or 4 years after the contract date.
o Washington- no surrender charge for total surrender on or after the later of the annuitant's 70th birthday or 10 years after the contract date.

Waiver of Surrender Charge
The surrender charge does not apply to:
o    amounts applied under an annuity payment; or
o payment of any death benefit, however, the surrender charge does apply to purchase payments made by the participant's surviving spouse after the participant's date of death; or
o    amounts  distributed  to satisfy the minimum  distribution  requirement  of
     Section 401(a)9 of the Code; or
o The Free Surrender Privilege, which is an amount surrendered during a contract year which is not to exceed the greater of:
     o earnings in the contract (earnings = accumulated value less unsurrendered purchase payments as of the surrender date); or
     o 10% of the purchase payments still subject to the surrender charge, decreased by any partial surrenders since the last anniversary; or
o an amount transferred from the Contract to a single premium immediate annuity issued by the Company after the seventh contract year; or.
o an amount transferred from a Contract used to fund an IRA to another annuity contract issued by the Company to fund an IRA of the participant's spouse when the distribution is made pursuant to a divorce decree; or
o if permitted by state law, withdrawals made after the first Contract anniversary if the original owner or original annuitant has a critical need.

Waiver of the surrender charge is available for critical need if the following conditions are met if:
o    original owner or original annuitant has a critical need; and
o    the critical need did not exist before the Contract date.

For the purposes of this section, the following definitions apply:
o critical need - owner's or annuitant's confinement to a health care facility, terminal illness diagnosis or total and permanent disability. If the critical need is confinement to a health care facility, the confinement must continue for at least 60 consecutive days after the Contract date and the withdrawal must occur within 90 days of the confinement's end.
o health care facility - a licensed hospital or inpatient nursing facility providing daily medical treatment and keeping daily medical records for each patient (not primarily providing just residency or retirement care). This does not include a facility primarily providing drug or alcohol treatment, or a facility owned or operated by the owner, annuitant or a member of their immediate families.
o terminal illness - sickness or injury that results in the owner's or annuitant's life expectancy being 12 months or less from the date notice to receive a distribution from the Contract is received by the Company.
o total and permanent disability - a disability that occurs after the contract date and that qualifies the owner or annuitant to receive social security disability payments. In New York and West Virginia, different definitions of total and permanent disability apply. Contact us at 1-800-852-4450 for additional information.


This waiver of surrender charge rider is not available in Massachusetts, New Jersey or Pennsylvania. In New York, the rider only applies if the original owner or original annuitant suffers a total and permanent disability. Specific information is available from your registered representative or our home office (1-800-852-4450).


Administration Charge

We reserve the right to assess each division of the Separate Account with a daily charge at the annual rate of 0.15% of the average daily net assets of the division. This charge would only be imposed before the annuity payment date. This charge would be assessed to help cover administrative expenses.
Administrative expenses include the cost of issuing the Contract, clerical, recordkeeping and bookkeeping services, keeping the required financial and accounting records, communicating with Contract owners and making regulatory filings.

Special Provisions for Group or Sponsored Arrangements

Where permitted by state law, Contracts may be purchased under group or sponsored arrangements as well as on an individual basis.
     Group Arrangement - program under which a trustee, employer or similar entity purchases Contracts covering a group of individuals on a group basis.
     Sponsored Arrangement - program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Contracts on an individual basis.

The charges and deductions described above may be reduced for Contracts issued in connection with group or sponsored arrangements. The rules in effect at the time the application is approved will determine if reductions apply. Reductions may include sales of Contracts without, or with reduced, mortality and expense risks charges, annual fees or surrender charges.

Availability of the reduction and the size of the reduction (if any) is based on factors such as:
o    size of group;
o    expected number of participants; and
o    anticipated purchase payments from the group.

Reductions reflect the reduced sales efforts and administrative costs resulting from these arrangements. We may modify the criteria for and the amount of the reduction in the future. Modifications will not unfairly discriminate against any person, including affected Contract owners and other contract owners with contracts funded by the Separate Account.

FIXED ACCOUNT

You may allocate purchase payments and transfer amounts from the Separate Account to the Fixed Account. Assets in the Fixed Account are held in the General Account of the Company. Because of exemptive and exclusionary provisions, interests in the Fixed Account are not registered under the Securities Act of 1933 and the General Account is not registered as an investment company under the Investment Company Act of 1940. The Fixed Account is not subject to these Acts. The staff of the SEC does not review the prospectus disclosures relating to the Fixed Account. However, these disclosures are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.

This prospectus is intended to serve as a disclosure document only for the Contract as it relates to the Separate Account. It only contains selected information regarding the Fixed Account. More information concerning the Fixed Account is available from our home office or from a sales representative.

General Description

Our obligations with respect to the Fixed Account are supported by the Company's General Account. The General Account is the assets of the Company other than those allocated to any of the Company's Separate Accounts. Subject to applicable law, the Company has sole discretion over the assets in the General Account.

The Company guarantees that purchase payments allocated to the Fixed Account earn interest at a guaranteed interest rate. In no event will the guaranteed interest rate be less than 3% compounded annually.

Each purchase payment allocated or amount transferred to the Fixed Account earns interest at the guaranteed rate in effect on the date it is received or transferred. This rate applies to each purchase payment or amount transferred through the end of the contract year.

Each contract anniversary, we declare a renewal interest rate that is guaranteed and applies to the Fixed Account value in existence at that time. This rate applies until the end of the contract year. Interest is earned daily and compounded annually at the end of each contract year. Once credited, the interest is guaranteed and becomes part of the accumulated value in the Fixed Account from which deductions for fees and charges may be made. Mortality and expense risk charge and administration charges are not assessed against Fixed Account values.

Fixed Account Value

Your  Contract's  Fixed  Account  value on any  valuation  date is the sum of:
o    purchase payments allocated to the Fixed Account;
o    plus any transfers to the Fixed Account from the Separate Account;
o    plus interest credited to the Fixed Account;
o minus any surrenders, surrender charges, or transaction fees allocated to the Fixed Account;
o    minus any transfers to the Separate Account.

Fixed Account Transfers, Total and Partial Surrenders

Transfers and surrenders from your investment in the Fixed Account are subject to certain limitations. In addition, surrenders from the Fixed Account may be subject to a charge (see THE CONTRACT - Surrender Charge).


You may transfer amounts from the Fixed Account to the Separate Account divisions before the annuity payment date and as provided below. The transfer occurs within one business day of our receiving your instructions. You may transfer amounts by making either a scheduled or unscheduled Fixed Account transfer. You may not make both a scheduled and unscheduled Fixed Account transfer in the same contract year.

     Single Unscheduled Transfer
     Once per Contract year, within the 30 days following the Contract date or anniversary, you can transfer an amount not to exceed 25% of your Fixed Account Value. If your Fixed Account value is less than $1,000 or the renewal interest rate declared for your Fixed Account is more than one percentage point lower than the average of your total Fixed Account value earnings for the preceding year, then you may transfer your entire Fixed Account value. We will inform you if the renewal interest rate falls to that level. The minimum transfer amount is $100 (or less if entire Fixed Account value).

     Scheduled  Fixed  Account  Transfer  (Dollar Cost  Averaging)
     You may make scheduled transfers on a periodic basis from the Fixed Account as follows:
     o You may establish scheduled transfers by sending a written request or by telephone.
     o Transfers occur on a date you specify (other than the 29th, 30th or 31st of any month).
     o If the selected date is not a valuation date, the transfer is completed on the next valuation date.
     o Scheduled transfers are only available if the Fixed Account value is $5,000 or more at the time the scheduled transfers begin.
     o Scheduled monthly transfers of an amount not to exceed 2% of your Fixed Account's value at the beginning of the Contract year or the current value will continue until the Fixed Account value is zero or until you notify us to discontinue them.
     o    The minimum transfer amount is $100.
     o If the Fixed Account value is less than $100 at the time of transfer, then the entire Fixed Account value will be transferred.
     o If you stop the transfers, you may not start them again without our prior approval.


GENERAL PROVISIONS

The Contract

The entire Contract is made up of: the contract, copies of any applications, amendments, riders and endorsements attached to the Contract; current data page; copies of any supplemental applications, amendments, endorsements and revised Contract pages or data pages which are mailed to you. Only our corporate officers can agree to change or waive any provisions of a Contract. Any change or waiver must be in writing and signed by an officer of the Company.

Delay of Payments

Surrenders are generally made within seven days after we receive your instruction for a surrender in a form acceptable to us. This period may be shorter where required by law. However, payment of any amount upon total or partial surrender, death or the transfer to or from a division of the Separate Account may be deferred during any period when the right to sell Fund shares is suspended as permitted under provisions of the Investment Company Act of 1940 (as amended).

The right to sell shares may be suspended during any period when:
o trading on the New York Stock Exchange is restricted as determined by the SEC or when the Exchange is closed for other than weekends and holidays, or
o    an emergency  exists,  as  determined  by the SEC, as a result of which:
     o disposal by a fund of securities owned by it is not reasonably practicable;
     o it is not reasonably practicable for a fund to fairly determine the value of its net assets; or
     o    the SEC permits suspension for the protection of security holders.

If payments are delayed and your surrender or transfer is not canceled by your written instruction, the amount to be surrendered or transferred will be determined the first valuation date following the expiration of the permitted delay. The surrender or transfer will be made within seven days thereafter.

In addition, payments on surrenders attributable to a purchase payment made by check may be delayed up to 15 days. This permits payment to be collected on the check. We may also defer payment of surrender proceeds payable out of the Fixed Account for a period of up to six months.

Misstatement of Age or Gender

If the age or, where applicable, gender of the annuitant has been misstated, we adjust the income payable under your Contract to reflect the amount that would have been payable at the correct age and gender. If we make any overpayment because of incorrect information about age or gender, or any error or miscalculation, we deduct the overpayment from the next payment or payments due. Underpayments are added to the next payment.

Assignment

You may assign ownership of your non-qualified Contract. Each assignment is subject to any payments made or action taken by the Company prior to our notification of the assignment. We assume no responsibility for the validity of any assignment. An assignment or pledge of a Contract may have adverse tax consequences.

An assignment must be made in writing and filed with us at our home office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the annuitant and beneficiary, are subject to any assignment on file with us. Any amount paid to an assignee is treated as a partial surrender and is paid in a single lump sum.

Change of Owner

You may change your non-qualified contract ownership designation at any time. Your request must be in writing and approved by us. After approval, the change is effective as of the date you signed the request for change. If ownership is changed, then the waiver of the sales charge for withdrawals made because of critical need of the owner, is not available. We reserve the right to require that you send us the Contract so that we can record the change.

Beneficiary

Before the annuity payment date and while the annuitant is alive, you have the right to name or change a beneficiary. This may be done as part of the application process or by sending us a written request. Under certain retirement programs, however, spousal consent may be required to name or change a beneficiary. Unless you have named an irrevocable beneficiary, you may change your beneficiary designation by sending us a written request. If a beneficiary has not been named at the time of the annuitant's death, then the benefit will be paid to the owner, if living, otherwise, to the owner's estate. If the beneficiary dies during the annuity payment period, and no other beneficiary is alive, then any remaining benefits will be paid to the beneficiary's estate.

If there are joint annuitants on the Contract, the benefit is paid on the death of the surviving joint annuitant. A joint annuitant should not be named as beneficiary.

Contract Termination

We reserve the right to terminate the Contract and make a single sum payment (without imposing any charges) to you if your accumulated value at the end of the accumulation period is less than $2,000. Before the Contract is terminated, we will send you a notice to increase the accumulated value to $2,000 within 60 days.

Reinstatement

If you have replaced this Annuity Contract with an annuity contract from another company and want to reinstate this Contract, then the following applies;
o    we reinstate the Contract effective on the original surrender date,
o we apply the amount received from the other company and the amount of the surrender charge you paid when you surrendered the Contract,
o these amounts are priced on the valuation day the money from the other company is received by us,
o    commissions are not paid on the reinstatement amounts, and
o    new data pages are sent to your address of record.

If you purchase this Contract as a replacement for another company's life insurance policy or annuity contract, different free-look periods may apply. We reserve the right to keep the initial purchase payment in the Money Market division longer than 20 days to correspond to the free-look periods of a particular state's replacement requirements.

Reports


We will mail to you a statement, along with any reports required by state law, of your current accumulated value at least once per year prior to the annuity payment date. After the annuity payment date, any reports will be mailed to the person receiving the annuity payments.


Quarterly statements reflect purchases and surrenders occurring during the quarter as well as the balance of units owned and account values.

RIGHTS RESERVED BY THE COMPANY

We reserve the right to make certain changes if, in our judgment, they best serve the interests of you and the annuitant or are appropriate in carrying out the purpose of the Contract. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain your approval of the changes and approval from any appropriate regulatory authority. Approvals may not be required in all cases. Examples of the changes the Company may make include:
o    transfer  assets  in any  division  to  another  division  or to the  Fixed
     Account;
o    add, combine or eliminate divisions in the Separate Account;
o    substitute the shares of an Account for the Account shares in any division;
     o    if shares of an Account are no longer available for investment; or
     o if in our judgment, investment in an Account becomes inappropriate considering the purposes of the Separate Account.

DISTRIBUTION OF THE CONTRACT

The individuals who sell the Contract are authorized to sell life and other forms of personal insurance and variable annuities. These people will usually be representatives of Princor Financial Services Corporation ("Princor"), Principal Financial Group, Des Moines, Iowa 50392-0200 which is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. As the principal underwriter, Princor is paid 6.5% of purchase payments by the Company for the distribution of the Contract. The contract may also be sold through other selected broker-dealers registered under the Securities and Exchange Act of 1933 or firms that are exempt from such registration. Princor is also the principal underwriter for various registered investment companies organized by the Company. Princor is a subsidiary of Principal Financial Services, Inc.

PERFORMANCE CALCULATION


The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the performance of one or more of its divisions. The Contract was not offered prior to June 16, 1994. However, shares of Accounts in which the Aggressive Growth, Asset Allocation, Balanced, Bond, Capital Value, Government Securities, Growth, International, MidCap, Money Market, AIM V.I. Growth, AIM V.I. Growth and Income, AIM V.I. Value and Fidelity VIP Growth divisions of the Separate Account invest were offered prior to that date. The Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its divisions for this Contract as if the Contract had been issued on or after the date the Account in which the division invests was first offered. The hypothetical performance from the date of the inception of the Account in which the division invests is calculated by reducing the actual performance of the underlying Account by the fees and charges of this Contract as if it had been in existence.

The International SmallCap, MicroCap, MidCap Growth, Real Estate, SmallCap, Small Cap Growth, SmallCap Value and Utilities divisions of the Separate Account were not offered until May 1, 1998. The Stock Index 500 division was not offered until May 1, 1999. The AIM V.I. Growth, AIM V.I. Growth and Income, AIM V.I.
Value, Fidelity VIP II Contrafund and Fidelity VIP Growth divisions of the Separate Account were not offered until July 30, 1999. Performance data for these divisions are calculated utilizing standardized performance formulas and show performance since the inception date of the division.


The yield and total return figures described below vary depending upon market conditions, composition of the underlying Account's portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance. For further information on how the Separate Account calculates yield and total return figures, see the SAI.

From time to time the Separate Account advertises its Money Market division's "yield" and "effective yield" for these Contracts. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the division refers to the income generated by an investment in the division over a 7-day period (which period is stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The "effective yield" is slightly higher than the "yield" because of the compounding effect of the assumed reinvestment.

In addition, the Separate Account advertises the "yield" for other divisions for the Contract. The "yield" of a division is determined by annualizing the net investment income per unit for a specific, historical 30-day period and dividing the result by the ending maximum offering price of the unit for the same period.

The Separate Account also advertises the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable Contract value.

VOTING RIGHTS


The Company votes Account shares of the Principal Variable Contracts Fund, Inc., AIM V.I. Growth Fund, AIM V.I. Growth and Income Fund, AIM V.I. Value Fund, Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II held in the Separate Account at meetings of shareholders of those Accounts. It follows your voting instructions if you have an investment in the corresponding division of the Separate Account.


The number of Account shares in which you have a voting interest is determined by your investments in an Account as of a "record date." The record date is set by the Account within the requirements of the laws of the state which govern the various Accounts. The number of Account shares held in Separate Account B attributable to your interest in each division is determined by dividing the value of your interest in that division by the net asset value of one share of the underlying Account. Account shares for which owners are entitled to give voting instructions, but for which none are received, and shares of the Account owned by the Company are voted in the same proportion as the total shares for which voting instructions have been received.

Proxy materials are provided to you along with an appropriate form that may be used to give voting instructions to the Company.

If the Company determines pursuant to applicable law that Account shares held in Separate Account B need not be voted pursuant to instructions received from owners, then the Company may vote Account shares held in Separate Account B in its own right.

FEDERAL TAX MATTERS

The following description is a general summary of the tax rules, primarily related to federal income taxes, which in our opinion are currently in effect. These rules are based on laws, regulations and interpretations which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a qualified tax adviser about the tax implications of taking action under a Contract or related retirement plan.

Non-Qualified Contracts

Section 72 of the Code governs the income taxation of annuities in general.
o Purchase payments made under non-qualified Contracts are not excludable or deductible from your gross income or any other person's gross income.
o An increase in the accumulated value of a non-qualified Contract resulting from the investment performance of the Separate Account or interest credited to the Fixed Account is generally not taxable until paid out as surrender proceeds, death benefit proceeds, or otherwise.
o Generally, owners who are not natural persons are immediately taxed on any increase in the accumulated value.

The following discussion applies generally to Contracts owned by natural persons.
o Surrenders or partial surrenders are taxed as ordinary income to the extent of the accumulated income or gain under the Contract.
o The value of the Contract pledged or assigned is taxed as ordinary income to the same extent as a partial withdrawal.
o    Annuity payments:
     o The investment in the Contract is generally the total of the purchase payments made.
     o The portion of the annuity payment that represents the amount by which the accumulated value exceeds the investment in the Contract is taxed as ordinary income. The remainder of each annuity payment is not taxed.
     o After the investment in the Contract is paid out, the full amount of any annuity payment is taxable.

For purposes of determining the amount of taxable income resulting from distributions, all Contracts and other annuity contracts issued by us or our affiliates to the same owner within the same calendar year are treated as if they are a single contract.

A transfer of ownership of a Contract, or designation of an annuitant or other payee who is not also the owner, may result in a certain income or gift tax consequences to the owner. If you are contemplating any transfer or assignment of a Contract, you should contact a competent tax advisor with respect to the potential tax effects of such transactions.

Required Distributions for Non-Qualified Contracts

In order for a non-qualified Contract to be treated as an annuity contract for federal income tax purposes, the Code requires:
o If the person receiving payments dies on or after the annuity payment date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of the interest is distributed at least as rapidly as under the method of distribution being used as of the date of that person's death.
o If you die prior to the annuity payment date, the entire interest in the Contract will be distributed:
     o    within five years after the date of your death, or
     o as annuity payments which begin within one year of your death and which are made over the life of your designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary.
o If you take a distribution from the Contract before you are 59 1/2, you may incur an income tax penalty.

Generally, unless the beneficiary elects otherwise, the above requirements are satisfied prior to the annuity payment date by paying the death benefit in a single sum, subject to proof of your death. The beneficiary may elect by written request to receive an annuity payment option instead of a lump sum payment.


If your designated beneficiary is your surviving spouse, the Contract may be continued with your spouse deemed to be the new owner for purposes of the Code. Where the owner or other person receiving payments is not a natural person, the required distributions provided for in the Code apply upon the death of the primary annuitant.

IRA, SEP, and SIMPLE-IRA

The Contract may be used to fund IRAs, SEPs, and SIMPLE-IRAs. The Company and Princor may receive a portion of the Fidelity Variable Insurance Products Funds' expenses for recordkeeping, marketing and distribution services.

The tax rules applicable to owners, annuitants and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, purchase payments made under a retirement program recognized under the Code are excluded from the participant's gross income for tax purposes prior to the annuity payment date. The portion, if any, of any purchase payment made that is not excluded from their gross income is their investment in the Contract. Aggregate deferrals under all plans at the employee's option may be subject to limitations.

The tax implications of these plans are further discussed in the SAI under the heading Taxation Under Certain Retirement Plans. Check with your tax advisor for the rules which apply to your specific situation.

With respect to IRAs, IRA rollovers and SIMPLE-IRAs there is a 10% penalty under the Code on the taxable portion of a "premature distribution." Generally, an amount is a "premature distribution" unless the distribution is:
o    made on or after you reach age 59 1/2,
o    made to a beneficiary on or after your death,
o    made upon your disability,
o part of a series of substantially equal periodic payments for the life or life expectancy of you or you and the beneficiary,
o    made to pay medical expenses,
o    for certain unemployment expenses,
o    for first home purchases (up to $10,000), or
o    for higher education expenses.

Rollover IRAs.


If you receive a lump-sum distribution from a pension or profit sharing plan, you may maintain the tax deferred status of the money by rolling it into a "Rollover Individual Retirement Annuity." Generally, distributions from a qualified plan are subject to mandatory income tax withholding at a rate of 20%, unless the participant elects a direct rollover. You have 60 days from receipt of the money to complete this transaction. If you choose not to reinvest or go beyond the 60 day limit and are under age 59 1/2, you will incur a 10% IRS penalty as well as income tax expenses.


Withholding

Annuity payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld.

Notwithstanding  the  recipient's  election,  withholding  may  be  required  on payments delivered outside the United States. Moreover, special "backup withholding" rules may require us to disregard the recipient's election if the recipient fails to supply us with a "TIN" or taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies us that the TIN provided by the recipient is incorrect.

YEAR 2000 READINESS DISCLOSURE

Starting in early 1995, as a corporate effort, the Company recognized the Year 2000 could have a significant impact on our operations. With the strong commitment from the Board of Directors, Chief Executive Officer and Chief Information Officer, we initiated a comprehensive plan to ensure our systems and facilities would function correctly regardless of the date on the calendar.

Assessments of our computer systems were completed in 1996. We identified 35,000 programs comprising 40 million lines of mainframe code, 1,300 PC software packages, and 400,000+ end-user PC applications that could be affected by the Year 2000.

Our analysis didn't stop there. We requested Year 2000 compliance status information from hardware and software vendors of over 1,000 PC systems and 450 mainframe systems. New purchase agreements, along with renewal agreements, have included a "Year 2000" warranty clause since 1997.

In 1997, we contacted critical service and product suppliers such as banks and utility companies regarding their Year 2000 readiness. To further assess the stability of our external supply chain, we conducted another survey in 1998, and a third evaluation of our most critical suppliers will take place in 1999.


As of December 31, 1998, 100 percent of our identified mission critical system renovations were completed, tested and in production. The remaining identified changes were completed prior to June 30, 1999.


Full-scale testing of our systems began in March 1998 using an in-house, isolated testing facility. We include "system date manipulation" and "file aging" processes to verify a wide variety of dates before, on, and after January 1, 2000, including February 29, 2000 (leap day).

Our objective is to complete full-scale testing of all identified mission critical systems in second quarter 1999, with significant attentions to year-end and leap-year processing. Verification will continue through 1999, and into the early part of 2000, to ensure no new date related problems are introduced into previously tested or newly developed systems.

We believe our thorough systems testing process should eliminate significant date related problems that could affect our systems. We will have staff on site during critical times to ensure a timely and accurate response to unforeseen issues which may arise.

Contingency plan development began July 1998. The methodology was documented in November 1998. Initial plans were completed as of March 31, 1999. These plans are being developed to address external systems and non-systems events that could affect our operations. Many of those scenarios are beyond our control, so we are identifying possible options, which will minimize their impact. We are also communicating with other entities involved to encourage their Year 2000 preparedness. We will re-evaluate our contingency plans throughout the Year 2000 experience.

The cost associated with completing our Year 2000 readiness for the business unit of the Company which issues the Contract is estimated to be $1.3 - $1.6 million.

Additional   corporate  Y2K   information   can  be  found  on  our  website  at
www.principal.com/general/faqy2k.htm.

MUTUAL FUND DIVERSIFICATION

The United States Treasury Department has adopted regulations under Section 817(h) of the Code which establishes standards of diversification for the investments underlying the Contracts. Under this Code Section, Separate Account investments must be adequately diversified in order for the increase in the value of non-qualified Contracts to receive tax-deferred treatment. In order to be adequately diversified, the portfolio of each underlying Account must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Failure of an Account to meet the diversification requirements could result in tax liability to non-qualified Contract holders.

The investment opportunities of the Accounts could conceivably be limited by adhering to the above diversification requirements. This would affect all owners, including owners of Contracts for whom diversification is not a requirement for tax-deferred treatment.

STATE REGULATION

The Company is subject to the laws of the State of Iowa governing insurance companies and to regulation by the Insurance Department of the State of Iowa. An annual statement in a prescribed form must be filed by March 1 in each year covering our operations for the preceding year and our financial condition on December 31 of the prior year. Our books and assets are subject to examination by the Commissioner of Insurance of the State of Iowa or her representatives at all times. A full examination of our operations is conducted periodically by the National Association of Insurance Commissioners. Iowa law and regulations also prescribe permissible investments, but this does not involve supervision of the investment management or policy of the Company.

In addition, we are subject to the insurance laws and regulations of other states and jurisdictions where we are licensed to operate. Generally, the insurance departments of these states and jurisdictions apply the laws of the state of domicile in determining the field of permissible investments.

LEGAL OPINIONS

Legal matters applicable to the issue and sale of the Contracts, including our right to issue Contracts under Iowa Insurance Law, have been passed upon by Gregg R. Narber, Senior Vice President and General Counsel.

LEGAL PROCEEDINGS

There are no legal proceedings pending to which Separate Account B is a party or which would materially affect Separate Account B.

REGISTRATION STATEMENT

This Prospectus omits some information contained in the SAI (Part B of the Registration Statement) and Part C of the Registration Statement which the Company has filed with the SEC. The SAI is hereby incorporated by reference into this Prospectus. You may request a free copy of the SAI by writing or telephoning Princor. You may obtain a copy of Part C of the Registration Statement from the SEC, Washington, D.C. by paying the prescribed fees.

OTHER VARIABLE ANNUITY CONTRACTS

The Company currently offers other variable annuity contracts that participate in Separate Account B. In the future, we may designate additional group or individual variable annuity contracts as participating in Separate Account B.

INDEPENDENT AUDITORS

The financial statements of Principal Life Insurance Company Separate Account B and the financial statements of Principal Life Insurance Company are included in the SAI. Those statements have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports which also appear in the SAI.

FINANCIAL STATEMENTS

The consolidated financial statements of Principal Life Insurance Company which are included in the SAI should be considered only as they relate to our ability to meet our obligations under the Contract. They do not relate to investment performance of the assets held in the Separate Account.

CUSTOMER INQUIRIES


Your  questions  should be directed to:  Principal  Flexible  Variable  Annuity,
Principal   Financial  Group,  P.O.  Box  9382,  Des  Moines,  Iowa  50306-9382,
1-800-852-4450.


TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Independent Auditors   .............................................       4
Calculation of Yield and Total Return   ............................       4

Taxation Under Certain Retirement Plans.............................       5

Principal Life Insurance Company Separate Account B

     Report of Independent Auditors ................................       9

     Financial Statements...........................................      10

Principal Life Insurance Company

     Report of Independent Auditors ................................      33

     Financial Statements...........................................      34

To obtain a free copy of the SAI write or telephone:


                       Principal Flexible Variable Annuity
                          The Principal Financial Group
                                  P.O. Box 9382
                           Des Moines, Iowa 50306-9382
                            Telephone: 1-800-852-4450



                                     PART B

               PRINCIPAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B

                   FLEXIBLE VARIABLE ANNUITY ("FVA") CONTRACT





                       Statement of Additional Information


                               dated July 30, 1999


This Statement of Additional Information provides information about Principal Life Insurance Company Separate Account B Flexible Variable Annuity (the "Contract") in addition to the information that is contained in the Contract's Prospectus, dated July 30, 1999.


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or telephoning:




                                Variable Annuity
                          The Principal Financial Group
                                  P.O. Box 9382
                           Des Moines Iowa 50306-9382
                            Telephone: 1-800-852-4450

                                TABLE OF CONTENTS


Independent Auditors .................................................       4

Calculation of Yield and Total Return.................................       4

Taxation Under Certain Retirement Plans...............................       6

Principal Life Insurance Company Separate Account B

        Report of Independent Auditors................................       9

        Financial Statements..........................................      10

Principal Life Insurance Company

        Report of Independent Auditors................................      33

        Financial Statements..........................................      34

INDEPENDENT AUDITORS

Ernst & Young LLP, Des Moines, Iowa, serve as independent auditors for Principal Life Insurance Company Separate Account B and Principal Life Insurance Company and perform audit and accounting services for Separate Account B and Principal Life Insurance Company.

CALCULATION OF YIELD AND TOTAL RETURN

The  Separate  Account  may  publish   advertisements   containing   information
(including graphs, charts, tables and examples) about the performance of one or more of its Divisions.


The Contract was not offered prior to June 16, 1994. However, the Divisions invest in Accounts of the Principal Variable Contracts Fund, Inc., AIM V.I. Growth Fund, AIM V.I. Growth and Income Fund, AIM V.I. Value Fund, Fidelity Variable Insurance Products Fund, and Fidelity Variable Income Products Fund II. Effective January 1, 1998 the Accounts which correspond to open investment companies ("mutual funds") of the Principal Variable Contracts Fund, Inc. were reorganized as follows:


      Old Mutual Fund Name                        New Corresponding Account Name
      --------------------                        ------------------------------
Principal Aggressive Growth Fund, Inc.            Aggressive Growth Account
Principal Asset Allocation Fund, Inc.             Asset Allocation Account
Principal Balanced Fund, Inc.                     Balanced Account
Principal Bond Fund, Inc.                         Bond Account
Principal Capital Accumulation Fund, Inc.         Capital Value Account
Principal Emerging Growth Fund, Inc.              MidCap Account
Principal Government Securities Fund, Inc.        Government Securities Account
Principal Growth Fund, Inc.                       Growth Account
Principal Money Market Fund, Inc.                 Money Market Account
Principal World Fund, Inc.                        International Account


These Accounts, along with AIM V.I. Growth Fund, AIM V.I. Growth and Income Fund, AIM V.I. Value Fund and Fidelity VIP Growth Portfolio Service Class, were offered prior to the date the Contract was available. Thus, the Separate Account may publish advertisements containing information about the hypothetical performance of one or more of its Divisions for this Contract had the contract been issued on or after the date the Account in which such Division invests was first offered. Because Service Class shares for the Fidelity VIP Growth Division were not offered until November 3, 1997, performance shown for periods prior to that date represent the historical results of Initial Class shares and do not include the effects of the Service Class' higher annual fees and expenses. The hypothetical performance from the date of inception of the Account in which the Division invests is derived by reducing the actual performance of the underlying Account by the fees and charges of the Contract as if it had been in existence. The yield and total return figures described below will vary depending upon market conditions, the composition of the underlying Account's portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance.


From time to time the Account advertises its Money Market Division's "yield" and "effective yield" for these Contracts. Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Division refers to the income generated by an investment under the contract in the Division over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Neither yield quotation reflects a sales load deducted from purchase payments which, if included, would reduce the "yield" and "effective yield."

In addition, from time to time, the Separate Account will advertise the "yield" for certain other Divisions for the Contract. The "yield" of a Division is determined by annualizing the net investment income per unit for a specific, historical 30-day period and dividing the result by the ending maximum offering price of the unit for the same period. This yield quotation does not reflect a contingent deferred sales charge which, if included, would reduce the "yield."

Also, from time to time, the Separate Account will advertise the average annual total return of its various Divisions. The average annual total return for any of the Divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable contract value. In this calculation the ending value is reduced by a contingent deferred sales charge that decreases from 6% to 0% over a period of 7 years. The Separate Account may also advertise total return figures for its Divisions for a specified period that does not take into account the sales charge in order to illustrate the change in the Division's unit value over time. See "Charges and Deductions" in the Prospectus for a discussion of contingent deferred sales charges.

Following are the hypothetical average annual total returns for the period ending December 31, 1998 assuming the contract had been offered as of the effective dates of the underlying Accounts in which the Divisions invest:

                                                     With Contingent Deferred                       Without Contingent
                                                        Sales Charge                            Deferred Sales Charge
           Division                     One Year       Five Year       Ten Year       One Year       Five Year       Ten Year
-----------------------------------------------------------------------------------------------------------------------------

Aggressive Growth Division                11.38%          24.67%*        N/A            17.38%          24.97%*         N/A
Asset Allocation Division                  1.79           11.33*         N/A             7.79           11.77*          N/A
Balanced Division                          4.50           10.88         10.87%          10.50           11.27          10.87%
Bond Division                              0.32            5.78          8.04            6.32            6.25           8.04
Capital Value Division                     6.14           17.18         13.65           12.14           17.50          13.65
Government Securities Division             0.90            5.13          7.93            6.90            5.62           7.93
Growth Division                           13.82           17.61**        N/A            19.82           17.97**         N/A
International Division                     2.59           10.21**        N/A             2.59           10.21**         N/A
International SmallCap Division          (17.14)***        N/A           N/A           (11.14)***        N/A            N/A
MicroCap Division                        (25.12)***        N/A           N/A           (19.12)***        N/A            N/A
MidCap Division                           (3.63)          13.06         14.72            2.37           13.43          14.72
MidCap Growth Division                   (10.43)***        N/A           N/A            (4.43)***        N/A            N/A
Money Market Division                     (2.11)           3.10          4.02            3.89            3.62           4.02
Real Estate Division                     (13.36)***        N/A           N/A            (7.36)***        N/A            N/A
SmallCap Division                        (27.20)***        N/A           N/A           (21.20)***        N/A            N/A
SmallCap Growth Division                  (3.93)***        N/A           N/A            (2.07)***        N/A            N/A
SmallCap Value Division                  (21.80)***        N/A           N/A           (15.80)***        N/A            N/A
Utilities Division                         8.38***         N/A           N/A            14.38***         N/A            N/A
AIM V.I. Growth Division                  26.42           19.58         19.06#          32.42           19.87          19.29#
AIM V.I. Growth and Income Division       20.07           20.47@         N/A            26.07           20.90@          N/A
AIM V.I. Value Division                   24.73           19.85         20.08#          30.73           20.14          20.31#
Fidelity VIP II Contrafund Division       22.31           20.54+         N/A            28.31           25.54+          N/A
Fidelity VIP Growth Division              31.64           29.91+         N/A            37.64           34.85+          N/A

   * Partial period beginning June 1, 1994.
  ** Partial period beginning May 2, 1994.
 *** Partial period beginning May 1, 1998.
   # Partial period beginning May 5, 1993.
   @ Partial period beginning May 2, 1994.
   + Partial period beginning November 3, 1997.

TAXATION UNDER CERTAIN RETIREMENT PLANS

INDIVIDUAL RETIREMENT ANNUITIES

Purchase Payments. Individuals may make contributions for individual retirement annuity ("IRA") Contracts. Deductible contributions for any year may be made up to the lesser of $2,000 or 100% of compensation for individuals who (1) are not active participants in another retirement plan, (2) are unmarried and have adjusted gross income of $40,000 or less, or (3) are married and have adjusted gross income of $60,000 or less. Such individuals may establish an IRA for a spouse who makes no contribution to an IRA for the tax year. The annual purchase payments for both spouses' Contracts cannot exceed the lesser of $4,000 or 100% of the working spouse's earned income, and no more than $2,000 may be contributed to either spouse's IRA for any year. Individuals who are active participants in other retirement plans and whose adjusted gross income (with certain special adjustments) exceeds the cut-off point ($40,000 for unmarried, $60,000 for married persons filing jointly, and $0 for married persons filing a separate return) by less than $10,000 are entitled to make deductible IRA contributions in proportionately reduced amounts. For example, a married individual who is an active participant in another retirement plan and files a separate tax return is entitled to a partial IRA deduction if the individual's adjusted gross income is less than $10,000, and no IRA deduction if his or her adjusted gross income is equal to or greater than $10,000. Individuals whose spouse is an active participant in other retirement plans and whose combined adjusted gross income exceeds the cutoff point of $150,000 by less than $10,000 are entitled to make deductible IRA contributions in proportionately reduced amounts.

An individual may make non-deductible IRA contributions to the extent of the excess of (1) the lesser of $2,000 ($4,000 in the case of a spousal IRA) or 100% of compensation over (2) the IRA deductible contributions made with respect to the individual.

An individual may not make any contribution to his/her own IRA for the year in which he/she reaches age 70 1/2 or for any year thereafter.

Taxation of Distributions. Distributions from IRA Contracts are taxed as ordinary income to the recipient, although special rules exist for the tax-free return of non-deductible contributions. In addition, taxable distributions received under an IRA Contract prior to age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax. Certain distributions are exempted from this penalty tax, including distributions following the owner's death or disability if the distribution is paid as part of a series of substantially equal periodic payments made for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of Owner and the Owner's designated Beneficiary; distributions to pay medical expenses; distributions for certain unemployment expenses; distributions for first home purchases (up to $10,000) and distributions for higher education expenses.

Required Distributions. Generally, distributions from IRA Contracts must commence not later than April 1 of the calendar year following the calendar year in which the employee attains age 70 1/2, and such distributions must be made over a period that does not exceed the life expectancy of the employee (or the employee and Beneficiary). A penalty tax of 50% would be imposed on any amount by which the minimum required distribution in any year exceeded the amount actually distributed in that year. In addition, in the event that the employee dies before his or her entire interest in the Contract has been distributed, the employee's entire interest must be distributed in accordance with rules similar to those applicable upon the death of the Contract Owner in the case of a non-qualified contract, as described in the Prospectus.

Tax-Free Rollovers. The Code permits the taxable portion of funds to be transferred in a tax-free rollover from a qualified employer pension, profit-sharing, annuity, bond purchase or tax-deferred annuity plan to an IRA Contract if certain conditions are met, and if the rollover of assets is completed within 60 days after the distribution from the qualified plan is received. A direct rollover of funds may avoid a 20% federal tax withholding generally applicable to qualified plans or tax-deferred annuity plan distributions. In addition, not more frequently than once every twelve months, amounts may be rolled over tax-free from one IRA to another, subject to the 60-day limitation and other requirements. The once-per-year limitation on rollovers does not apply to direct transfers of funds between IRA custodians or trustees.

SIMPLIFIED EMPLOYEE PENSION PLANS AND SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLANS

Purchase Payments. Under Section 408(k) of the Code, employers may establish a type of IRA plan referred to as a simplified employee pension plan (SEP). Employer contributions to a SEP cannot exceed the lesser of $24,000 or 15% or the employee's earned income. Employees of certain small employers may have contributions made to the salary reduction simplified employee pension plan ("SAR/SEP") on their behalf on a salary reduction basis. These salary reduction contributions may not exceed $10,000 in 1999, which is indexed for inflation. Employees of tax-exempt organizations and state and local government agencies are not eligible for SAR/SEPs.

Taxation of Distributions. Generally, distribution payments from SEPs and SAR/SEPs are subject to the same distribution rules described above for IRAs.

Required Distributions. SEPs and SAR/SEPs are subject to the same minimum required distribution rules described above for IRAs.

Tax-Free Rollovers. Generally, rollovers and direct transfers may be made to and from SEPs and SAR/SEPs in the same manner as described above for IRAs, subject to the same conditions and limitations.

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA)

Purchase Payments. Under Section 408(p) of the Code, employers may establish a type of IRA plan known as a Simple IRA. Employees may have contributions made to the SIMPLE IRA on a salary reduction basis. These salary reduction contributions may not exceed $6,000 in 1999, which is indexed for inflation. Total salary reduction contributions are limited to $10,000 per year for any employee who makes salary reduction contributions to more than one plan. Employers are required to contribute to the SIMPLE IRA, which contributions may not exceed the lesser of: (1) The amount of salary deferred by the employee, (2) 3% of the employee's compensation, or (3) $6,000, if the employer contributes on a matching basis; or the lesser of: (1) 2% of the employee's compensation, or (2) $3,200, if the employer makes non-elective contributions. An employer may not make contributions to both a SIMPLE IRA and another retirement plan for the same calendar year.

Taxation of Distributions. Generally, distribution payments from SIMPLE IRAs are subject to the same distribution rules described above for IRAs, except that distributions made within two years of the date of an employee's first participation in a SIMPLE IRA of an employer are subject to a 25% penalty tax instead of the 10% penalty tax discussed previously.

Required Distributions. SIMPLE IRAs are subject to the same minimum required distribution rules described above for IRAs.

Tax-Free Rollovers. Direct transfers may be made among SIMPLE IRAs in the same manner as described above for IRAs, subject to the same conditions and limitations. Rollovers from SIMPLE IRAs are permitted after two years have elapsed from the date of an employee's first participation in a SIMPLE IRA of the employer. Rollovers to SIMPLE IRAs from other plans are not permitted.

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRA)

Purchase  Payments.  Under  Section  408A  of the  Code,  Individuals  may  make nondeductible contributions to Roth IRA contracts up to $2,000. This contribution amount must be reduced by the amount of any contributions made to other IRAs for the benefit of the Roth IRA owner. The maximum $2,000 contribution is phased out for single taxpayers with adjusted gross income between $95,000 and $110,000 and for joint filers with adjusted gross income between $150,000 and $160,000. If taxable income is recognized on the regular IRA, an IRA owner with adjusted gross income of less than $100,000 may convert a regular IRA into a Roth IRA. If the conversion is made in 1999, IRA income recognized may be spread over four years. Otherwise, all IRA income will need to be recognized in the year of conversion. No IRS 10% tax penalty will apply to the conversion.

Taxation of Distribution. Qualified distributions are received income-tax free by the Roth IRA owner, or beneficiary in case of the Roth IRA owner's death. A qualified distribution is any distribution made after five years if the IRA owner is over age 59 1/2, dies, becomes disabled, or uses the funds for first-time home buyer expenses at the time of distribution. The five-year period for converted amounts begins from the year of the conversion.

                         Report of Independent Auditors



Board of Directors and Participants
Principal Life Insurance Company


We have audited the accompanying statement of net assets of Principal Life Insurance Company Separate Account B (comprising, respectively, the Aggressive Growth, Asset Allocation, Balanced, Bond, Capital Value [formerly Capital
Accumulation], Government Securities, Growth, International [formerly World], MidCap [formerly Emerging Growth], and Money Market Divisions; and, beginning May 1, 1998 [date operations commenced], the International SmallCap, MicroCap, MidCap Growth, Real Estate, SmallCap, SmallCap Growth, SmallCap Value, and Utilities Divisions) as of December 31, 1998, and the related statements of operations for the year then ended, and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Principal Life Insurance Company Separate Account B at December 31, 1998, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa
January 29, 1999


                            Principal Life Insurance
                           Company Separate Account B

                             Statement of Net Assets

                                December 31, 1998




Assets
Investments:
   Aggressive Growth Division:
     Aggressive Growth Account - 11,371,446 shares at net asset value of $18.33 per share (cost - $178,267,259)
                                                             $   208,438,611
   Asset Allocation Division:
     Asset Allocation Account - 5,104,252 shares at net asset value of $12.30 per share (cost - $60,233,970)
                                                                     62,782,299
   Balanced Division:
     Balanced Account - 11,546,085 shares at net asset value
       of $16.25 per share (cost - $174,579,287)
                                                                  187,623,872
   Bond Division:
     Bond Account - 9,732,261 shares at net asset value of $12.02 per share
        (cost -$115,148,744)
                                                                 116,981,771
   Capital Value Division:
     Capital Value Account - 9,635,914 shares at net asset value of $37.19 per share (cost - $302,231,124)
                                                                 358,359,614
   Government Securities Division:
     Government Securities Account - 12,410,577 shares at
       net asset value of $11.01 per share (cost - $132,699,642)
                                                                 136,640,443
   Growth Division:
     Growth Account - 12,388,261 shares at net asset value of
       $20.46 per share (cost - $183,113,548)
                                                                 253,463,838
   International Division:
     International Account - 9,965,227 shares at net asset value of
       $14.51 per share (cost - $128,347,758)
                                                                 144,595,446
   International SmallCap Division:
     International SmallCap Account - 417,619 shares at net asset value of $9.00 per share (cost - $3,801,982)
                                                                   3,758,570
   MicroCap Division:
     MicroCap Account - 140,266 shares at net asset value of
       $8.17 per share (cost - $1,225,445)
                                                                   1,145,974
   MidCap Division:
     MidCap Account - 6,771,410 shares at net asset value of
       $34.37 per share (cost - $198,836,712)
                                                                 232,733,374
   MidCap Growth Division:
     MidCap Growth Account - 351,189 shares at net asset value
       of $9.65 per share (cost - $3,104,721)
                                                                   3,388,971
   Money Market Division:
     Money Market Account - 73,597,012 shares at net asset value of $1.00 per share (cost - $73,597,012)
                                                                  73,597,012

See accompanying notes.

Assets (continued)
   Real Estate Division:
     Real Estate Account - 199,858 shares at net asset value of $9.07 per share (cost - $1,857,915)
                                                           $       1,812,711
   SmallCap Division:
     SmallCap Account - 442,796 shares at net asset value of $8.21 per share (cost - $3,515,041)
                                                                   3,635,355
   SmallCap Growth Division:
     SmallCap Growth Account - 316,865 shares at net asset value of $10.10 per share (cost - $2,744,450)
                                                                   3,200,338
   SmallCap Value Division:
     SmallCap Value Account - 309,231 shares at net asset value of $8.34 per share (cost - $2,559,608)
                                                                   2,578,984
   Utilities Division:
     Utilities Account - 670,534 shares at net asset value of $10.93 per share
       (cost - $6,711,416)
                                                                   7,328,933

                                                          ======================
Net assets                                                    $1,802,066,116

                                                          ======================


                            Principal Life Insurance
                           Company Separate Account B

                       Statement of Net Assets (continued)

                                December 31, 1998

                                                            Unit
                                              Units         Value
                                             ------------------------
Net assets are represented by:
   Aggressive Growth Division:
     Contracts in accumulation period:
     The Principal Variable Annuity           7,485,637    $27.85       $208,438,611

   Asset Allocation Division:
     Contracts in accumulation period:
     The Principal Variable Annuity           3,761,735     16.69         62,782,299

   Balanced Division:
     Contracts in accumulation period:
       Personal Variable                      2,321,229      1.77          4,109,836
       Premier Variable                      14,770,828      1.79         26,396,964
       The Principal Variable Annuity         8,903,277     17.65        157,117,072
                                                                        ------------
                                                                        ------------
                                                                         187,623,872
   Bond Division:
     Contracts in accumulation period:
       Personal Variable                        765,780      1.47          1,126,185
       Premier Variable                       6,013,799      1.48          8,926,784
       The Principal Variable Annuity         7,498,613     14.26        106,928,802
                                                                        ------------
                                                                        ------------
                                                                         116,981,771
   Capital Value Division:
     Currently payable annuity contracts:
       Bankers Flexible Annuity                   4,299     31.50            135,398
       Pension Builder Plus - Rollover IRA       54,872      6.51            357,449
                                                                        ------------
                                                                             492,847
     Contracts in accumulation period:
       Bankers Flexible Annuity                 221,262     31.50          6,970,904
       Pension Builder Plus                   1,288,464      5.88          7,572,342
       Pension Builder Plus - Rollover IRA      293,222      6.51          1,907,883
       Personal Variable                      3,764,848      2.65          9,982,371
       Premier Variable                      22,328,019      2.69         60,046,505
       The Principal Variable Annuity        11,720,185     23.16        271,386,762
                                                                        ------------
                                                                         357,866,767
                                                                        ------------
                                                                         358,359,614
   Government Securities Division:
     Contracts in accumulation period:
       Pension Builder Plus                     488,033      2.17          1,061,229
       Pension Builder Plus - Rollover IRA      151,353      2.31            348,924
       Personal Variable                      1,953,940      1.52          2,973,074
       Premier Variable                       8,358,244      1.54         12,899,067
       The Principal Variable Annuity         8,553,946     13.95        119,358,149
                                                                        ------------
                                                                         136,640,443
   Growth Division:
     Contracts in accumulation period:
       Personal Variable                      2,232,330      2.13          4,744,796
       Premier Variable                      16,370,833      2.15         35,121,256
       The Principal Variable Annuity         9,862,571     21.66        213,597,786
                                                                        ------------
                                                                         253,463,838

See accompanying notes.

                                                                                 Unit
                                                                   Units         Value
                                                              ----------------------------
                                                              ----------------------------
Net assets are represented by:
   International Division:
     Contracts in accumulation period:
       Personal Variable                                           1,510,915     $1.65     $    2,488,857
       Premier Variable                                            9,442,447      1.66         15,699,547
       The Principal Variable Annuity                              7,865,745     16.07        126,407,042
                                                                                           --------------
                                                                                              144,595,446
   International SmallCap Division:
     Contracts in accumulation period:
       The Principal Variable Annuity                                418,654      8.98          3,758,570

   MicroCap Division:
     Contracts in accumulation period:
       The Principal Variable Annuity                                141,369      8.11          1,145,974

   MidCap Division:
     Contracts in accumulation period:
       Personal Variable                                           1,917,499      1.92          3,685,468
       Premier Variable                                           12,204,415      1.94         23,677,140
       The Principal Variable Annuity                             10,738,428     19.12        205,370,766
                                                                                           --------------
                                                                                              232,733,374
   MidCap Growth Division:
     Contracts in accumulation period:
       The Principal Variable Annuity                                352,022      9.63          3,388,971

   Money Market Division:
     Contracts in accumulation period:
       Pension Builder Plus                                          369,783      1.96            723,423
       Pension Builder Plus - Rollover IRA                            10,667      2.05             21,829
       Personal Variable                                           1,329,920      1.28          1,695,975
       Premier Variable                                            9,868,681      1.30         12,764,651
       The Principal Variable Annuity                              4,904,753     11.91         58,391,134
                                                                                           --------------
                                                                                               73,597,012
   Real Estate Division:
     Contracts in accumulation period:
       The Principal Variable Annuity                                195,435      9.28          1,812,711

   SmallCap Division:
     Contracts in accumulation period:
       The Principal Variable Annuity                                458,539      7.93          3,635,355

   SmallCap Growth Division:
     Contracts in accumulation period:
       The Principal Variable Annuity                                314,420     10.18          3,200,338

   SmallCap Value Division:
     Contracts in accumulation period:
       The Principal Variable Annuity                                305,572      8.44          2,578,984

   Utilities Division:
     Contracts in accumulation period:
       The Principal Variable Annuity                                639,299     11.46          7,328,933
                                                                                           ==============
Net assets                                                                                 $1,802,066,116
                                                                                           ==============

                        Principal Life Insurance Company
                               Separate Account B

                             Statement of Operations

                          Year ended December 31, 1998


                                                                          Aggressive     Asset Allocation
                                                                        Growth Division      Division
                                                        Combined
                                                   --------------------------------------------------------
                                                   --------------------------------------------------------
Investment income
Income:
   Dividends                                            $ 35,563,154        $   386,909       $1,492,404
   Capital gains distributions                            50,235,913         10,088,357        1,853,405
                                                   --------------------------------------------------------
                                                   --------------------------------------------------------
Total income                                              85,799,067         10,475,266        3,345,809

Expenses:
   Mortality and expense risks                            17,696,159          2,218,045          702,097
   Administration charges                                    552,069            116,130            7,655
   Contingent sales charges                                1,597,700            206,988           72,030
                                                   --------------------------------------------------------
                                                   --------------------------------------------------------
                                                          19,845,928          2,541,163          781,782
                                                   --------------------------------------------------------
                                                   --------------------------------------------------------
Net investment income (loss)                              65,953,139          7,934,103        2,564,027

Realized and unrealized gains (losses) on
investments
Net realized gains (losses) on investments
                                                          12,416,637          2,390,605          109,943
Change in net unrealized appreciation/
   depreciation of investments                            69,585,710         16,690,371        1,193,914
                                                   --------------------------------------------------------
                                                   ========================================================
Net increase (decrease) in net assets resulting
   from operations                                      $147,955,486        $27,015,079       $3,867,884
                                                   ========================================================



See accompanying notes.

                                                                                                  Capital          Government
                                                              Balanced            Bond             Value            Securities
                                                              Division          Division          Division           Division
                                                        -------------------------------------------------------------------------
                                                        -------------------------------------------------------------------------
Investment income
Income:
   Dividends                                                 $ 5,238,471       $5,971,195        $ 6,429,904       $6,927,074
   Capital gains distributions                                 5,863,051           62,033         12,255,065                -
                                                        -------------------------------------------------------------------------
                                                        -------------------------------------------------------------------------
Total income                                                  11,101,522        6,033,228         18,684,969        6,927,074

Expenses:
   Mortality and expense risks                                 1,755,460        1,099,671          3,396,860        1,319,686
   Administration charges                                         38,695           15,794            174,201           29,797
   Contingent sales charges                                      142,069           98,023            248,388          119,994
                                                        -------------------------------------------------------------------------
                                                        -------------------------------------------------------------------------
                                                               1,936,224        1,213,488          3,819,449        1,469,477
                                                        -------------------------------------------------------------------------
                                                        -------------------------------------------------------------------------
Net investment income (loss)                                   9,165,298        4,819,740         14,865,520        5,457,597

Realized and unrealized gains (losses) on
investments
Net realized gains (losses) on investments
                                                                 612,459          256,093          3,370,612          519,217
Change in net unrealized appreciation/
   depreciation of investments                                 5,916,307          403,378         16,709,725        1,581,620
                                                        -------------------------------------------------------------------------
                                                        -------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                           $15,694,064       $5,479,211        $34,945,857       $7,558,434
                                                        =========================================================================



                                                                  Growth         International
                                                                 Division          Division
                                                        ---------------------------------------
                                                        ---------------------------------------
Investment income
Income:
   Dividends                                                   $ 2,527,666       $2,324,284
   Capital gains distributions                                   2,405,834        4,824,427
                                                        ---------------------------------------
                                                        ---------------------------------------
Total income                                                     4,933,500        7,148,711

Expenses:
   Mortality and expense risks                                   2,326,505        1,572,370
   Administration charges                                           70,201           22,222
   Contingent sales charges                                        181,708          133,172
                                                        ---------------------------------------
                                                        ---------------------------------------
                                                                 2,578,414        1,727,764
                                                        ---------------------------------------
                                                        ---------------------------------------
Net investment income (loss)                                     2,355,086        5,420,947

Realized and unrealized gains (losses) on
investments
Net realized gains (losses) on investments
                                                                 2,312,393        1,240,861
Change in net unrealized appreciation/
   depreciation of investments                                  32,170,680        3,163,616
                                                        ---------------------------------------
                                                        ---------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                             $36,838,159       $9,825,424
                                                        =======================================

                        Principal Life Insurance Company
                               Separate Account B

                       Statement of Operations (continued)

                          Year ended December 31, 1998

                                          International                                                 MidCap
                                       SmallCap Division*      MicroCap            MidCap               Growth
                                                               Division*          Division             Division*
                                       ----------------------------------------------------------------------------
                                       ----------------------------------------------------------------------------
 Investment income
 Income:
 Dividends                                    $  9,794         $   4,786         $ 1,368,645           $      -
 Capital gains distributions                         -                 -          12,883,741                  -
                                       ----------------------------------------------------------------------------
                                       ----------------------------------------------------------------------------
 Total income                                    9,794             4,786          14,252,386                  -

 Expenses:
 Mortality and expense risks                    16,991             6,089           2,595,067             12,207
 Administration charges                            210               126              59,714                245
 Contingent sales charges                           87               378             249,206              1,273
                                       ----------------------------------------------------------------------------
                                       ----------------------------------------------------------------------------
                                                17,288             6,593           2,903,987             13,725
                                       ----------------------------------------------------------------------------
                                       ----------------------------------------------------------------------------
 Net investment income (loss)                   (7,494)           (1,807)         11,348,399            (13,725)

Realized and unrealized gains
(losses) on investments
 Net realized gains (losses) on
   investments                                 (34,310)          (30,669)          1,666,097             (8,805)
 Change in net unrealized
   appreciation/depreciation of
   investments                                 (43,412)          (79,471)         (9,573,159)           284,250
                                       ----------------------------------------------------------------------------
                                       ============================================================================
 Net increase (decrease) in net
   assets resulting from operations
                                              $(85,216)        $(111,947)        $ 3,441,337           $261,720
                                       ============================================================================


                                            Money                                           SmallCap Growth   SmallCap Value
                                       Market Division     Real Estate        SmallCap         Division*         Division*
                                                            Division*        Division*
                                      ---------------------------------------------------------------------------------------------
                                      ---------------------------------------------------------------------------------------------
 Investment income
 Income:
 Dividends                                 $2,711,098         $53,265           $    338         $      -           $ 9,921
 Capital gains distributions                        -               -                  -                -                 -
                                      ---------------------------------------------------------------------------------------------
                                      ---------------------------------------------------------------------------------------------
 Total income                               2,711,098          53,265                338                -             9,921

 Expenses:
 Mortality and expense risks                  607,616           7,997             13,571           11,177            10,196
 Administration charges                        15,992             131                228              166               159
 Contingent sales charges                     142,955             193                 87              338               303
                                      ---------------------------------------------------------------------------------------------
                                      ---------------------------------------------------------------------------------------------
                                              766,563           8,321             13,886           11,681            10,658
                                      ---------------------------------------------------------------------------------------------
                                      ---------------------------------------------------------------------------------------------
 Net investment income (loss)               1,944,535          44,944            (13,548)         (11,681)             (737)

Realized and unrealized gains
(losses) on investments
 Net realized gains (losses) on
   investments                                      -          (1,854)            (4,971)           1,417            (6,817)
 Change in net unrealized
   appreciation/depreciation of
   investments                                      -         (45,204)           120,314          455,888            19,376
                                      ---------------------------------------------------------------------------------------------
                                      ---------------------------------------------------------------------------------------------
 Net increase (decrease) in net
   assets resulting from operations        $1,944,535         $(2,114)          $101,795         $445,624           $11,822
                                      =============================================================================================



                                       Utilities
                                       Division*
                                     ----------------
                                     ----------------
 Investment income
 Income:
 Dividends                               $107,400
 Capital gains distributions                    -
                                     ----------------
                                     ----------------
 Total income                             107,400

 Expenses:
 Mortality and expense risks               24,554
 Administration charges                       403
 Contingent sales charges                     508
                                     ----------------
                                     ----------------
                                           25,465
                                     ----------------
                                     ----------------
 Net investment income (loss)              81,935

Realized and unrealized gains
(losses) on investments
 Net realized gains (losses) on
   investments                             24,366
 Change in net unrealized
   appreciation/depreciation of
   investments                            617,517
                                     ----------------
                                     ----------------
 Net increase (decrease) in net
   assets resulting from operations      $723,818
                                     ================


*   Commenced operations May 1, 1998.


See accompanying notes.


                        Principal Life Insurance Company
                               Separate Account B

                       Statements of Changes in Net Assets

                                                                       Aggressive        Asset
                                                                        Growth         Allocation       Balanced
                                                     Combined          Division         Division        Division
                                                 ------------------------------------------------------------------
Net assets at January 1, 1997                       $ 806,097,603     $72,827,189     $30,022,679      $75,478,532
Increase (decrease) in net assets
Operations:
   Net investment income                               70,282,286      16,875,413      4,939,230         9,943,711
   Net realized gains on investments                    5,671,902         464,006         63,749           453,888
   Change in net unrealized appreciation/
     depreciation of investments                      102,587,382       9,210,372        744,626         4,610,751
                                                 ------------------------------------------------------------------
                                                 ------------------------------------------------------------------
Net increase in net assets resulting from             178,541,570      26,549,791      5,747,605        15,008,350
   operations
Changes from principal transactions:
   Purchase payments, less sales charges, per
     payment fees and applicable premium taxes        627,937,841      59,917,348     16,705,667        53,714,866
   Contract terminations                              (55,874,169)     (3,178,242)    (1,163,611)       (4,281,984)
   Death benefit payments                              (4,316,597)       (405,803)       (51,804)         (958,828)
   Flexible withdrawal option payments                 (7,524,649)       (555,143)      (424,697)       (1,011,471)
   Transfer payments to other contracts              (256,636,172)    (11,197,324)    (2,323,881)      (10,850,210)
   Annuity payments                                       (42,217)              -              -                 -
                                                 ------------------------------------------------------------------
                                                 ------------------------------------------------------------------
Increase (decrease) in net assets from
   principal transactions                             303,544,037      44,580,836     12,741,674        36,612,373
                                                 ------------------------------------------------------------------
                                                 ------------------------------------------------------------------
Total increase                                        482,085,607      71,130,627     18,489,279        51,620,723
                                                 ------------------------------------------------------------------
                                                 ------------------------------------------------------------------
Net assets at December 31, 1997                     1,288,183,210     143,957,816     48,511,958       127,099,255
Increase (decrease) in net assets
Operations:
   Net investment income (loss)                        65,953,139       7,934,103      2,564,027         9,165,298
   Net realized gains (losses) on investments          12,416,637       2,390,605        109,943           612,459
   Change in net unrealized appreciation/
     depreciation of investments                       69,585,710      16,690,371      1,193,914         5,916,307
                                                 ------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                    147,955,486      27,015,079      3,867,884        15,694,064
Changes from principal transactions:
   Purchase payments, less sales charges, per
     payment fees and applicable premium taxes        880,179,184      89,426,487     20,700,753        75,135,480
   Contract terminations                              (82,987,332)     (7,493,332)    (2,607,601)       (7,275,303)
   Death benefit payments                              (6,720,662)       (574,590)      (356,750)         (782,491)
   Flexible withdrawal option payments                (13,530,855)     (1,052,669)      (647,508)       (2,009,052)
   Transfer payments to other contracts              (410,965,015)    (42,840,180)    (6,686,437)      (20,238,081)
   Annuity payments                                       (47,900)              -              -                 -
                                                 ------------------------------------------------------------------
Increase (decrease) in net assets from
   principal transactions                             365,927,420      37,465,716     10,402,457        44,830,553
                                                 ------------------------------------------------------------------
Total increase                                        513,882,906      64,480,795     14,270,341        60,524,617
                                                 ==================================================================
Net assets at December 31, 1998                    $1,802,066,116    $208,438,611    $62,782,299      $187,623,872
                                                 ==================================================================

* Commenced operations May 1, 1998.

See accompanying notes.

                                                                                             Government
                                                                           Capital Value     Securities       Growth
                                                         Bond Division       Division        Division        Division
                                                      ------------------------------------------------------------------
Net assets at January 1, 1997                            $ 51,156,727     $164,206,061     $ 80,421,152   $ 98,430,386
Increase (decrease) in net assets
Operations:
   Net investment income                                    3,568,462       20,413,652        4,278,724      1,112,338
   Net realized gains on investments                          110,974        2,848,843          274,681        452,453
   Change in net unrealized appreciation/
     depreciation of investments                            1,830,541       27,562,078        2,797,737     27,128,828
                                                      ------------------------------------------------------------------
Net increase in net assets resulting from
   operations                                               5,509,977       50,824,573        7,351,142     28,693,619
Changes from principal transactions:
   Purchase payments, less sales charges, per
     payment fees and applicable premium taxes             29,283,340       88,457,676       25,613,735     53,502,269
   Contract terminations                                   (2,130,683)     (18,056,258)      (5,656,444)    (4,866,079)
   Death benefit payments                                    (265,662)        (501,663)        (615,089)      (543,121)
   Flexible withdrawal option payments                       (880,841)        (965,075)      (1,128,199)      (731,944)
   Transfer payments to other contracts                    (9,182,990)     (14,671,351)     (13,132,281)    (8,671,205)
   Annuity payments                                                 -          (42,217)               -              -
                                                      ------------------------------------------------------------------
                                                      ------------------------------------------------------------------
Increase (decrease) in net assets from
   principal transactions                                  16,823,164       54,221,112        5,081,722     38,689,920
                                                      ------------------------------------------------------------------
                                                      ------------------------------------------------------------------
Total increase                                             22,333,141      105,045,685       12,432,864     67,383,539
                                                      ------------------------------------------------------------------
                                                      ------------------------------------------------------------------
Net assets at December 31, 1997                            73,489,868      269,251,746       92,854,016    165,813,925
Increase (decrease) in net assets
Operations:
   Net investment income (loss)                             4,819,740       14,865,520        5,457,597      2,355,086
   Net realized gains (losses) on investments                 256,093        3,370,612          519,217      2,312,393
   Change in net unrealized appreciation/
     depreciation of investments                              403,378       16,709,725        1,581,620     32,170,680
                                                      ------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                          5,479,211       34,945,857        7,558,434     36,838,159
Changes from principal transactions:
   Purchase payments, less sales charges, per
     payment fees and applicable premium taxes             58,231,814      104,873,017       63,571,935     84,755,953
   Contract terminations                                   (4,182,861)     (20,291,443)      (6,906,897)    (9,260,589)
   Death benefit payments                                    (501,389)      (1,069,753)        (712,491)      (806,053)
   Flexible withdrawal option payments                     (1,522,331)      (2,067,909)      (1,740,621)    (1,381,999)
   Transfer payments to other contracts                   (14,012,541)     (27,234,001)     (17,983,933)   (22,495,558)
   Annuity payments                                                 -          (47,900)               -              -
                                                      ------------------------------------------------------------------
Increase (decrease) in net assets from
   principal transactions                                  38,012,692       54,162,011       36,227,993     50,811,754
                                                      ------------------------------------------------------------------
Total increase                                             43,491,903       89,107,868       43,786,427     87,649,913
                                                      ------------------------------------------------------------------
Net assets at December 31, 1998                          $116,981,771     $358,359,614     $136,640,443   $253,463,838
                                                      ==================================================================

* Commenced operations May 1, 1998.

See accompanying notes.

                                                                   International
                                                   International       SmallCap
                                                     Divisional       Division*
                                                 -------------------------------
Net assets at January 1, 1997                      $  70,528,972         $    -
Increase (decrease) in net assets
Operations:
   Net investment income                               4,371,904              -
   Net realized gains on investments                     495,943              -
   Change in net unrealized appreciation/
     depreciation of investments                       2,593,492              -
                                                 -------------------------------
Net increase in net assets resulting from
   operations                                          7,461,339              -
Changes from principal transactions:
   Purchase payments, less sales charges, per
     payment fees and applicable premium taxes        57,394,881              -
   Contract terminations                              (3,938,573)             -
   Death benefit payments                               (333,151)             -
   Flexible withdrawal option payments                  (438,591)             -
   Transfer payments to other contracts               (9,238,723)             -
   Annuity payments                                            -              -
                                                 -------------------------------
                                                 -------------------------------
Increase (decrease) in net assets from
   principal transactions                             43,445,843              -
                                                 -------------------------------
                                                 -------------------------------
Total increase                                        50,907,182
                                                 -------------------------------
                                                 -------------------------------
Net assets at December 31, 1997                      121,436,154              -
Increase (decrease) in net assets
Operations:
   Net investment income (loss)                        5,420,947         (7,494)
   Net realized gains (losses) on investments          1,240,861        (34,310)
   Change in net unrealized appreciation/
     depreciation of investments                       3,163,616        (43,412)
                                                 -------------------------------
Net increase (decrease) in net assets resulting
   from operations                                     9,825,424        (85,216)
Changes from principal transactions:
   Purchase payments, less sales charges, per
     payment fees and applicable premium taxes        43,354,442      4,389,570
   Contract terminations                              (6,288,874)        (3,166)
   Death benefit payments                               (361,156)             -
   Flexible withdrawal option payments                  (842,431)        (8,380)
   Transfer payments to other contracts              (22,528,113)      (534,238)
   Annuity payments                                            -              -
                                                 -------------------------------
Increase (decrease) in net assets from
   principal transactions                             13,333,868      3,843,786
                                                 -------------------------------
Total increase                                        23,159,292      3,758,570
                                                 -------------------------------
Net assets at December 31, 1998                     $144,595,446     $3,758,570
                                                 ===============================

* Commenced operations May 1, 1998.

See accompanying notes.






                        Principal Life Insurance Company
                               Separate Account B

                 Statements of Changes in Net Assets (continued)



                                                                                          MidCap         Money
                                                     MicroCap          MidCap             Growth         Market
                                                    Division*         Division          Division*       Division
                                                 -----------------------------------------------------------------
Net assets at January 1, 1997                                $       $122,287,543             $        $40,738,362
Increase (decrease) in net assets
Operations:
   Net investment income                                      -         3,233,729              -         1,545,123
   Net realized gains on investments                          -           507,365              -                 -
   Change in net unrealized appreciation/
     depreciation of investments                              -        26,108,957              -                 -
                                                 -----------------------------------------------------------------
                                                 -----------------------------------------------------------------
Net increase in net assets resulting from                     -        29,850,051              -         1,545,123
   operations
Changes from principal transactions:
   Purchase payments, less sales charges, per
     payment fees and applicable premium taxes                -        71,186,197              -       172,161,862
   Contract terminations                                      -        (6,477,064)             -        (6,125,231)
   Death benefit payments                                     -          (451,603)             -          (189,873)
   Flexible withdrawal option payments                        -          (790,604)             -          (598,084)
   Transfer payments to other contracts                       -       (11,516,457)             -      (165,851,750)
   Annuity payments                                           -                 -              -                 -
                                                 -----------------------------------------------------------------
                                                 -----------------------------------------------------------------
Increase (decrease) in net assets from
   principal transactions                                     -        51,950,469              -          (603,076)
                                                 ------------------------------------------------------------------
                                                 ------------------------------------------------------------------
Total increase                                                -        81,800,520              -           942,047
                                                 ------------------------------------------------------------------
                                                 ------------------------------------------------------------------
Net assets at December 31, 1997                               -       204,088,063              -        41,680,409
Increase (decrease) in net assets
Operations:
   Net investment income (loss)                          (1,807)       11,348,399        (13,725)        1,944,535
   Net realized gains (losses) on investments           (30,669)        1,666,097         (8,805)                -
   Change in net unrealized appreciation/
     depreciation of investments                        (79,471)       (9,573,159)       284,250                 -
                                                 ------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                     (111,947)        3,441,337        261,720         1,944,535
Changes from principal transactions:
   Purchase payments, less sales charges, per
     payment fees and applicable premium taxes        1,525,355        66,169,872      3,381,739       245,196,048
   Contract terminations                                (13,672)      (11,333,222)       (46,096)       (7,232,550)
   Death benefit payments                                     -          (893,824)             -          (658,257)
   Flexible withdrawal option payments                     (764)       (1,395,916)        (5,134)         (797,929)
   Transfer payments to other contracts                (252,998)      (27,342,936)      (203,258)     (206,535,244)
                                                 ------------------------------------------------------------------
Increase (decrease) in net assets from
   principal transactions                             1,257,921        25,203,974      3,127,251        29,972,068
                                                 ------------------------------------------------------------------
Total increase                                        1,145,974        28,645,311      3,388,971        31,916,603
                                                 ==================================================================
Net assets at December 31, 1998                      $1,145,974      $232,733,374     $3,388,971       $73,597,012
                                                 ==================================================================

* Commenced operations May 1, 1998.

See accompanying notes.

                                                                                                    SmallCap
                                                         Real Estate              SmallCap           Growth        SmallCap Value
                                                          Division*               Division*         Division*         Division*
                                                       ------------------------------------------------------------------------
Net assets at January 1, 1997                          $        -           $        -         $        -        $        -
Increase (decrease) in net assets
Operations:
   Net investment income                                        -                    -                  -                 -
   Net realized gains on investments                            -                    -                  -                 -
   Change in net unrealized appreciation/
     depreciation of investments                                -                    -                  -                 -
Net increase in net assets resulting from
   operations                                                   -                    -                  -                 -
Changes from principal transactions:
   Purchase payments, less sales charges, per
     payment fees and applicable premium taxes                  -                    -                  -                 -
   Contract terminations                                        -                    -                  -                 -
   Death benefit payments                                       -                    -                  -                 -
   Flexible withdrawal option payments                          -                    -                  -                 -
   Transfer payments to other contracts                         -                    -                  -                 -
   Annuity payments                                             -                    -                  -                 -
                                                       ------------------------------------------------------------------------
Increase (decrease) in net assets from
   principal transactions                                       -                    -                  -                 -
                                                       ------------------------------------------------------------------------
Total increase                                                  -                    -                  -                 -
                                                       ------------------------------------------------------------------------
Net assets at December 31, 1997                                 -                    -                  -                 -
Increase (decrease) in net assets
Operations:
   Net investment income (loss)                            44,944              (13,548)           (11,681)             (737)
   Net realized gains (losses) on investments              (1,854)              (4,971)             1,417            (6,817)
   Change in net unrealized appreciation/
     depreciation of investments                          (45,204)             120,314            455,888            19,376
                                                       ------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                         (2,114)             101,795            445,624            11,822
Changes from principal transactions:
   Purchase payments, less sales charges, per
     payment fees and applicable premium taxes          1,979,207            3,787,231          3,229,155         2,802,830
   Contract terminations                                   (6,972)              (3,155)           (12,246)          (10,976)
   Death benefit payments                                       -                    -             (3,908)                -
   Flexible withdrawal option payments                     (4,598)              (9,905)            (1,997)           (9,311)
   Transfer payments to other contracts                  (152,812)            (240,611)          (456,290)         (215,381)
                                                       ------------------------------------------------------------------------
Increase (decrease) in net assets from
   principal transactions                               1,814,825            3,533,560          2,754,714         2,567,162
                                                       ------------------------------------------------------------------------
Total increase                                          1,812,711            3,635,355          3,200,338         2,578,984
                                                       ------------------------------------------------------------------------
Net assets at December 31, 1998                        $1,812,711           $3,635,355         $3,200,338        $2,578,984
                                                       ========================================================================

* Commenced operations May 1, 1998.

See accompanying notes.


                                                             Utilities
                                                              Division*
                                                       -------------------

Net assets at January 1, 1997                              $        -
Increase (decrease) in net assets
Operations:
   Net investment income                                            -
   Net realized gains on investments                                -
   Change in net unrealized appreciation/
     depreciation of investments                                    -
Net increase in net assets resulting from
   operations                                                       -
Changes from principal transactions:
   Purchase payments, less sales charges, per
     payment fees and applicable premium taxes                      -
   Contract terminations                                            -
   Death benefit payments                                           -
   Flexible withdrawal option payments                              -
   Transfer payments to other contracts                             -
   Annuity payments                                                 -
                                                       -------------------
Increase (decrease) in net assets from
   principal transactions                                           -
                                                       -------------------
Total increase                                                      -
                                                       -------------------
Net assets at December 31, 1997                                     -
Increase (decrease) in net assets
Operations:
   Net investment income (loss)                                81,935
   Net realized gains (losses) on investments                  24,366
   Change in net unrealized appreciation/
     depreciation of investments                              617,517
                                                       -------------------
Net increase (decrease) in net assets resulting
   from operations                                            723,818
Changes from principal transactions:
   Purchase payments, less sales charges, per
     payment fees and applicable premium taxes              7,668,296
   Contract terminations                                      (18,377)
   Death benefit payments                                           -
   Flexible withdrawal option payments                        (32,401)
   Transfer payments to other contracts                    (1,012,403)
                                                       -------------------
Increase (decrease) in net assets from
   principal transactions                                   6,605,115
                                                       -------------------
Total increase                                              7,328,933
                                                       -------------------
Net assets at December 31, 1998                            $7,328,933
                                                       ===================

* Commenced operations May 1, 1998.

See accompanying notes.


                        Principal Life Insurance Company
                               Separate Account B
                          Notes to Financial Statements

                                December 31, 1998




1. Investment and Accounting Policies

Principal Life Insurance Company Separate Account B (Separate Account B) is a segregated investment account of Principal Life Insurance Company (Principal Life, formerly Principal Mutual Life Insurance Company) and is registered under the Investment Company Act of 1940 as a unit investment trust, with no stated limitations on the number of authorized units. As directed by eligible contractholders, each division of Separate Account B invests exclusively in shares representing interests in a corresponding investment option. As of December 31, 1998, contractholder investment options include the following accounts of Principal Variable Contracts Fund, Inc., a diversified open-end management investment company, organized by Principal Life: Aggressive Growth Account, Asset Allocation Account, Balanced Account, Bond Account, Capital Value Account, Government Securities Account, Growth Account, International Account, International SmallCap Account, MicroCap Account, MidCap Account, MidCap Growth Account, Money Market Account, Real Estate Account, SmallCap Account, SmallCap Growth Account, SmallCap Value Account, and Utilities Account. Investments are stated at the closing net asset values per share on December 31, 1998.

The Principal Variable Contracts Fund, Inc. (the Fund) was formed on January 1, 1998. Prior to that date, the accounts of the Fund were reported as separate mutual funds. This reorganization resulted in changes to the names of the following investment options:

          Former Name                                   Name Subsequent to Reorganization
--------------------------------------------            ---------------------------------
Principal Aggressive Growth Fund, Inc.                       Aggressive Growth Account
Principal Asset Allocation Fund, Inc.                        Asset Allocation Account
Principal Balanced Fund, Inc.                                Balanced Account
Principal Bond Fund, Inc.                                    Bond Account
Principal Capital Accumulation Fund, Inc.                    Capital Accumulation Account
Principal Emerging Growth Fund, Inc.                         Emerging Growth Account
Principal Government Securities Fund, Inc.                   Government Securities Account
Principal Growth Fund, Inc.                                  Growth Account
Principal High Yield Fund, Inc.                              High Yield Account
Principal Money Market Fund, Inc.                            Money Market Account
Principal World Fund, Inc.                                   World Account


Effective  May 1,  1998,  the  following  names  within the  Principal  Variable
Contracts Fund, Inc. were changed:


          Former Name                                            Name as Changed
--------------------------------------------            ---------------------------------
Capital Accumulation Account                                 Capital Value Account
Emerging Growth Account                                      MidCap Account
World Account                                                International Account


                        Principal Life Insurance Company
                               Separate Account B

                    Notes to Financial Statements (continued)




1. Investment and Accounting Policies (continued)

On May 1, 1998, Principal Life increased contractholder investment options to include: Principal Variable Contracts Fund, Inc. International SmallCap Account, MicroCap Account, MidCap Growth Account, Real Estate Account, SmallCap Account, SmallCap Growth Account, SmallCap Value Account and Utilities Account.

Contributions to the Personal Variable contracts are no longer accepted from new customers, only from existing customers beginning January 1, 1998.

Effective July 1, 1998, Principal Mutual Life Insurance Company (the Company) formed a mutual insurance holding company and converted to a stock life insurance company. With the conversion, the Company's name was changed to Principal Life Insurance Company.

The average cost method is used to determine realized gains and losses on investments. Dividends are taken into income on an accrual basis as of the ex-dividend date.

Use of Estimates in the Preparation of Financial Statements

The preparation of Separate Account B's financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.


2. Expenses

Principal Life is compensated for the following expenses:

Bankers Flexible Annuity Contracts - Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.48% of the asset value of each contract. An annual administration charge of $7 for each participant's account is deducted as compensation for administrative expenses. The mortality and expense risk and annual administration charges amounted to $35,161 and $1,092, respectively, during the year ended December 31, 1998.

Pension Builder Plus and Pension Builder Plus - Rollover IRA Contracts - Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 1.4965% (1.0001% for a Rollover Individual Retirement Annuity) of the asset value of each contract. A contingent sales charge of up to 7% may be deducted from withdrawals made during the first 10 years of a contract, except for death or permanent disability. An annual administration charge will be deducted ranging from a minimum of $25 to a maximum of $275 depending upon a participant's investment account values and the number of participants under the retirement plan and their participant investment account value. The charges for mortality and expense risks, contingent sales, and annual administration amounted to $180,477, $1,389, and $58,703, respectively, during the year ended December 31, 1998.

Personal Variable Contracts - Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.64% of the asset value of each contract. A contingent sales charge of up to 5% may be deducted from withdrawals from an investment account during the first seven years from the date the first contribution which relates to such participant is accepted by Principal Life. This charge does not apply to withdrawals made from investment accounts which correlate to a plan participant as a result of the plan participant's death or permanent disability. An annual administration charge of $31 for each participant's account plus 0.35% of the annual average balance of investment account values which correlate to a plan participant will be deducted on a quarterly basis. The charges for mortality and expense risks, contingent sales and annual administration amounted to $170,640, $46,976, and $59,111, respectively, during the year ended December 31, 1998.

Premier Variable Contracts - Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 0.42% of the asset value of each contract. An annual administration charge of $300 for each contract account plus .35% of the annual average balance of investment account values under the contract will be billed or deducted on a quarterly basis. The charges for mortality expense risks and annual administration amounted to $722,455 and $16,533, respectively, during the year ended December 31, 1998. There were no contingent sales charges provided for in these contracts.

The Principal Variable Annuity - Mortality and expense risks assumed by Principal Life are compensated for by a charge equivalent to an annual rate of 1.25% of the asset value of each contract. A contingent sales charge of up to 6% may be deducted from the withdrawals made during the first six years of a contract, except for death, annuitization, permanent disability, confinement in a health care facility, or terminal illness. An annual administration charge of the lessor of two percent of the accumulated value or $30 is deducted at the end of the contract year. Principal Life reserves the right to charge an additional administrative fee of up to 0.15% of the asset value of each Division. This fee is currently being waived. The mortality expense risks, contingent sales, and annual administration amounted to $16,587,426, $1,549,335, and $416,630, respectively, during the year ended December 31, 1998.


3. Federal Income Taxes

The operations of Separate Account B are a part of the operations of Principal Life. Under current practice, no federal income taxes are allocated by Principal Life to the operations of Separate Account B.


4. Purchases and Sales of Investment Securities

The aggregate units and cost of purchases and proceeds from sales of investments were as follows:

                                                                  Year ended December 31, 1998
                                            --------------------------------------------------------------------------
                                                 Units            Amount             Units              Amount
                                               Purchased         Purchased         Redeemed            Redeemed
                                            --------------------------------------------------------------------------
   Aggressive Growth Division:
     The Principal Variable Annuity              3,499,221         $99,901,754       2,090,432          $54,501,935

   Asset Allocation Division:
     The Principal Variable Annuity              1,282,525          24,046,561         654,896           11,080,077

   Balanced Division:
     Personal Variable                           1,004,328           1,912,930         457,683              780,708
     Premier Variable                           10,422,806          19,013,537       6,268,556           10,551,964
     The Principal Variable Annuity              3,344,124          65,310,536       1,158,043           20,908,480
                                             --------------------------------------------------------------------------
                                                14,771,258          86,237,003       7,884,282           32,241,152
   Bond Division:
     Personal Variable                             483,609             749,413         204,963              298,308
     Premier Variable                            3,340,901           5,252,870       1,335,734            1,947,955
     The Principal Variable Annuity              3,782,130          58,262,756       1,300,729           19,186,344
                                            --------------------------------------------------------------------------
                                                 7,606,640          64,265,039       2,841,426           21,432,607
   Capital Value Division:
     Bankers Flexible Annuity                            -             378,745          33,142            1,019,158
     Pension Builder Plus                           12,400             489,669         347,496            2,079,127
     Pension Builder - Rollover                     13,394             206,030          61,664              413,253
     Personal Variable                           1,028,159           3,098,635         706,659            1,805,819
     Premier Variable                            6,692,409          20,064,223       5,703,586           14,753,134
     The Principal Variable Annuity              3,851,690          99,320,683       1,451,484           34,459,963
                                             --------------------------------------------------------------------------
                                                11,598,052         123,557,985       8,304,031           54,530,454
   Government Securities Division:
     Pension Builder Plus                            2,440              59,890         144,796              323,157
     Pension Builder - Rollover                      6,075              31,150          46,361              105,763
     Personal Variable                             533,981             932,430         395,901              592,463
     Premier Variable                            3,808,301           6,299,202       3,136,542            4,703,918
     The Principal Variable Annuity              4,224,663          63,176,336       1,616,290           23,088,117
                                            --------------------------------------------------------------------------
                                                 8,575,460          70,499,008       5,339,890           28,813,418

   Growth Division:
     Personal Variable                           1,056,605         $ 2,120,837         399,346          $   785,794
     Premier Variable                            9,492,310          19,278,673       4,562,959            9,075,786
     The Principal Variable Annuity              3,220,065          68,289,943       1,255,802           26,661,033
                                            --------------------------------------------------------------------------
                                                13,768,980          89,689,453       6,218,107           36,522,613
   International Division:
     Personal Variable                             805,432           1,415,902         308,660              500,015
     Premier Variable                            4,733,201           8,515,990       2,974,704            4,950,251
     The Principal Variable Annuity              2,153,106          40,571,261       1,603,148           26,298,072
                                            --------------------------------------------------------------------------
                                                 7,691,739          50,503,153       4,886,512           31,748,338
   International SmallCap Division:
     The Principal Variable Annuity                483,237           4,399,364          64,583              563,072

   MicroCap Division:
     The Principal Variable Annuity                175,619           1,530,140          34,250              274,026

   MidCap Division:
     Personal Variable                             879,026           1,880,837         439,232              851,883
     Premier Variable                            5,642,259          12,250,222       2,973,492            5,798,868
     The Principal Variable Annuity              2,793,284          66,291,200       1,875,347           37,219,135
                                            --------------------------------------------------------------------------
                                                 9,314,569          80,422,259       5,288,071           43,869,886
   MidCap Growth Division:
     The Principal Variable Annuity                381,976           3,381,739          29,954              268,213

   Money Market Division:
     Pension Builder Plus                           53,479             135,725         102,745              203,381
     Pension Builder - Rollover                      1,336               3,925           6,405               13,015
     Personal Variable                           3,575,718           4,528,715       3,302,133            4,121,381
     Premier Variable                           48,477,115          61,598,188      45,123,308           56,876,964
     The Principal Variable Annuity             15,337,299         181,640,592      13,184,712          154,775,801
                                            --------------------------------------------------------------------------
                                                67,444,947         247,907,145      61,719,303          215,990,542
   Real Estate Division:
     The Principal Variable Annuity                213,750           2,032,472          18,315              172,703

   SmallCap Division:
     The Principal Variable Annuity                 492,217        $  3,787,569          33,678         $    267,557

   SmallCap Growth Division:
     The Principal Variable Annuity                 368,419           3,229,155          53,999              486,122

   SmallCap Value Division:
     The Principal Variable Annuity                 334,867           2,812,751          29,295              246,326

   Utilities Division:
     The Principal Variable Annuity                 741,204           7,775,696         101,905            1,088,646
                                            ---------------------------------------------------------------------------
                                            ===========================================================================
                                                148,744,680        $965,978,246     105,592,929         $534,097,687
                                            ===========================================================================

                                                                  Year ended December 31, 1997
                                            --------------------------------------------------------------------------
                                                 Units            Amount             Units              Amount
                                               Purchased         Purchased         Redeemed            Redeemed
                                            --------------------------------------------------------------------------
   Aggressive Growth Division:
     The Principal Variable Annuity              2,866,842         $ 78,258,746         760,825         $  16,802,497

   Asset Allocation Division:
     The Principal Variable Annuity              1,151,186           22,167,226         281,079             4,486,322

   Balanced Division:
     Personal Variable                           1,121,294            1,881,609         362,119               541,564
     Premier Variable                            6,824,153           11,562,751       3,674,287             5,395,069
     The Principal Variable Annuity              2,815,600           51,420,018         759,885            12,371,661
                                            ---------------------------------------------------------------------------
                                                10,761,047           64,864,378       4,796,291            18,308,294
   Bond Division:
     Personal Variable                             345,135              485,073         132,143               174,058
     Premier Variable                            2,547,619            3,651,845       1,151,236             1,516,914
     The Principal Variable Annuity              2,004,124           29,486,187         858,968            11,540,507
                                            ---------------------------------------------------------------------------
                                                 4,896,878           33,623,105       2,142,347            13,231,479
   Capital Value Division:
     Bankers Flexible Annuity                            -              683,529          29,544               773,974
     Pension Builder Plus                           68,140            1,235,130       1,982,927             8,819,318
     Pension Builder Plus - Rollover IRA             1,995              221,006         181,779               925,026
     Personal Variable                           1,387,651            3,539,847         858,885             1,776,616
     Premier Variable                            8,035,489           21,108,357       4,658,141             9,954,051
     The Principal Variable Annuity              3,744,285           84,607,543         691,613            14,511,663
                                            ---------------------------------------------------------------------------
                                                13,237,560          111,395,412       8,402,889            36,760,648

   Government Securities Division:
     Pension Builder Plus                             23,169       $     118,925        570,707         $   1,099,325
     Pension Builder Plus - Rollover IRA
                                                         617              24,244        208,339               426,973
     Personal Variable                               633,713             990,854        754,202             1,021,076
     Premier Variable                              2,966,089           4,655,507      2,792,797             3,804,557
     The Principal Variable Annuity                1,669,224          25,164,798      1,166,357            15,241,951
                                            --------------------------------------------------------------------------
                                                    5,292,812          30,954,328      5,492,402            21,593,882
   Growth Division:
     Personal Variable                             1,072,567           1,734,898        311,356               500,397
     Premier Variable                              7,226,323          11,858,111      2,587,048             4,197,408
     The Principal Variable Annuity                2,442,934          42,661,389        633,196            11,754,335
                                            --------------------------------------------------------------------------
                                                  10,741,824          56,254,398      3,531,600            16,452,140
   International Division:
     Personal Variable                               759,933           1,208,340        233,106               354,907
     Premier Variable                              5,217,093           8,423,719      1,831,269             2,787,221
     The Principal Variable Annuity                3,256,925          53,417,398        738,451            12,089,582
                                            --------------------------------------------------------------------------
                                                   9,233,951          63,049,457      2,802,826            15,231,710
   MidCap Division:
     Personal Variable                              979,972            1,752,787        332,091               581,993
     Premier Variable                             6,044,928           10,752,356      2,231,491             3,852,324
     The Principal Variable Annuity               3,406,355           64,056,027        870,634            16,942,655
                                            --------------------------------------------------------------------------
                                                 10,431,255           76,561,170      3,434,216            21,376,972
   Money Market Division:
     Pension Builder Plus                            285,405             558,229        456,641               845,039
     Pension Builder Plus - Rollover IRA
                                                       2,628               7,254         13,813                27,122
     Personal Variable                             6,785,344           8,146,664      6,570,220             7,839,434
     Premier Variable                             32,145,080          39,119,749     31,009,540            37,413,932
     The Principal Variable Annuity               11,093,609         126,422,118     11,270,301           127,186,440
                                            --------------------------------------------------------------------------
                                                  50,312,066         174,254,014     49,320,515           173,311,967
                                            --------------------------------------------------------------------------
                                                 118,925,421        $711,382,234     80,964,990          $337,555,911
                                            ==========================================================================

Purchases include reinvested dividends and capital gains. Mortality adjustments are included in purchases and redemptions, as applicable.

Money Market purchases include transactions where investment allocations are not known at the time of the deposit. Redemptions reflect subsequent allocations to directed investment divisions.


                        Principal Life Insurance Company
                               Separate Account B

                    Notes to Financial Statements (continued)




5. Net Assets

Net assets at December 31, 1998 consisted of the following:

                                                                                                   Net Unrealized
                                                                                   Accumulated     Appreciation
                                                                      Unit         Net Investment  (Depreciation)
                                                 Combined          Transactions      Income         of Investments
                                           ----------------------------------------------------------------------
   Aggressive Growth Division:
     The Principal Variable Annuity         $   208,438,611    $  154,950,165    $ 23,317,094     $30,171,352

   Asset Allocation Division:
     The Principal Variable Annuity              62,782,299        52,071,898       8,162,072       2,548,329

   Balanced Division:
     Personal Variable                            4,109,836         3,683,235         176,085         250,516
     Premier Variable                            26,396,964        23,899,032       1,049,822       1,448,110
     The Principal Variable Annuity             157,117,072       128,451,709      17,319,404      11,345,959
                                           ----------------------------------------------------------------------
                                                187,623,872       156,033,976      18,545,311      13,044,585
   Bond Division:
     Personal Variable                            1,126,185         1,087,120          38,350             715
     Premier Variable                             8,926,784         8,466,508         345,446         114,830
     The Principal Variable Annuity             106,928,802        96,980,945       8,230,375       1,717,482
                                           ----------------------------------------------------------------------
                                                116,981,771       106,534,573       8,614,171       1,833,027
   Capital Value Division:
     Bankers Flexible Annuity                     7,106,302         4,287,364         302,409       2,516,529
     Pension Builder Plus                         7,572,342         5,238,165         203,355       2,130,822
     Pension Builder Plus - Rollover IRA          2,265,332         1,545,362          77,147         642,823
     Personal Variable                            9,982,371         7,863,505         364,464       1,754,402
     Premier Variable                            60,046,505        46,288,705       2,283,433      11,474,367
     The Principal Variable Annuity             271,386,762       202,044,892      31,732,323      37,609,547
                                           ----------------------------------------------------------------------
                                                358,359,614       267,267,993      34,963,131      56,128,490
   Government Securities Division:
     Pension Builder Plus                         1,061,229           972,846          24,160          64,223
     Pension Builder Plus - Rollover IRA            348,924           320,834          10,126          17,964
     Personal Variable                            2,973,074         2,765,554         103,654         103,866
     Premier Variable                            12,899,067        12,039,838         443,589         415,640
     The Principal Variable Annuity             119,358,149       106,682,124       9,336,917       3,339,108
                                           ----------------------------------------------------------------------
                                                136,640,443       122,781,196       9,918,446       3,940,801
   Growth Division:
     Personal Variable                            4,744,796         3,647,573          44,149       1,053,074
     Premier Variable                            35,121,256        27,146,937         433,857       7,540,462
     The Principal Variable Annuity             213,597,786       148,732,392       3,108,640      61,756,754
                                           ----------------------------------------------------------------------
                                                253,463,838       179,526,902       3,586,646      70,350,290

   International Division:
     Personal Variable                      $     2,488,857    $    2,290,386    $     84,381     $   114,090
     Premier Variable                            15,699,547        14,099,541         531,420       1,068,586
     The Principal Variable Annuity             126,407,042       103,577,125       7,764,905      15,065,012
                                           ----------------------------------------------------------------------
                                                144,595,446       119,967,052       8,380,706      16,247,688
   International SmallCap Division
     The Principal Variable Annuity               3,758,570         3,808,226          (6,244)        (43,412)

   MicroCap Division
     The Principal Variable Annuity               1,145,974         1,226,493          (1,048)        (79,471)

   MidCap Division:
     Personal Variable                            3,685,468         3,250,816         155,802         278,850
     Premier Variable                            23,677,140        20,357,568       1,066,985       2,252,587
     The Principal Variable Annuity             205,370,766       161,654,058      12,351,483      31,365,225
                                           ----------------------------------------------------------------------
                                                232,733,374       185,262,442      13,574,270      33,896,662
   MidCap Growth Division
     The Principal Variable Annuity               3,388,971         3,115,968         (11,247)        284,250

   Money Market Division:
     Pension Builder Plus                           723,423           704,183          19,240               -
     Pension Builder Plus - Rollover IRA             21,829            21,296             533               -
     Personal Variable                            1,695,975         1,678,764          17,211               -
     Premier Variable                            12,764,651        12,678,626          86,025               -
     The Principal Variable Annuity              58,391,134        57,893,036         498,098               -
                                           ----------------------------------------------------------------------
                                                 73,597,012        72,975,905         621,107               -
   Real Estate Division:
     The Principal Variable Annuity               1,812,711         1,816,371          41,544          (45,204)

   SmallCap Division:
     The Principal Variable Annuity               3,635,355         3,527,366         (12,325)         120,314

   SmallCap Growth Division
     The Principal Variable Annuity               3,200,338         2,753,982          (9,532)         455,888

   SmallCap Value Division
     The Principal Variable Annuity               2,578,984         2,559,859            (251)          19,376

   Utilities Division
     The Principal Variable Annuity               7,328,933         6,639,682          71,734          617,517
                                           ======================================================================
                                            $1,802,066,116     $1,442,820,049    $129,755,585     $229,490,482
                                           ======================================================================


                        Principal Life Insurance Company
                               Separate Account B

                    Notes to Financial Statements (continued)




6. Year 2000 Issues (Unaudited)

Like other investment funds, financial and business organizations and individuals around the world, Separate Account B could be adversely affected if the computer systems used by Principal Life and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. In 1995, Principal Life began investigating the potential impact of the Year 2000 on its systems, procedures, customers and business processes. The Year 2000 assessment that was completed in 1996 provided information used to determine what system components must be changed or replaced to minimize the impact of the calendar change from 1999 to 2000.

Principal Life will continue to use internal and external resources to modify, replace and test its systems. Management estimates 100% of the identified modifications to mission critical systems and 99% of the identified modifications to other systems have been completed for its Year 2000 project. The project completion is scheduled to occur prior to any anticipated impact on Principal Life's operations.

Principal Life and Separate Account B face the risk that one or more of its critical suppliers or customers (external relationships) will not be able to interact with them due to the third party's inability to resolve its own Year 2000 issues. Principal Life has completed its inventory of external relationships and is attempting to determine the overall Year 2000 readiness of its external relationships. Principal Life is engaged in discussions with the third parties and is requesting information as to those parties' Year 2000 plans and state of readiness. Principal Life, however, does not have sufficient information at the current time to predict whether all of its external relationships will be Year 2000 ready.

While Principal Life believes that it has addressed its Year 2000 concerns, Principal Life has begun to develop contingency/recovery plans aimed at ensuring the continuity of critical business functions before, on and after December 31, 1999. Principal Life expects contingency/recovery planning to be substantially complete by April 1, 1999. The Year 2000 contingency plans will be reviewed periodically throughout 1999 and revised as needed. Principal Life believes its Year 2000 contingency plans coupled with existing "disaster recovery" and "business resumption" plans minimize the impact Year 2000 issues may have on the organization.



                         Report of Independent Auditors




The Board of Directors
Principal Life Insurance Company


We have audited the accompanying consolidated statements of financial position of Principal Life Insurance Company (the Company, an indirect wholly-owned subsidiary of Principal Mutual Holding Company), formerly Principal Mutual Life Insurance Company, as of December 31, 1998 and 1997, and the related consolidated statements of operations, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1998. These financial statements are the responsibility of the Company's management.
Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Principal Life Insurance Company at December 31, 1998 and 1997, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa
January 29, 1999




                        Principal Life Insurance Company

                      Consolidated Statements of Operations




                                              Year ended December 31
                                         1998          1997          1996
                                        ---------------------------------------
                                                   (In Millions)
Revenue
Premiums and annuity and other
     considerations                      $3,409        $4,668        $5,121
Policy and contract charges                 780           682           572
Net investment income                     2,821         2,948         2,905
Net realized capital gains                  466           176           388
Commissions and other income                208           199           150
Contribution from the closed block           13             -             -
                                        ---------------------------------------
Total revenue                             7,697         8,673         9,136

Expenses
Benefits, claims and settlement
     expenses                             4,777         5,632         6,087
Dividends to policyholders                  155           299           299
Operating expenses                        2,026         2,047         1,920
                                        ---------------------------------------
                                        ---------------------------------------
Total expenses                            6,958         7,978         8,306
                                        ---------------------------------------

Income before income taxes                  739           695           830

Income taxes                                 44           241           304
                                        ---------------------------------------
                                        =======================================
Net income                              $   695       $   454       $   526
                                        =======================================



See accompanying notes.

                        Principal Life Insurance Company

                  Consolidated Statements of Financial Position




                                                   December 31
                                                1998         1997
                                            ---------------------------
                                            ---------------------------
                                                  (In Millions)

Assets
Fixed maturities, available-for-sale           $21,006      $21,546
Equity securities, available-for-sale            1,102        1,273
Mortgage loans                                  12,091       13,286
Real estate                                      2,691        2,632
Policy loans                                        25          749
Other investments                                  349          130
Cash and cash equivalents                          461          546
Accrued investment income                          375          457
Deferred policy acquisition costs                  456        1,057
Property held for Company use                      246          232
Closed block assets                              4,251            -
Separate account assets                         29,009       23,627
Other assets                                     1,881        1,519
                                            ---------------------------
                                            ===========================
Total assets                                   $73,943      $67,054
                                            ===========================
                                            ===========================

Liabilities
Contractholder funds                           $23,339      $23,179
Future policy benefits and claims                7,082       11,239
Other policyholder funds                           249          314
Policyholder dividends payable                      44          444
Debt                                               671          459
Income taxes currently payable                      27          298
Deferred income taxes                              497          803
Closed block liabilities                         5,299            -
Separate account liabilities                    29,009       23,560
Other liabilities                                2,257        1,474
                                            ---------------------------
                                            ---------------------------
Total liabilities                               68,474       61,770

Stockholder's equity
Common stock, par value $1 per share - authorized  5,000,000 shares,  issued and outstanding 2,500,000 shares (wholly owned indirectly by Principal Mutual
   Holding Company)                                             3            -
Retained earnings                                           4,749        4,257
Accumulated other comprehensive income:
   Net unrealized gains on available-for-sale securities      746        1,038
   Net foreign currency translation adjustment                (29)         (11)
                                                         -----------------------
                                                         -----------------------
Total stockholder's equity                                  5,469        5,284
                                                         -----------------------
                                                         =======================
Total liabilities and stockholder's equity                $73,943      $67,054
                                                         =======================


See accompanying notes.

                        Principal Life Insurance Company

                 Consolidated Statements of Stockholder's Equity


                                                                    Net Unrealized     Net Foreign
                                                                       Gains on         Currency          Total
                                            Common     Retained   Available-for-Sale   Translation    Stockholder's
                                             Stock     Earnings       Securities       Adjustment         Equity
                                          ----------------------------------------------------------------------------
                                                                         (In Millions)

   Balances at January 1, 1996               $ -        $3,277           $1,336            $ (7)          $4,606
   Comprehensive income:
     Net income                                -           526                -               -              526
     Decrease in unrealized appreciation
       on fixed maturities,                    -             -             (543)              -             (543)
       available-for-sale
     Decrease in unrealized appreciation
       on equity securities,                   -             -             (262)              -             (262)
       available-for-sale
     Adjustments for assumed changes in
          amortization patterns:
       Deferred policy acquisition costs       -             -               83               -               83
       Unearned revenue reserves               -             -              (11)              -              (11)
     Provision for deferred income tax         -             -              257               -              257
       benefit
     Change in net foreign currency
       translation adjustment                  -             -                -              (2)              (2)
                                                                                                          ------------
   Comprehensive income                        -                                                              48
                                          ----------------------------------------------------------------------------
   Balances at December 31, 1996               -         3,803              860              (9)           4,654
   Comprehensive income:
     Net income                                -           454                -               -              454
     Increase in unrealized appreciation
       on fixed maturities,                    -             -              197               -              197
       available-for-sale
     Increase in unrealized appreciation
       on equity securities,                   -             -              118               -              118
       available-for-sale
     Adjustments for assumed changes in
       amortization patterns:                  -
       Deferred policy acquisition costs       -             -              (44)              -              (44)
       Unearned revenue reserves               -             -                4               -                4
     Provision for deferred income taxes       -             -              (97)              -              (97)
     Change in net foreign currency
       translation adjustment                  -             -                -              (2)              (2)
                                                                                                          ------------
   Comprehensive income                                                                                      630
                                          ----------------------------------------------------------------------------
   Balances at December 31, 1997               -         4,257            1,038             (11)           5,284

                        Principal Life Insurance Company

                                                                    Net Unrealized       Net Foreign
                                                                       Gains on           Currency            Total
                                            Common     Retained   Available-for-Sale     Translation      Stockholder's
                                             Stock     Earnings       Securities         Adjustment          Equity
                                          -------------------------------------------------------------------------------
                                                                          (In Millions)

   Balances at January 1, 1998               $ -        $4,257           $1,038              $(11)             $5,284
   Comprehensive income:
     Net income                                -           695               -                  -                 695
     Decrease in unrealized appreciation
       on fixed maturities,                    -             -            (203)                 -                (203)
       available-for-sale
     Decrease in unrealized appreciation
       on equity securities,
       available-for-sale, including
       seed money in separate accounts         -             -            (292)                 -                (292)
     Adjustments for assumed changes in
       amortization patterns:
       Deferred policy acquisition costs       -             -              37                  -                  37
       Unearned revenue reserves               -             -              (4)                 -                  (4)
     Provision for deferred income tax         -             -             170                  -                 170
       benefit
     Change in net foreign currency
       translation adjustment                  -             -               -                (18)                (18)
     Issuance of 2,500,000 shares of
       common stock to parent holding          3            (3)              -                  -                   -
       company
     Dividend to parent holding company        -          (200)              -                  -                (200)
                                                                                                               ----------
   Comprehensive income                                                                                           185
                                          ===============================================================================
   Balances at December 31, 1998             $ 3        $4,749            $746               $(29)             $5,469
                                          ===============================================================================


See accompanying notes.

                        Principal Life Insurance Company

                      Consolidated Statements of Cash Flows



                                                                              Year ended December 31
                                                                          1998         1997         1996
                                                                      ---------------------------------------
                                                                                  (In Millions)
Operating activities
Net income                                                            $     695      $   454     $     526
Adjustments to reconcile net income to net cash provided by
   operating activities:
   Amortization of deferred policy acquisition costs                        114          170           178
   Additions to deferred policy acquisition costs                          (173)        (213)         (215)
   Gain on sales of subsidiaries                                             (6)         (14)            -
   Accrued investment income                                                 24            7            15
   Contractholder and policyholder liabilities and dividends
                                                                          1,538        1,401         1,667
   Current and deferred income taxes                                       (265)          96            20
   Net realized capital gains                                              (466)        (176)         (388)
   Depreciation and amortization expense                                    133          117           112
   Other                                                                   (197)        (403)         (253)
   Change in closed block operating assets and
     liabilities, net                                                       230            -             -
                                                                      ---------------------------------------
                                                                      ---------------------------------------
Net adjustments                                                             932          985         1,136
                                                                      ---------------------------------------
Net cash provided by operating activities                                 1,627        1,439         1,662

Investing activities Available-for-sale securities:
   Purchases                                                             (7,141)      (7,478)      (11,876)
   Sales                                                                  5,684        7,475         9,089
   Maturities                                                             1,377        1,204         2,796
Mortgage loans acquired or originated                                   (14,162)      (9,925)       (2,955)
Mortgage loans sold or repaid                                            14,414        8,977         1,619
Real estate acquired                                                       (436)        (309)         (166)
Real estate sold                                                            662          198           253
Proceeds from sales of subsidiaries                                          96           35             -
Purchases of interest in subsidiaries, net of cash acquired                (218)         (99)          (51)
Net change in policy loans                                                  (12)         (13)          (25)
Net change in property held for Company use                                 (57)         (11)          (18)
Net change in other investments                                            (270)         (68)          (74)
Change in closed block investments, net                                    (201)           -             -
                                                                      ---------------------------------------
Net cash used in investing activities                                      (264)         (14)       (1,408)


                        Principal Life Insurance Company

                                                                              Year ended December 31
                                                                          1998         1997         1996
                                                                      ---------------------------------------
                                                                                  (In Millions)
Financing activities
Issuance of debt                                                       $     243     $     75   $       43
Principal repayments of debt                                                 (51)         (28)         (29)
Proceeds of short-term borrowings                                          8,628        5,089        1,451
Repayment of short-term borrowings                                        (8,924)      (4,974)      (1,282)
Dividend paid to parent holding company                                     (140)           -            -
Investment contract deposits                                               5,854        4,134        4,221
Investment contract withdrawals                                           (7,058)      (5,446)      (4,682)
                                                                      ---------------------------------------
Net cash used in financing activities                                     (1,448)      (1,150)        (278)
                                                                      ---------------------------------------

Net increase (decrease) in cash and cash equivalents                         (85)         275          (24)

Cash and cash equivalents at beginning of year                               546          271          295
                                                                      =======================================
Cash and cash equivalents at end of year                               $     461      $   546    $     271
                                                                      =======================================

Schedule of noncash operating and investing activities The following noncash assets and liabilities were transferred to the
   Closed  Block  as a  result  of the  July  1,  1998  mutual  holding  company formation:
   Operating activities:
     Accrued investment income                   $      59
     Deferred policy acquisition costs                 697
     Other assets                                       12
     Future policy benefits and claims              (4,545)
     Other policyholder funds                           (7)
     Policyholder dividends payable                   (388)
     Other liabilities                                (173)
                                                 ------------
   Total noncash operating activities (4,345) Investing activities:
     Fixed maturities, available-for-sale            1,562
     Mortgage loans                                  1,027
     Policy loans                                      736
     Other investments                                   1
                                                 ------------
   Total noncash investing activities                3,326
                                                 ============
   Total noncash operating and investing activities $(1,019)
                                                 =============

Net transfer of noncash assets and liabilities of Principal Health
   Care Inc. on April 1, 1998 in exchange for common shares of
   Coventry Health Care, Inc.                      $   (160)
                                                 =============


See accompanying notes.

                        Principal Life Insurance Company

                   Notes to Consolidated Financial Statements

                                December 31, 1998




1. Nature of Operations and Significant Accounting Policies

Reorganization

Effective July 1, 1998, Principal Mutual Life Insurance Company formed a mutual insurance holding company (Principal Mutual Holding Company) and converted to a stock life insurance company (Principal Life Insurance Company). All of the shares of Principal Life Insurance Company (the Company) were issued to Principal Mutual Holding Company through two newly formed intermediate holding companies, Principal Financial Group, Inc. and Principal Financial Services, Inc. The reorganization itself did not have a material financial impact on the Company.

Description of Business

The Company is a diversified financial services organization engaged in the marketing and management of life insurance, annuity, health, pension and other financial products and services, primarily in the United States.

Basis of Presentation

The accompanying consolidated financial statements of the Company and its majority-owned subsidiaries have been prepared in conformity with generally accepted accounting principles (GAAP). Less than majority-owned entities in which the Company has at least a 20% interest are reported on the equity basis in the consolidated statements of financial position as other investments. All significant intercompany accounts and transactions have been eliminated.

Total assets of the unconsolidated entities amounted to $2.2 billion at December 31, 1998 and $1.1 billion at December 31, 1997. Total revenues of the unconsolidated entities were $1.8 billion in 1998, $294 million in 1997 and $349 million in 1996. During 1998, 1997 and 1996, the Company included $18 million, $19 million and $(3) million, respectively, in net investment income representing the Company's share of current year net income (loss) of the unconsolidated entities.

Closed Block

In conjunction with the formation of the mutual insurance holding company, the Company established a Closed Block for the benefit of certain classes of individual participating and dividend-paying policies in force on that date. The Closed Block was designed to provide reasonable assurance to owners of insurance policies included therein that, after the reorganization, assets would be available to maintain the aggregate dividend scales in effect for 1997 if the experience underlying such scales continued. Assets were allocated to the Closed Block in amounts which, together with premiums from policies included in the Closed Block, were reasonably expected to be sufficient to support such policies, including provisions for payment of claims, certain expenses, charges and taxes, and for continuation of dividend scales payable in 1997 in the aggregate, assuming the experience underlying such scales continued.

Assets allocated to the Closed Block inure to the benefits of the holders of policies included in the Closed Block. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held by the Company.

The contribution to the operating income of the Company from the Closed Block is reported as a single line item in the statement of operations. Accordingly, premiums, net investment income, realized capital gains (losses), policyowner benefits and dividends attributable to the Closed Block, less certain expenses and charges and the amortization of deferred policy acquisition costs, are shown as a net number under the caption "Contribution from the Closed Block." This results in material reductions in the respective line items in the statement of operations while having no effect on net income. All assets allocated to the Closed Block are grouped together and shown as a separate item entitled "Closed Block assets"; and all liabilities attributable to the Closed Block are combined and disclosed as the "Closed Block liabilities." The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

The Contribution from the Closed Block does not represent the total profitability attributable to the policies included in the Closed Block. Certain expenses attributable to the policies included in the Closed Block and commissions on these policies are not included in the reported Contribution from the Closed Block, but rather are included in operating expenses consistent with the initial regulatory funding of the Closed Block. Consequently, the assets needed to fund the Closed Block are less than the total accumulated assets attributable to the policies included in the Closed Block. Income on the assets held outside of the Closed Block is included in net investment income and not included in the Contribution from the Closed Block.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Company's consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes.

Significant Risks

The following is a description of the most significant risks facing diversified financial service organizations and how the Company mitigates those risks:

Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will create additional expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by offering a wide range of products and operating throughout the United States and the world, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

Credit risk is the risk that issuers of securities owned by the Company or borrowers through mortgage loans on real estate will default or that other parties that owe the Company money, will not pay. The Company minimizes this risk by adhering to a conservative investment strategy, by maintaining sound credit and collection policies and by providing for any amounts deemed uncollectible.

Interest rate risk is the risk that interest rates will change and cause a decrease in the value of the Company's investments. This change in rates may also cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Company mitigates this risk by charging fees for policyowners' contract terminations, by offering products that transfer this risk to the purchaser and by attempting to match the maturity schedule of its assets with the expected payout of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.

Investments

Investments in fixed maturities and equity securities are classified as available-for-sale and, accordingly, are carried at fair value. (See Note 12 for policies related to the determination of fair value.) The cost of fixed maturities is adjusted for amortization of premiums and accrual of discounts, both computed using the interest method. The cost of fixed maturities and equity securities is adjusted for declines in value that are other than temporary. For the loan-backed and structured securities included in the bond portfolio, the Company recognizes income using a constant effective yield based on currently anticipated prepayments as determined by broker-dealer surveys or internal estimates and the estimated lives of the securities.

Real estate investments are reported at cost less accumulated depreciation. The initial cost bases of properties acquired through loan foreclosures are the lower of the loan balances or fair market values of the properties at the time of foreclosure. Buildings and land improvements are generally depreciated on the straight-line method over the estimated useful life of improvements, and tenant improvement costs are depreciated on the straight-line method over the term of the related lease. The Company recognizes impairment losses for its properties when indicators of impairment are present and a property's expected undiscounted cash flows are not sufficient to recover the property's carrying value. In such cases, the cost bases of the properties are reduced accordingly. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell, with valuation allowances established accordingly and depreciation no longer recognized. Any impairment losses and any changes in valuation allowances are reported as net realized capital losses.

Commercial and residential mortgage loans are reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method, and net of valuation allowances. Any changes in the valuation allowances are reported as net realized capital gains (losses). The Company measures impairment based upon the present value of expected cash flows discounted at the loan's effective interest rate. If foreclosure is probable, the measurement of any valuation allowance is based upon the fair value of the collateral. The Company includes residential mortgage loans held for sale in the amount of $802 million and $512 million at December 31, 1998 and 1997, respectively, which are carried at lower of cost or fair value and reported as mortgage loans in the statements of financial position.

Net realized capital gains and losses on investments are determined using the specific identification basis.

Policy loans and other investments are primarily reported at cost.

Derivatives

Derivatives are generally held for purposes other than trading and are primarily used to hedge or reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred. Additionally, derivatives are used to change the characteristics of the Company's asset/liability mix consistent with the Company's risk management activities.

The Company's use of derivatives is further described in Note 4. The net interest effect of interest rate and currency swap transactions is recorded as an adjustment to net investment income or interest expense, as appropriate, over the periods covered by the agreements. The cost of other derivative contracts is amortized over the life of the contracts and classified with the results of the underlying hedged item. Certain contracts are designated as hedges of specific assets and, to the extent those assets are marked to market, the hedge contracts are also marked to market and included as an adjustment of the underlying asset value. Other contracts are designated and accounted for as hedges of certain liabilities and are not marked to market.

Hedge accounting is used for derivatives that are specifically designated in advance as hedges and that reduce the Company's exposure to an indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Should such criteria not be met or if the hedged items are sold, terminated or matured, the changes in value of the derivatives are included in net income.

Contractholder and Policyholder Liabilities

Contractholder and policyholder liabilities (contractholder funds, future policy benefits and claims and other policyholder funds) include reserves for investment contracts and reserves for universal life, limited payment, participating and traditional life insurance policies. Investment contracts are contractholders' funds on deposit with the Company and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges plus credited interest.

Reserves for universal life insurance contracts are equal to cumulative premiums less charges plus credited interest which represents the account balances that accrue to the benefit of the policyowners. Reserves for non-participating term life insurance contracts are computed on a basis of assumed investment yield, mortality, morbidity and expenses, including a provision for adverse deviation, which generally vary by plan, year of issue and policy duration. Investment yield is based on the Company's experience. Mortality, morbidity and withdrawal rate assumptions are based on experience of the Company and are periodically reviewed against both industry standards and experience.

Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rate and mortality rates guaranteed in calculating the cash surrender values described in the contract.

Some of the Company's policies and contracts require payment of fees in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue reserves upon receipt and included in other policyowner funds in the consolidated statements of financial position. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts.

The liability for unpaid accident and health claims is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, the Company believes that the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in current operations.

Recognition of Premiums, Fees and Benefits

Traditional individual life and health insurance products include those products with fixed and guaranteed premiums and benefits, and consist principally of whole life and term life insurance policies and certain immediate annuities with life contingencies. Premiums from these products are recognized as premium revenue when due.

Group life and health insurance premiums are generally recorded as premium revenue over the term of the coverage. Some group contracts allow for premiums to be adjusted to reflect emerging experience. Such adjusted premiums are recognized in the period that the related experience emerges. Fees for contracts providing claim processing or other administrative services are recorded over the period the service is provided.

Related policy benefits and expenses for individual and group life and health insurance products are associated with earned premiums and result in the recognition of profits over the expected lives of the policies and contracts.

Universal life-type policies are insurance contracts with terms that are not fixed and guaranteed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

Investment   contracts  do  not  subject  the  Company  to  risks  arising  from policyowner mortality or morbidity, and consist primarily of Guaranteed Investment Contracts (GICs) and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.

Deferred Policy Acquisition Costs

Commissions and other costs (underwriting, issuance and agency expenses) that vary with and are primarily related to the acquisition of new and renewal insurance policies and investment contract business are capitalized to the extent recoverable. Acquisition costs that are not deferrable and maintenance costs are charged to operations as incurred.

Deferred policy acquisition costs for universal life-type insurance contracts and participating life insurance policies and investment contracts are being amortized over the lives of the policies and contracts in relation to the emergence of estimated gross profit margins. This amortization is adjusted retrospectively when estimates of current or future gross profits and margins to be realized from a group of products and contracts are revised. The deferred policy acquisition costs of non-participating term life insurance policies are being amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policyowner liabilities.

Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period. Deferred policy acquisition costs would be written off to the extent that it is determined that future policy premiums and investment income or gross profit margins would not be adequate to cover related losses and expenses.

Reinsurance

The Company enters into reinsurance agreements with other companies in the normal course of business. The Company may assume reinsurance from or cede reinsurance to other companies. Premiums and expenses are reported net of reinsurance ceded. The Company is contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed.

Guaranty-fund Assessments

Guaranty-fund assessments are accrued when the Company receives notice that an amount is payable to a guaranty fund. The Company also accrues for anticipated assessments which are estimated using data available from various industry sources that monitor the current status of open and closed insolvencies. The Company has also established an other asset for assessments expected to be recovered through future premium tax offsets.

Separate Accounts

The separate account assets and liabilities presented in the consolidated financial statements represent the fair market value of funds that are separately administered by the Company for contracts with equity, real estate and fixed-income investments. Generally, the separate account contract owner, rather than the Company, bears the investment risk of these funds. The separate account assets are legally segregated and are not subject to claims that arise out of any other business of the Company. The Company receives a fee for administrative, maintenance and investment advisory services that is included in the consolidated statements of operations. Deposits, net investment income and realized and unrealized capital gains and losses on the separate accounts are not reflected in the consolidated statements of operations.

Income Taxes

Principal Mutual Holding Company files a consolidated income tax return that includes the Company and all of its qualifying subsidiaries and has a policy of allocating income tax expenses and benefits to companies in the group based upon pro rata contribution of taxable income or operating losses. The Company is taxed at corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for the tax effect of temporary differences in the financial reporting and income tax bases of assets and liabilities and net operating losses using enacted income tax rates and laws. The effect on deferred tax assets and deferred tax liabilities of a change in tax rates is recognized in operations in the period in which the change is enacted.

Foreign Exchange

The Company's foreign subsidiaries' statements of financial position and operations are translated at the current exchange rates and average exchange rates for the year, respectively. Resulting translation adjustments for foreign subsidiaries and certain other transactions are reported as a component of equity. Other translation adjustments for foreign currency transactions that affect cash flows are reported in current operations.

Pension and Postretirement Benefits

The Company accounts for its pension benefits and postretirement benefits other than pension (medical, life insurance and long-term care) using the full accrual method.

Property Held for Company Use

Property  held for  Company use  includes  home  office  properties  and related leasehold improvements. Property held for Company use is shown in the consolidated statements of financial position at cost less allowances for accumulated depreciation. Provisions for depreciation of property held for Company use are computed principally on the straight-line method over the estimated useful lives of the assets. Property held for Company use and related accumulated depreciation are as follows (in millions):

                                                          December 31
                                                      1998           1997
                                                  -----------------------------

   Property held for Company use                        $328          $302
   Accumulated depreciation                              (82)          (70)
                                                  =============================
   Property held for Company use, net                   $246          $232
                                                  =============================

Other Assets

Intangible assets are included in other assets in the consolidated statements of financial position. The cost of acquired subsidiaries in excess of the fair value of the net assets (i.e., goodwill) and other intangible assets have been recorded in connection with acquisitions. These assets are amortized on a straight-line basis generally over 10 to 15 years. The carrying amount of goodwill and other intangible assets is reviewed periodically for indicators of impairment in value.

Intangible assets and related accumulated amortization are as follows (in millions):

                                                         December 31
                                                     1998          1997
                                                  ---------------------------

      Goodwill                                        $185          $165
      Accumulated amortization                         (40)          (16)
                                                  ---------------------------
      Goodwill, net                                    145           149

      Other intangible assets, net                      16            74
                                                  ---------------------------

      Total intangible assets                         $161          $223
                                                  ===========================

Mortgage servicing rights of $778 million and $432 million at December 31, 1998 and 1997, respectively, are included in other assets in the consolidated statements of financial position and represent the cost of purchasing or originating the right to service mortgage loans. These costs are capitalized and amortized to operations over the estimated remaining lives of the underlying loans using the interest method and taking into account appropriate prepayment assumptions. Capitalized mortgage servicing rights are periodically assessed for impairment, which is recognized in the consolidated statements of operations during the period in which impairment occurs by establishing a corresponding valuation allowance.

Other assets are reported primarily at cost.

Pooled Investment Fund

The Company has an arrangement whereby short-term funds of Principal Financial Services, Inc. are pooled with funds of the Company's subsidiaries and invested by the Company. The Company credits Principal Financial Services, Inc. with interest approximating the yield earned by the Company's Separate Account LI, which invests in commercial paper. At December 31, 1998, the Company reported
$137 million in other liabilities in the statements of financial position related to this arrangement with Principal Financial Services, Inc.

The Company's pooled funds are also made available to Principal Financial Services, Inc. for short-term borrowings up to $1 million, with interest approximating the yield earned by Separate Account LI. At December 31, 1998, there were no such borrowings outstanding under this arrangement.

Comprehensive Income

On January 1, 1998, the Company adopted Statement of Financial Accounting Standards No. 130, Reporting Comprehensive Income ("SFAS 130"), and restated prior years' financial statements to conform to the reporting standard. SFAS 130 establishes standards for reporting and displaying comprehensive income and its components in a full set of general-purpose financial statements. Comprehensive income includes all changes in equity during a period except those resulting from investments by shareholders and distributions to shareholders. The adoption of SFAS No. 130 resulted in revised and additional disclosures but had no effect on the financial position, results of operations, or liquidity of the Company.

Other comprehensive income excludes net realized capital gains (losses) included in net income of $344 million in 1998, $113 million in 1997 and $256 million in 1996. These amounts are net of income taxes and adjustments to deferred policy acquisition costs and unearned revenue reserves of $122 million in 1998, $63 million in 1997 and $132 million in 1996.

Reclassifications

Certain reclassifications have been made to the 1996 and 1997 consolidated financial statements to conform to the 1998 presentation.

Pending Accounting Change

In June 1998, the Financial Accounting Standards Board (the "FASB") issued Statement No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"), which the Company is required to adopt January 1, 2000. SFAS 133 will require the Company to include all derivatives in the statement of financial position at fair value. Changes in derivative fair values will either be recognized in earnings as offsets to the changes in fair value of related hedged assets, liabilities and firm commitments or, for forecasted transactions, deferred and recorded as a component of equity until the hedged transactions occur and are recognized in earnings. The ineffective portion of a hedging derivative's change in fair value will be immediately recognized in earnings. The impact of SFAS 133 on the Company's financial statements will depend on a variety of factors, including future interpretive guidance from the FASB, the future level of forecasted and actual foreign currency transactions, the extent of the Company's hedging activities, the types of hedging instruments used and the effectiveness of such instruments. However, the Company does not believe the effect of adopting SFAS 133 will be material to its financial position.


2. Mergers, Acquisitions and Divestitures

Effective April 1, 1998, the Company merged substantially all of its managed care operations with Coventry Corporation in exchange for a share of ownership in the resulting entity, Coventry Health Care, Inc. At December 31, 1998, the Company held a 42% share of Coventry Health Care, Inc. The Company's investment in Coventry Health Care, Inc. is accounted for using the equity method. Net equity of the transferred business on April 1, 1998 was $170 million. Consolidated financial results for 1997 included total assets at December 31, 1997, and total revenues and pretax loss for the year then ended of approximately $419 million, $883 million and $(26) million, respectively, for the transferred business.

During 1998, various acquisitions were made by the Company's subsidiaries at purchase prices aggregating $224 million. The acquisitions were all accounted for using the purchase method and the results of operations of the acquired businesses have been included in the financial statements of the subsidiaries from the dates of acquisition. Such acquired companies had total assets at December 31, 1998 and total 1998 revenue of $459 million and $58 million, respectively.

During 1998, various divestitures were made by certain of the Company's subsidiaries at selling prices aggregating $118 million and $15 million in net realized capital gains were realized as a result of these divestitures. In 1997, the financial statements included $152 million in assets, $206 million in revenues and $20 million of pretax losses related to these subsidiaries.

Beginning in 1998, the Company did not renew medical business in 14 states where it does not believe it can effectively compete. The Company continues to offer non-medical coverage and administrative services only products in these states. Annual medical premium in these states was approximately $230 million in 1997.

During 1997, various acquisitions were made by certain of the Company's subsidiaries at purchase prices aggregating $101 million. The acquisitions were all accounted for using the purchase method and the results of operations of the acquired businesses have been included in the financial statements of the subsidiaries from the dates of acquisition. Such acquired companies had total assets at December 31, 1997 and total 1997 revenue of $459 million and $86 million, respectively.

During 1997, the Company terminated a portion of its group medical business and helped insureds find replacement coverage. The Company has retained responsibility for the payment of claims incurred on this business prior to the effective date of the termination and has included an estimate of the ultimate liability for these claims in its financial statements. Annual premiums related to this business were approximately $380 million at date of transfer.


3. Investments

Under SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, securities are generally classified as available-for-sale, held-to-maturity, or trading. The Company has classified its entire fixed maturities portfolio as available-for-sale, although it is generally the Company's intent to hold these securities to maturity. The Company has also classified all equity securities as available-for-sale. Securities classified as available-for-sale are reported at fair value in the consolidated statements of financial position with the related unrealized holding gains and losses on such available-for-sale securities reported as a separate component of equity after adjustments for related changes in deferred policy acquisition costs, unearned revenue reserves and deferred income taxes.

The cost, gross unrealized gains and losses and fair value of fixed maturities and equity securities available-for-sale as of December 31, 1998 and 1997, are as follows (in millions):

                                                                   Gross           Gross
                                                                Unrealized      Unrealized         Fair
                                                   Cost            Gains          Losses          Value
                                              ---------------------------------------------------------------
                                              ---------------------------------------------------------------
   December 31, 1998 Fixed maturities:
     United States Government and agencies
                                                   $   611        $    -           $  10           $   601
     Foreign governments                                57            21               1                77
     States and political subdivisions                 428            19               4               443
     Corporate - public                              4,470           264              88             4,646
     Corporate - private                            11,935           653              97            12,491
     Mortgage-backed securities                      2,661            92               5             2,748
                                              ---------------------------------------------------------------
   Total fixed maturities                          $20,162        $1,049            $205           $21,006
                                              ===============================================================
   Total equity securities                         $   760        $  395           $  53           $ 1,102
                                              ===============================================================

   December 31, 1997 Fixed maturities:
     United States Government and agencies
                                                   $   337        $    1           $   -           $   338
     Foreign governments                               217             -               -               217
     States and political subdivisions                 232            15               2               245
     Corporate - public                              4,014           224              18             4,220
     Corporate - private                            12,478           856              30            13,304
     Mortgage-backed securities                      3,124            99               3             3,220
                                              ---------------------------------------------------------------
                                              ---------------------------------------------------------------
                                                    20,402         1,195              53            21,544
     Redeemable preferred stocks                         2             -               -                 2
                                              ===============================================================
   Total fixed maturities                          $20,404        $1,195           $  53           $21,546
                                              ===============================================================
   Total equity securities                         $   639        $  664           $  30           $ 1,273
                                              ===============================================================


The cost and fair value of fixed maturities available-for-sale at December 31, 1998, by expected maturity, are as follows (in millions):

                                                        Cost        Fair Value
                                                      --------------------------
                                                      --------------------------

   Due in one year or less                            $  1,043        $  1,061
   Due after one year through five years                 6,922           7,012
   Due after five years through ten years                5,283           5,590
   Due after ten years                                   4,234           4,577
                                                      --------------------------
                                                      --------------------------
                                                        17,482          18,240
   Mortgage-backed and other securities without
     a single maturity date                              2,680           2,766
                                                      --------------------------
                                                      ==========================
   Total                                               $20,162         $21,006
                                                      ==========================

The above summarized activity is based on expected maturities. Actual maturities may differ because borrowers may have the right to call or pre-pay obligations.

Major categories of net investment income are summarized as follows (in millions):

                                                 Year ended December 31
                                            1998          1997          1996
                                           ------------------------------------

   Fixed maturities, available-for-sale     $1,525        $1,620        $1,649
   Equity securities, available-for-sale        32            39            33
   Mortgage loans                            1,171         1,150         1,085
   Real estate                                 525           501           486
   Policy loans                                 27            50            49
   Cash and cash equivalents                     9             9            15
   Other                                        49            92            48
                                           ------------------------------------
                                           ------------------------------------
                                             3,338         3,461         3,365

   Less investment expenses                   (517)         (513)         (460)
                                           ------------------------------------
                                           ====================================
   Net investment income                    $2,821        $2,948        $2,905
                                           ====================================


The major components of net realized capital gains (losses) on investments are summarized as follows (in millions):

                                                  Year ended December 31
                                            1998          1997           1996
                                            ----------------------------------

   Fixed maturities, available-for-sale:
     Gross gains                             $ 67          $ 51          $ 80
     Gross losses                             (31)          (43)          (73)
   Equity securities, available-for-sale:
     Gross gains                              329           132           451
     Gross losses                             (40)          (26)           (5)
   Mortgage loans                               8            (6)          (11)
   Real estate                                126            64            14
   Other                                        7             4           (68)
                                            ==================================
   Net realized capital gains                $466          $176          $388
                                            ==================================

Proceeds from sales of investments (excluding call and maturity proceeds) in fixed maturities were $2.8 billion, $5.0 billion and $7.8 billion in 1998, 1997 and 1996 respectively. Of the 1998, 1997 and 1996 proceeds, $2.2 billion, $4.0 billion and $7.2 billion, respectively, relates to sales of mortgage-backed securities. The Company actively manages its mortgage-backed securities portfolio to control prepayment risk. Gross gains of $23 million, $29 million and $64 million and gross losses of $7 million, $10 million and $53 million in 1998, 1997 and 1996, respectively, were realized on sales of mortgage-backed securities. At December 31, 1998, the Company had security purchases payable totaling $576 million relating to the purchases of mortgage-backed securities at forward dates.

Prior to 1996, the Company entered into short-term equity swap agreements to mitigate its exposure to declines in the value of about one-half of its marketable common stock portfolio. Under the agreements, the return on that portion of the Company's marketable common stock portfolio was swapped for a fixed short-term interest rate. The equity swaps were terminated during 1996 and a realized loss of $81 million recorded. Common stocks of $633 million associated with these equity swaps were sold during 1996 and a gain of $402 million recorded, resulting in a net realized gain of $321 million.

The unrealized appreciation on investments in fixed maturities and equity securities available-for-sale is reported as a separate component of equity, reduced by adjustments to deferred policy acquisition costs and unearned revenue reserves that would have been required as a charge or credit to operations had such amounts been realized and a provision for deferred income taxes. The cumulative amount of net unrealized gains on available-for-sale securities, including the net unrealized gains on the Closed Block available-for-sale securities, is as follows (in millions):

                                                                                      December 31
                                                                                  1998           1997
                                                                              -----------------------------

   Unrealized appreciation on fixed maturities, available-for-sale                 $939        $1,142
   Unrealized appreciation on equity securities, available-for-sale,
     including seed money in separate accounts                                      347           639
   Adjustments for assumed changes in amortization patterns:
     Deferred policy acquisition costs                                             (167)         (204)
     Unearned revenue reserves                                                       17            21
   Provision for deferred income taxes                                             (390)         (560)
                                                                              =============================
   Net unrealized gains on available-for-sale securities                           $746        $1,038
                                                                              =============================

The 1998 decrease in unrealized appreciation on fixed maturities, available-for-sale, includes the effect of a change in the method of estimating the fair value of certain corporate bonds, net of related adjustments for assumed changes in amortization patterns and deferred income taxes, of $116 million.

Commercial mortgage loans and corporate private placement bonds originated or acquired by the Company represent its primary areas of credit risk exposure. At December 31, 1998 and 1997, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

                       Geographic Distribution        Property Type Distribution
                             December 31                        December 31

                           1998        1997                    1998       1997
                        ----------------------             --------------------
                        ----------------------             --------------------

   Pacific                 28%         28%          Industrial   33%        33%
   South Atlantic          24          24           Retail       33         33
   North Central           15          16           Office       29         29
   Mid Atlantic            14          14           Other         5          5
   South Central            9           9
   New England              5           5
   Mountain                 5           4

Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to contractual terms of the loan agreement. When the Company determines that a loan is impaired, a provision for loss is established for the difference between the carrying amount of the mortgage loan and the estimated value. Estimated value is based on either the present value of the expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price or fair value of the collateral. The provision for losses is reported as a net realized capital loss.

Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries are credited to the allowance for losses. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. The evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired loans that may change.

A summary of the changes in the mortgage loan allowance for losses is as follows (in millions):

                                                  December 31
                                         1998        1997        1996
                                      ------------------------------------

   Balance at beginning of year           $121        $121        $115
   Provision for losses                      4           8          16
   Releases due to write-downs,
     sales and foreclosures                (12)         (8)        (10)
                                      ====================================
   Balance at end of year                 $113        $121        $121
                                      ====================================

The corporate private placement bond portfolio is diversified by issuer and industry. Restrictive bond covenants are monitored by the Company to regulate the activities of issuers and control their leveraging capabilities.

The Company was servicing approximately 484,000 and 371,000 residential mortgage loans with aggregate principal balances of approximately $42.1 billion and $29.1 billion at December 31, 1998 and 1997, respectively. In connection with these mortgage servicing activities, the Company held funds in trust for others totaling approximately $284 million and $210 million at December 31, 1998 and 1997, respectively. In connection with its loan administration activities, the Company advances payments of property taxes and insurance premiums and also advances principal and interest payments to investors in advance of collecting funds from specific mortgagors. In addition, the Company makes certain payments of attorney fees and other costs related to loans in foreclosure. These amounts receivable are recorded, at cost, as advances on serviced loans. Amounts advanced are considered in management's evaluation of the adequacy of the mortgage loan allowance for losses.

Real estate holdings and related accumulated depreciation are as follows (in millions):

                                                  December 31
                                              1998           1997
                                          -----------------------------

   Properties held for sale                   $1,043       $   360
   Investment real estate                      2,007         2,625
                                          -----------------------------
                                               3,050         2,985
   Accumulated depreciation                     (359)         (353)
                                          =============================
   Real estate, net                           $2,691        $2,632
                                          =============================

Other investments include properties owned jointly with venture partners and operated by the partners. Joint ventures in which the Company has an interest have mortgage loans with the Company of $0.9 billion and $1.2 billion at December 31, 1998 and 1997, respectively. The Company is committed to providing additional mortgage financing for such joint ventures aggregating $85 million at December 31, 1998.


4. Derivatives Held or Issued for Purposes Other Than Trading

The Company uses exchange-traded interest rate futures and forward contracts to hedge against interest rate risks. The Company attempts to match the timing of when interest rates are committed on insurance products and on new investments. However, timing differences do occur and can expose the Company to fluctuating interest rates. Interest rate futures and forward contracts are used to minimize these risks. In these contracts, the Company is subject to the risk that the counterparties will fail to perform and to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. Futures contracts are marked to market and settled daily, which minimizes the counterparty risk. The notional amounts of futures contracts ($140 million at December 31, 1998, and $36 million at December 31, 1997) represent the extent of the Company's involvement but not the risk of loss. The Company had no forward contracts at December 31, 1998 and 1997.

The Company enters into interest rate swaps to minimize its exposure to fluctuations in interest rates. Swaps are used in asset and liability management to modify duration and match cash flows. The notional principal amounts of the swaps outstanding at December 31, 1998 and 1997, were $1.6 billion and $1.0 billion, respectively, and the credit exposure at December 31, 1998 and 1997 was $19 million and $21 million, respectively. The Company is exposed to credit loss in the event of nonperformance of the counterparties. This credit risk is minimized by purchasing such agreements from financial institutions with superior performance records. The Company's current credit exposure on swaps is limited to the value of interest rate swaps that have become favorable to the Company. The average unexpired terms of the swaps were approximately six years at both December 31, 1998 and 1997. The net amount payable or receivable from interest rate swaps is accrued as an adjustment to interest income. The Company's interest rate swap agreements include cross-default provisions when two or more swaps are transacted with a given counterparty.

The Company manages risk on its mortgage loan pipeline by buying and selling mortgage-backed securities in the forward markets, over-the-counter options on mortgage-backed securities, U. S. Treasury futures contracts and options on Treasury futures contracts. The Company entered into mandatory forward, option and futures contracts totaling approximately $2.4 billion and $1.2 billion at December 31, 1998 and 1997, respectively, to reduce interest rate risk on certain mortgage loans held for sale and other commitments. The forward contracts provide for the delivery of securities at a specified future date at a specified price or yield. In the event the counterparty is unable to meet its contractual obligations, the Company may be exposed to the risk of selling mortgage loans at prevailing market prices. The effect of these contracts was considered in the lower of cost or market calculation of mortgage loans held for sale.

The Company has committed to originate approximately $1.1 billion and $612 million of mortgage loans at December 31, 1998 and 1997, respectively, subject to borrowers meeting the Company's underwriting guidelines. These commitments call for the Company to fund such loans at a future date with a specified rate at a specified price. Because the borrowers are not obligated to close the loans, the Company is exposed to risks that it may not have sufficient mortgage loans to deliver to its mandatory forward contracts and, thus, would be obligated to purchase mortgage loans at prevailing market rates to meet such commitments. Conversely, the Company is exposed to the risk that more loans than expected will close, and the loans would then be sold at current market prices.

The Company uses interest rate floors and options on futures contracts in hedging a portion of its portfolio of mortgage servicing rights from prepayment risk associated with changes in interest rates. The Company had entered into interest rate floor and option contracts with a notional value of $6.3 billion and $3.1 billion at December 31, 1998 and 1997, respectively. The floors and contracts provide for the receipt of payments when interest rates are below predetermined interest rate levels. The premiums paid for floors are included in other assets in the Company's consolidated statements of financial position.

The Company enters into currency exchange swap agreements to convert certain foreign denominated fixed rate assets into U.S. dollar denominated fixed rate assets and eliminate the exposure to future currency volatility on those securities. At December 31, 1998, the Company had various foreign currency exchange agreements with maturities ranging from 1999 to 2018, with an aggregate notional amount involved of approximately $486 million and the credit exposure was $35 million. At December 31, 1997, such maturities ranged from 1998 to 2018 with an aggregate notional amount of approximately $410 million and a credit exposure of $17 million. The average unexpired term of the swaps was approximately seven years at both December 31, 1998 and 1997.


5. Closed Block

Summarized financial information of the Closed Block as of and for the six-month period from formation to December 31, 1998, is as follows (in millions):

   Assets
   Fixed maturities, available-for-sale                            $1,722
   Mortgage loans                                                   1,063
   Policy loans                                                       741
   Other investments                                                    1
   Accrued investment income                                           60
   Deferred policy acquisition costs                                  649
   Other assets                                                        15
                                                                ===========
                                                                   $4,251
                                                                ===========

   Liabilities
   Future policy benefits and claims                               $4,668
   Other policyholder funds                                             6
   Policyholder dividends payable                                     393
   Other liabilities                                                  232
                                                                ===========
                                                                   $5,299
                                                                ===========

   Revenues and expenses
   Premiums                                                       $   390
   Net investment income                                              127
   Other income                                                         1
   Benefits, claims and settlement expenses                          (306)
   Dividends to policyholders                                        (143)
   Operating expenses                                                 (56)
                                                                ===========
   Contribution from the Closed Block (before income taxes)      $     13
                                                                ===========


6. Accident and Health Reserves

Activity in the liability for unpaid accident and health claims, which is included with future policy benefits and claims in the consolidated statements of financial position, is summarized as follows (in millions):
                                                  Year ended December 31
                                            1998          1997          1996
                                           ------------------------------------

   Balance at beginning of year            $   770       $   800       $   810

   Incurred:
     Current year                            1,922         2,723         3,051
     Prior years                               (14)          (21)          (29)
                                           ------------------------------------
                                           ------------------------------------
   Total incurred                            1,908         2,702         3,022

   Reclassification for subsidiary merger
     (see Note 2)                              155             -             -
   Payments:
     Current year                            1,523         2,235         2,535
     Prior years                               359           497           497
                                           ------------------------------------
   Total payments                            2,037         2,732         3,032
                                           ------------------------------------

   Balance at end of year:
     Current year                              349           476           516
     Prior years                               292           294           284
                                           ------------------------------------
                                           ====================================
   Total balance at end of year            $   641       $   770       $   800
                                           ====================================

The activity summary in the liability for unpaid accident and health claims shows a decrease of $14 million, $21 million and $29 million to the December 31, 1997, 1996 and 1995 liability for unpaid accident and health claims, respectively, arising in prior years. Such liability adjustments, which affected current operations during 1998, 1997 and 1996, respectively, resulted from developed claims for prior years being different than were anticipated when the liabilities for unpaid accident and health claims were originally estimated. These trends have been considered in establishing the current year liability for unpaid accident and health claims.


7. Debt

The components of debt as of December 31, 1998 and December 31, 1997 are as follows (in millions):

                                                          December 31
                                                     1998           1997
                                                 ------------------------------

      7.875% notes payable, due 2024                  $199          $199
      8% notes payable, due 2044                        99            99
      Mortgages and other notes payable                373           161
                                                 ==============================
      Total debt                                      $671          $459
                                                 ==============================

On March 10, 1994, the Company issued $300 million of surplus notes, including $200 million due March 1, 2024 at a 7.875% annual interest rate and the remaining $100 million due March 1, 2044 at an 8% annual interest rate. No affiliates of the Company hold any portion of the notes. The discount and direct costs associated with issuing these notes are being amortized to expense over their respective terms using the interest method. Each payment of interest and principal on the notes, however, may be made only with the prior approval of the Commissioner of Insurance of the State of Iowa (the Commissioner) and only to the extent that the Company has sufficient surplus earnings to make such payments. For each of the years ended December 31, 1998, 1997 and 1996, interest of $24 million was approved by the Commissioner, paid and charged to expense.

Subject to Commissioner approval, the surplus notes due March 1, 2024 may be redeemed at the Company's election on or after March 1, 2004 in whole or in part at a redemption price of approximately 103.6% of par. The approximate 3.6% premium is scheduled to gradually diminish over the following ten years. These surplus notes may then be redeemed on or after March 1, 2014, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.

In addition, subject to Commissioner approval, the notes due March 1, 2044 may be redeemed at the Company's election on or after March 1, 2014, in whole or in part at a redemption price of approximately 102.3% of par. The approximate 2.3% premium is scheduled to gradually diminish over the following ten years. These notes may be redeemed on or after March 1, 2024, at a redemption price of 100% of the principal amount plus interest accrued to the date of redemption.

The mortgages and other notes payable are financings for real estate developments. The Company has obtained loans with various lenders to finance these developments. Outstanding principal balances as of December 31, 1998 range from $1 million to $39.1 million per development with interest rates generally ranging from 6.6% to 9.3%. Outstanding principal balances as of December 31, 1997 range from $1 million to $10.7 million per development with interest rates generally ranging from 6.6% to 8.0%.

At December 31, 1998, future annual maturities of debt are as follows (in millions):

   1999                                       $150
   2000                                          9
   2001                                          8
   2002                                          8
   2003                                          9
   Thereafter                                  487
                                           ----------
                                           ==========
   Total future maturities of debt            $671
                                           ==========

Cash paid for interest for 1998, 1997 and 1996 was $97 million, $67 million and $79 million, respectively.

The Company issues commercial paper periodically to meet its short-term financing needs and also has credit facilities with various banks. The Company had outstanding credit borrowings of $200 million and $225 million at December 31, 1998 and 1997, respectively. These outstanding borrowings are included in other liabilities in the consolidated statements of financial position.


8. Income Taxes

The Company's income tax expense (benefit) is as follows (in millions):

                                        Year ended December 31
                                  1998          1997          1996
                                 ---------------------------------------
   Current income taxes:
     Federal                      $ (80)          $144          $145
     State and foreign               10              3            (1)
     Net realized capital gains     107             11           210
                                 ---------------------------------------
   Total current income taxes        37            158           354
   Deferred income taxes              7             83           (50)
                                 =======================================
   Total income taxes               $44           $241          $304
                                 =======================================



The Company's provision for income taxes may not have the customary relationship of taxes to income. Differences between the prevailing corporate income tax rate of 35% times the pre-tax income and the Company's effective tax rate on pre-tax income are generally due to inherent differences between income for financial reporting purposes and income for tax purposes, and the establishment of adequate provisions for any challenges of the tax filings and tax payments to the various taxing jurisdictions. A reconciliation between the corporate income tax rate and the effective tax rate is as follows:
                                                 Year ended December 31
                                            1998          1997          1996
                                           -----------------------------------

   Statutory corporate tax rate              35%           35%           35%
   Dividends received deduction              (4)           (2)           (1)
   Interest exclusion from taxable income    (1)           (1)           (1)
   Resolution of prior year tax issues      (20)            -             -
   Other                                     (4)            3             4
                                           -----------------------------------
   Effective tax rate                         6%           35%           37%
                                           ===================================

Significant components of the Company's net deferred income taxes are as follows
   (in millions):
                                                                 December 31
                                                             1998       1997
                                                            -------------------
   Deferred income tax assets (liabilities):
     Insurance liabilities                                   $ 171      $ 179
     Deferred policy acquisition costs                        (331)      (341)
     Net unrealized gains on available for sale securities    (390)      (560)
     Other                                                      53        (81)
                                                            ===================
                                                             $(497)     $(803)
                                                            ===================

The Internal Revenue Service (the Service) has completed examination of the consolidated federal income tax returns of the Company and affiliated companies through 1992. The Service is completing their examination of the Company's returns for 1993 and 1994. The Service has also begun to examine returns for 1995 and 1996. The Company believes that there are adequate defenses against or sufficient provisions for any challenges.

Undistributed earnings of certain foreign subsidiaries are considered indefinitely reinvested by the Company. A tax liability will be recognized when the Company expects distribution of earnings in the form of dividends, sale of the investment or otherwise.

Cash paid for income taxes was $309 million in 1998, $143 million in 1997 and $285 million in 1996.


9. Employee and Agent Benefits

The Company has defined benefit pension plans covering substantially all of its employees and certain agents. The employees and agents are generally first eligible for the pension plans when they reach age 21. The pension benefits are based on the years of service and generally the employee's or agent's average annual compensation during the last five years of employment. Partial benefit accrual of pension benefits is recognized from first eligibility until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The Company's policy is to fund the cost of providing pension benefits in the years that the employees and agents are providing service to the Company. The Company's funding policy is to deposit the actuarial normal cost and any change in unfunded accrued liability over a 30-year period as a percentage of compensation.

The Company also provides certain health care, life insurance and long-term care benefits for retired employees. Substantially all employees are first eligible for these postretirement benefits when they reach age 57 and have completed ten years of service with the Company. Partial benefit accrual of these health, life and long-term care benefits is recognized from the employee's date of hire until retirement based on attained service divided by potential service to age 65 with a minimum of 35 years of potential service. The Company's policy is to fund the cost of providing retiree benefits in the years that the employees are providing service to the Company. The Company's funding policy is to deposit the actuarial normal cost and an accrued liability over a 30-year period as a percentage of compensation.

The plans' combined funded status, reconciled to amounts recognized in the consolidated statements of financial position and consolidated statements of operations, is as follows (in millions):

                                                                           Other Postretirement Benefits
                                              Pension Benefits
                                      ----------------------------------   -------------------------------
                                           Year ended December 31              Year ended December 31
                                        1998       1997        1996          1998       1997       1996
                                      --------- ----------- ------------   ---------- ---------- ---------
   Change in benefit obligation
   Benefit obligation at beginning      $(700)     $(732)      $(670)        $(214)     $(218)     $(212)
     of year
   Service cost                           (34)       (41)        (38)          (12)       (12)       (12)
   Interest cost                          (50)       (52)        (46)          (15)       (16)       (15)
   Plan amendment                           -          -         (16)            -          -          -
   Actuarial gain (loss)                  (79)        97          19            22         22         14
   Curtailment adjustment                   -          7           -             -          -          -
   Benefits paid                           36         21          19            13         10          7
                                      ========= =========== ============   ========== ========== =========
   Benefit obligation at end of year    $(827)     $(700)      $(732)        $(206)     $(214)     $(218)
                                      ========= =========== ============   ========== ========== =========


                                                                                   Other Postretirement Benefits
                                                   Pension Benefits
                                         --------------------------------------    ------------------------------
                                                Year ended December 31                Year ended December 31
                                            1998        1997          1996          1998       1997       1996
                                         ----------- ------------ -------------   ---------- ---------- ----------
   Change in plan assets
   Fair value of plan assets at
     beginning of year                      $980         $841         $723          $300        $247       $208
   Actual return on plan assets               23          130          118            15          41         32
   Employer contribution                      26           26           20            26          25         17
   Benefits paid                             (36)         (17)         (20)          (15)        (13)       (10)
                                         ----------- ------------ -------------   ---------- ---------- ----------
   Fair value of plan assets at end of      $993         $980         $841          $326        $300       $247
     year
                                         =========== ============ =============   ========== ========== ==========

   Funded status                            $166         $280         $109          $120        $ 86       $ 29
   Unrecognized net actuarial gain           (38)        (182)         (29)          (71)        (53)       (10)
   Unrecognized prior service cost            12           14           17             -           -          -
   Unamortized transition obligation         (37)         (49)         (60)            8          12         17
                                         ----------- ------------ -------------   ---------- ---------- ----------
   Prepaid benefit cost                     $103         $ 63         $ 37          $ 57        $ 45       $ 36
                                         =========== ============ =============   ========== ========== ==========

   Weighted-average assumptions as of
   December 31
   Discount rate                            6.75%        7.25%        7.25%          6.75%      7.25%      7.25%

   Components of net periodic benefit
     cost
   Service cost                             $ 34         $ 41         $ 38          $ 12        $ 12       $ 12
   Interest cost                              50           52           46            15          16         15
   Expected return on plan assets            (75)         (80)        (119)          (16)        (16)       (13)
   Amortization of prior service cost          1            1            1             -           -          -
   Amortization of transition (asset)
     obligation                              (11)         (11)         (11)            4           4          4
   Recognized net actuarial loss (gain)       (8)           2           52            (1)          -          -
                                         ----------- ------------ -------------   ---------- ---------- ----------
   Net periodic benefit cost (income)       $ (9)        $  5         $  7          $ 14        $ 16       $ 18
                                         =========== ============ =============   ========== ========== ==========

For 1998, 1997 and 1996, the expected long-term rates of return on plan assets for pension benefits were approximately 5%, 5% and 6.2%, respectively (after estimated income taxes) for those trusts subject to income taxes. For trusts not subject to income taxes, the expected long-term rates of return on plan assets were approximately 8.1%, 8.1% and 9.6% for 1998, 1997 and 1996, respectively. The assumed rate of increase in future compensation levels varies by age for both the qualified and non-qualified pension plans.

For 1998, 1997 and 1996, the expected long-term rates of return on plan assets for other post-retirement benefits were approximately 5%, 5% and 6.2%, respectively (after estimated income taxes) for those trusts subject to income taxes. For trusts not subject to income taxes, the expected long-term rates of return on plan assets were approximately 8.1%, 8.2% and 9.5% for 1998, 1997 and 1996, respectively. These rates of return on plan assets vary by benefit type and employee group.

The assumed health care cost trend rate used in measuring the accumulated postretirement benefit obligations starts at 8.75% in 1998 and declines to an ultimate rate of 6% in 2025. Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects (in millions):

                                             1-Percentage-     1-Percentage-
                                            Point Increase    Point Decrease
                                            ---------------   ---------------
   Effect on total of service and
     interest cost components                    $ 9               $ (6)
   Effect on accumulated postretirement
     benefit obligation                          $43               $(34)

In addition, the Company has defined contribution plans that are generally available to all employees and agents who are age 21 or older. Eligible participants may contribute up to 20% of their compensation, to a maximum of $10,000 annually to the plans in 1998. Eligible participants were able to contribute up to 15% of their compensation, to a maximum of $9,500 annually to the plans in 1997 and 1996. The Company matches the participant's contribution at a 50% contribution rate up to a maximum Company contribution of 2% of the participant's compensation. The Company contributed $11 million in 1998, $15 million in 1997 and $13 million in 1996 to these defined contribution plans.


10. Reinsurance

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. To minimize the possibility of losses, the Company evaluates the financial condition of its reinsurers and continually monitors concentrations of credit risk.

The effect of reinsurance on premiums and annuity and other considerations and benefits, claims and settlement expenses is as follows (in millions):

                                                      Year ended December 31
                                            1998           1997         1996
                                           -----------------------------------
                                           -----------------------------------

Premiums and annuity and other
considerations:
     Direct                                $3,380         $4,601       $5,034
     Assumed                                   59            106          116
     Ceded                                    (30)           (39)         (29)
                                           ===================================
Net premiums and annuity and other
considerations                             $3,409         $4,668       $5,121
                                           ===================================
                                           ===================================

Benefits, claims and settlement expenses:
     Direct                                $4,739         $5,596       $6,003
     Assumed                                   66            102          109
     Ceded                                    (28)           (66)         (25)
                                           ===================================
Net benefits, claims and
     settlement expenses                   $4,777         $5,632       $6,087
                                           ===================================

Effective July 1, 1998, the Company no longer participates in reinsurance pools related to the Federal Employee Group Life Insurance and Service Group Life Insurance programs. In 1997, the premium assumed from these arrangements was approximately $85 million.


11. Other Commitments and Contingencies

The Company, as a lessor, leases industrial, office, retail and other wholly owned investment real estate properties under various operating leases. Rental income for all operating leases totaled $362 million in 1998, $344 million in 1997 and $310 million in 1996. At December 31, 1998, future minimum annual rental commitments under these noncancelable operating leases are as follows (in millions):

                                     Held for Sale    Held for     Total Rental
                                                     Investment     Commitments
                                     -------------------------------------------
   1999                                  $150          $   172         $   322
   2000                                   127              162             289
   2001                                   103              140             243
   2002                                    77              117             194
   2003                                    49               99             148
   Thereafter                             152              758             910
                                     ===========================================
Total future minimum lease receipts      $658           $1,448           $2,106
                                     ===========================================


The Company, as a lessee, leases office space, data processing equipment, corporate aircraft and office furniture and equipment under various operating leases. Rental expense for all operating leases totaled $60 million in 1998 and $84 million in both 1997 and 1996. At December 31, 1998, future minimum annual rental commitments under these noncancelable operating leases are as follows (in millions):

   1999                                                   $  44
   2000                                                      38
   2001                                                      28
   2002                                                      22
   2003                                                      14
   Thereafter                                                17
                                                        -----------
                                                            163
   Less future sublease rental income on these
     noncancelable leases                                     6
                                                        ===========
   Total future minimum lease payments                     $157
                                                        ===========

The Company is a defendant in various legal actions arising in the normal course of its investment and insurance operations. In the opinion of management, any losses resulting from the resolution of such actions would not have a material effect on the Company's consolidated financial statements.

The Company is also subject to insurance guarantee laws in the states in which it writes business. These laws provide for assessments against insurance companies  for the  benefit  of  policyowners  and  claimants  in the  event  of insolvency of other insurance companies. The assessments may be partially recovered through a reduction in future premium taxes in some states. At
December 31, 1998 and 1997, approximately $9 million and $6 million, respectively, is accrued in other liabilities in the consolidated statements of financial position for possible guarantee fund assessments for which notices have not been received and the Company does not anticipate receiving a premium tax credit.


12. Fair Value of Financial Instruments

The following discussion describes the methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments. Certain financial instruments, particularly policyowner liabilities other than investment contracts, are excluded from these fair value disclosure requirements. The techniques utilized in estimating the fair values of financial instruments are affected by the assumptions used, including discount rates and estimates of the amount and timing of future cash flows. Care should be exercised in deriving conclusions about the Company's business, its value or financial position based on the fair value information of financial instruments presented below. The estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of the Company's financial instruments.

The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument.

Fair values of public debt and equity securities have been determined by the Company from public quotations, when available. Private placement securities and other fixed maturities and equity securities are valued by discounting the expected total cash flows. Market rates used are applicable to the yield, credit quality and average maturity of each security.

Fair values of commercial mortgage loans are determined by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of each loan. Fair values of residential mortgage loans are determined by a pricing and servicing model using market rates that are applicable to the yield, rate structure, credit quality, size and maturity of each loan.

The fair values for assets classified as policy loans, other investments, cash and cash equivalents and accrued investment income in the accompanying consolidated statements of financial position approximate their carrying amounts.

The fair values of the Company's reserves and liabilities for investment-type insurance contracts (insurance, annuity and other policy contracts that do not involve significant mortality or morbidity risk and that are only a portion of the policyowner liabilities appearing in the consolidated statements of financial position) are estimated using discounted cash flow analyses (based on current interest rates being offered for similar contracts with maturities consistent with those remaining for the investment-type contracts being valued). The fair values for the Company's insurance contracts (insurance, annuity and other policy contracts that do involve significant mortality or morbidity risk), other than investment-type contracts, are not required to be disclosed. The Company does consider, however, the various insurance and investment risks in choosing investments for both insurance and investment-type contracts.

Fair values for debt issues are estimated using discounted cash flow analysis based on the Company's incremental borrowing rate for similar borrowing arrangements.

The carrying amounts and estimated fair values of the Company's financial instruments at December 31, 1998 and 1997, are as follows (in millions):

                                                             1998                         1997
                                                  ---------------------------  ----------------------------
                                                     Carrying       Fair         Carrying        Fair
                                                      Amount        Value         Amount         Value
                                                  ---------------------------  ----------------------------
   Assets (liabilities)
   Fixed maturities (see Note 3)                      $21,006       $21,006        $21,546      $21,546
   Equity securities (see Note 3)                       1,102         1,102          1,273        1,273
   Mortgage loans                                      12,091        12,711         13,286       14,010
   Policy loans                                            25            25            749          749
   Other investments                                      349           349            130          130
   Cash and cash equivalents                              461           461            546          546
   Accrued investment income                              375           375            457          457
   Financial instruments included in Closed
     Block (see Note 5)                                 3,587         3,652              -            -
   Investment-type insurance contracts                (22,127)      (21,606)       (22,115)     (22,637)
   Debt                                                  (671)         (708)          (459)        (486)


13. Statutory Insurance Financial Information

The Company prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa. Currently "prescribed" statutory accounting practices include a variety of publications of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and general administrative rules. "Permitted" statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted  accounting  practices  on  statutory  surplus  is not  material.  The accounting practices used to prepare statutory financial statements for regulatory filings differ in certain instances from GAAP. Prescribed or permitted statutory accounting practices are used by state insurance departments to regulate the Company.

The NAIC has adopted the Codification of Statutory Accounting Principles (Codification), the result of which is expected to constitute the primary source of "prescribed" statutory accounting practices assuming formal adoption by Iowa regulatory authorities. If adopted as proposed, the codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domiciled within those states. The impact on the Company's statutory financial statements has not been determined at this time.

Life/Health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 1998, the Company meets the RBC requirements.

The following summary reconciles the assets and stockholder's equity at December 31, 1998, 1997 and 1996, and net income for the years ended December 31, 1998, 1997 and 1996, in accordance with statutory reporting practices prescribed or permitted by the Insurance Division of the Department of Commerce of the State of Iowa with that reported in these consolidated GAAP financial statements (in millions):

                                                                             Stockholder's
                                                                  Assets        Equity        Net Income
                                                               ---------------------------------------------
                                                               ---------------------------------------------
   December 31, 1998
   As reported in accordance with statutory accounting
     practices - unconsolidated                                   $70,096         $3,032         $511
   Additions (deductions):
     Unrealized gain on fixed maturities available-for-sale           997            997            -
     Other investment adjustments                                   1,620          1,081          176
     Adjustments to insurance reserves and dividends                 (169)          (192)         (56)
     Deferral of policy acquisition costs                           1,105          1,105            -
     Surplus note reclassification as debt                              -           (298)           -
     Provision for deferred federal income taxes and other
       tax reclassifications                                            -           (475)         165
     Other - net                                                      294            219         (101)
                                                               =============================================
   As reported in these consolidated GAAP financial statements
                                                                  $73,943         $5,469         $695
                                                               =============================================

   December 31, 1997
   As reported in accordance with statutory accounting
     practices - unconsolidated                                   $63,957         $2,811         $432
   Additions (deductions):
     Unrealized gain on fixed maturities available-for-sale         1,176          1,176            -
     Other investment adjustments                                     853          1,141           27
     Adjustments to insurance reserves and dividends                 (173)          (131)         (41)
     Deferral of policy acquisition costs                           1,057          1,057           43
     Surplus note reclassification as debt                              -           (298)           -
     Provision for deferred federal income taxes and other
       tax reclassifications                                            -           (643)           7
     Other - net                                                      184            171          (14)
                                                               ---------------------------------------------
                                                               =============================================
   As reported in these consolidated GAAP financial statements
                                                                  $67,054         $5,284         $454
                                                               =============================================



                                                                                  Stockholder's
                                                                  Assets          Equity         Net Income
                                                               ---------------------------------------------
   December 31, 1996
   As reported in accordance with statutory accounting
     practices - unconsolidated                                   $56,837         $2,504         $415
   Additions (deductions):
     Unrealized gain on fixed maturities available-for-sale           964            964            -
     Other investment adjustments                                     355            901           53
     Adjustments to insurance reserves and dividends                 (156)          (115)         (41)
     Deferral of policy acquisition costs                           1,058          1,058           38
     Surplus note reclassification as debt                              -           (298)           -
     Provision for deferred federal income taxes and other
       tax reclassifications                                           (6)          (493)          60
     Other - net                                                       90            133            1
                                                               =============================================
   As reported in these consolidated GAAP financial statements
                                                                  $59,142         $4,654         $526
                                                               =============================================


14. Dividends

On December 1, 1998, the Company's Board of Directors declared dividends comprising cash and other assets totaling $200 million to its sole shareholder, Principal Financial Services, Inc. At December 31, 1998, $140 million of the dividends have been paid and the remaining balance is reported in other liabilities.


15. Year 2000 Issues (Unaudited)

In 1995, the Company began investigating the potential impact of the Year 2000 on its systems, procedures, customers and business processes. The Year 2000 assessment provided information used to determine what system components must be changed or replaced to minimize the impact of the calendar change from 1999 to 2000.

The Company will continue to use internal and external resources to modify, replace, and test its systems. Management estimates 100% of the identified modifications to mission critical systems and 99% of the identified modifications to other systems have been completed for its Year 2000 project. The project completion is scheduled to occur prior to any anticipated impact on the Company operations. The total cost for the project is estimated to be $20 million, with the costs being expensed as incurred until completion.

The Company faces the risk that one or more of its critical suppliers or customers (external relationships) will not be able to interact with the Company due to the third party's inability to resolve its own Year 2000 issues. The Company has completed its inventory of external relationships and is attempting to determine the overall Year 2000 readiness of its external relationships. The Company is engaged in discussions with the third parties and is requesting information as to those parties' Year 2000 plans and state of readiness. The Company, however, does not have sufficient information at the current time to predict whether all of its external relationships will be Year 2000 ready.

While the Company believes that it has addressed its Year 2000 concerns, the Company has begun to develop contingency/recovery plans aimed at ensuring the continuity of critical business functions before, on and after December 31, 1999. The Company expects contingency/recovery planning to be substantially complete by April 1, 1999. The Year 2000 contingency plans will be reviewed periodically throughout 1999 and revised as needed. The Company believes its Year 2000 contingency plans coupled with existing "disaster recovery" and "business resumption" plans minimize the impact Year 2000 issues may have on the organization.

The process the Company is using encourages the developers of the contingency plans to look beyond traditional systems problems which may include supply chain issues, economic conditions, social changes, political aspects and other factors which could influence the success of the business and customers.